UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2020 – JUNE 30, 2020

(Semi-Annual Shareholder Report)

Item 1.	Reports to Shareholders

SEMI-ANNUAL REPORT

AMG Funds

June 30, 2020

AMG Yacktman Fund
Class I: YACKX

AMG Yacktman Focused Fund
Class N: YAFFX	Class I: YAFIX

AMG Yacktman Focused Fund - Security Selection Only
Class N: YFSNX	Class I: YFSIX

AMG Yacktman Special Opportunities Fund
Class I: YASSX	Class Z: YASLX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	063020	SAR071

AMG Funds Semi-Annual Report – June 30, 2020 (unaudited)

TABLE OF CONTENTS	PAGE

ABOUT YOUR FUND’S EXPENSES	2

FUND PERFORMANCE	3

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Yacktman Fund	5

AMG Yacktman Focused Fund	11

AMG Yacktman Focused Fund - Security Selection Only	17

AMG Yacktman Special Opportunities Fund	23

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	33

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	35

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	36

Detail of changes in assets for the past two fiscal periods

Financial Highlights	38

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	45

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	53

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	56

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2020	Expense Ratio for the Period	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*
AMG Yacktman Fund
Based on Actual Fund Return
Class I	0.71%	$1,000	$908	$3.37
Based on Hypothetical 5% Annual Return
Class I	0.71%	$1,000	$1,021	$3.57

AMG Yacktman Focused Fund
Based on Actual Fund Return
Class N	1.24%	$1,000	$916	$5.91
Class I	1.06%	$1,000	$918	$5.05
Based on Hypothetical 5% Annual Return
Class N	1.24%	$1,000	$1,019	$6.22
Class I	1.06%	$1,000	$1,020	$5.32

AMG Yacktman Focused Fund - Security Selection Only
Based on Actual Fund Return
Class N	1.13%	$1,000	$881	$5.29
Class I	1.08%	$1,000	$881	$5.05
Based on Hypothetical 5% Annual Return
Class N	1.13%	$1,000	$1,019	$5.67
Class I	1.08%	$1,000	$1,019	$5.42

Six Months Ended June 30, 2020	Expense Ratio for the Period	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*
AMG Yacktman Special Opportunities Fund
Based on Actual Fund Return
Class I	1.39%†	$1,000	$850	$6.40
Class Z	1.29%†	$1,000	$851	$5.94
Based on Hypothetical 5% Annual Return
Class I	1.39%†	$1,000	$1,018	$6.97
Class Z	1.29%†	$1,000	$1,018	$6.47

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

†	Includes a performance fee adjustment amounting to (0.35)% of average daily net assets which is not annualized. (See Note 2 of Notes to Financial Statements.)

2

Fund Performance (unaudited) Periods ended June 30, 2020

The table below shows the average annual total returns for the periods indicated for each Fund, as well as each Fund’s relative index for the same time periods ended June 30, 2020.

Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Yacktman Fund[2,3,4,5,6,7,8,9,10]
Class I	(9.18%)	(3.57%)	7.47%	10.55%	9.86%	07/06/92
S&P 500® Index[20]	(3.08%)	7.51%	10.73%	13.99%	9.64%	07/06/92	†

Russell 1000® Value Index[21]	(16.26%)	(8.84%)	4.64%	10.41%	9.09%	07/06/92	†
AMG Yacktman Focused Fund[2,3,4,5,6,7,8,9,10,11,12,13]
Class N	(8.38%)	(2.68%)	8.51%	10.81%	9.18%	05/01/97

Class I	(8.25%)	(2.47%)	8.71%	—	10.16%	07/24/12
S&P 500® Index[20]	(3.08%)	7.51%	10.73%	13.99%	8.05%	05/01/97	†

Russell 1000® Value Index[21]	(16.26%)	(8.84%)	4.64%	10.41%	7.31%	05/01/97	†
AMG Yacktman Focused Fund - Security Selection Only2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14
Class N	(11.87%)	(6.27%)	—	—	8.49%	01/30/17

Class I	(11.88%)	(6.28%)	—	—	8.46%	01/30/17
S&P 500® Index[20]	(3.08%)	7.51%	—	—	11.62%	01/30/17	†

Russell 1000® Value Index[21]	(16.26%)	(8.84%)	—	—	2.77%	01/30/17	†
AMG Yacktman Special Opportunities Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 15, 16, 17, 18, 19
Class I	(14.96%)	(12.35%)	4.14%	—	4.14%	06/30/15

Class Z	(14.93%)	(12.34%)	4.24%	—	2.41%	06/30/14
MSCI ACWI All Cap Index[22]	(7.09%)	1.14%	6.08%	—	5.18%	06/30/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Funds and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

*	Not annualized.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2020. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[5]   Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]   The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[7]   The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8]   Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]   Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[10]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[11]  The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[12]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[13]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[14]  The Fund may invest greater than 5% of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions.

[15]  The Fund’s investment management fees are subject to a performance adjustment, which could increase or reduce the investment management fees paid by the Fund. The prospect of a positive or negative performance adjustment may create an incentive for

3

Fund Performance Periods ended June 30, 2020 (continued)

    the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund. The performance adjustment could increase the Investment Manager’s fee (and, in turn, the Subadvisor’s fee) even if the Fund’s shares lose value during the performance period provided that the Fund outperformed its benchmark index, and could decrease the Investment Manager’s fee (and, in turn, the Subadvisor’s fee) even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its benchmark index.

[16] The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[17]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[18]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[19]  The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[20] The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

[21]  The Russell 1000® Value Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment and does not incur expenses.

[22]  The MSCI ACWI All Cap Index captures large, mid, small and micro cap representation across certain

    Developed Markets (DM) countries and large, mid and small cap representation across certain Emerging Markets (EM) countries. The Index is comprehensive, covering a significant percentage of the global equity investment opportunity set. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI ACWI All Cap Index is unmanaged, is not available for investment and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

The Russell 1000® Value Index is a trademark of the London Stock Exchange Group companies.

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

4

AMG Yacktman Fund Portfolio Manager’s Comments (unaudited)

We hope this update finds readers healthy and well.

In the first ten weeks of 2020, the U.S. stock market dropped sharply due to business and economic disruption from COVID-19. By early June markets rebounded as optimism over massive amounts of stimulus and lower interest rates triumphed over weak fundamentals and an uncertain economic outlook. We produced solid outperformance versus the Russell 1000® Value Index and lagged the S&P 500® Index, which was driven by a handful of extremely high-priced growth stocks.

During the declines we put significant cash to work, making more than a dozen new purchases. Cash dropped to less than 15% at its low point, though it increased toward the end of the second quarter as we trimmed several positions that appreciated significantly. Even though general market fears have abated since March, we think it is a mistake for investors to underestimate potential risks to companies and economies especially due to high valuations, challenging fundamentals, significant leverage, and political discord.

Paying top dollar for stocks at a time when business fundamentals and the economy are facing some of the most serious challenges in generations is a bad idea. This will likely lead to low long-term index returns in a good scenario and painful losses if things don’t go so well. The race back into equities from March lows reminds us a bit of the 1998–2000 period when the Federal Reserve cut rates in response to the Russian financial crisis and kicked off a tech bubble that eventually popped in 2000. Many short-term thinkers are behaving like a driver who thinks a good solution for driving through sudden inclement weather is to go as fast as possible so it is over quickly, even though it is much more risky and probably results in a bad outcome.

Our approach remains focused on individual investment opportunities that we think can provide solid risk-adjusted returns over time, even in periods like today where there is a large disconnect between prices and risk for most securities. It only takes a few great ideas to deliver solid long-term results.

Microsoft produced strong business results as several of its key operating units saw strong demand due to an increased work/stay at home environment. Its shares have performed exceptionally well in the last few years as it has delivered strong earnings growth and its business has demonstrated great resilience in a difficult economy.

Brenntag, the global leader in industrial chemical and ingredients distribution, produced solid results in the first quarter, a result of its management’s continued demonstration of improved business fundamentals. We added to the position at bargain prices in the March declines and benefited from its recovery in the second quarter.

Alphabet’s shares performed well along with tech stocks in the first half of the year. We continue to think its dominant search business along with strong assets like YouTube make the company well positioned.

Detractors in the first half of the year include oil services firm Weatherford, Macy’s, and Bolloré.

Weatherford’s business was materially impacted by declines in energy prices and a lack of demand for its services as companies in the industry cut back production. We received shares in Weatherford when the company exited bankruptcy in late 2019 and, while we believed the investment represented good value in a normal operating environment, we were not prepared for the company to deal with an economic crisis of this magnitude.

Macy’s, which we own more for its real estate value than the retail business, suffered in the first half as expected earnings and cash flow turned into losses due to store closures. Its real estate value was also impacted due to reduced future demand for properties (especially for conversion to office space) and an acceleration of mall closures. We reduced the position at the end of the second quarter on a rebound in the stock price.

trading at nearly a 50% discount to just its ownership stake in Vivendi and having significant additional value in the ports/logistics business which is worth significantly more than corporate debt and providing significant additional value to the investment.

Conclusion

In the last several years, high-priced growth companies have significantly outperformed low-priced value stocks, bringing back the proclamations we heard in the late 1990s that value investing was dead. Underperformance of value at the end of the tech bubble created many fantastic investment opportunities for us, helping drive significant outperformance over the 20 years since then.

We think one of the keys to successful investing is having a strong valuation discipline. At times, we are able to own growth companies at value prices and get the best of both worlds. Several of our favorite holdings today have significant growth businesses, like Samsung, which is well positioned in rapidly expanding markets like semiconductors, 5G, autonomous driving, artificial intelligence, and internet of things. Bolloré is another company where we receive exposure to one of the highest quality growth assets in the world in Universal Music Group but have the protection of a low valuation after considering its other business.

U.S. markets are not too far below year-end levels despite the significant business and economic challenges that exist today. High prices will likely lead to disappointing returns for index investors over the longer term, but we believe we can achieve differentiated results over time by focusing on individual securities that offer good risk/reward in an expensive investment universe. As always, we will continue to be patient, diligent, and objective when managing the Fund.

This commentary reflects the viewpoints of Yacktman Asset Management LP and is not intended as a forecast or guarantee of future results.

Contributors and Detractors During the first half of 2020, top contributors included Microsoft, Brenntag, and Alphabet.

Bolloré’s shares declined in the first half of 2020 despite positive events like Vivendi’s (27% owned by Bolloré) sale of 10% of Universal Music Group for EUR3 billion, its commitment to IPO the business by 2023, and the public listing of Warner Music Group, a competitor to Universal Music, at a robust valuation. We think the shares are significantly undervalued,

5

AMG Yacktman Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	17.4

Communication Services	17.0

Consumer Staples	16.8

Consumer Discretionary	8.8

Financials	8.2

Industrials	6.5

Health Care	3.5

Energy	1.5

Materials	1.0

Short-Term Investments	19.7

Other Assets Less Liabilities	(0.4)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Samsung Electronics Co., Ltd., 2.250% (South Korea)	9.6

Bollore SA (France)	4.7

PepsiCo, Inc.	3.3

Microsoft Corp.	3.1

Brenntag AG (Germany)	3.0

Continental AG (Germany)	3.0

Alphabet, Inc., Class C	2.8

The Procter & Gamble Co.	2.7

The Walt Disney Co.	2.7

Fox Corp., Class A	2.6

Top Ten as a Group	37.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Yacktman Fund Fund Snapshots (continued) For the six months ended June 30, 2020

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Continental AG (Germany)	1,940,000

First Hawaiian, Inc.	1,530,000

FirstCash, Inc.	460,000

Huntsman Corp.	3,500,000

Ingredion, Inc.	390,000

KT&G Corp. (South Korea)	500,000

MSC Industrial Direct Co., Inc., Class A	530,000

Qurate Retail, Inc., Series A	1,900,000

Ralph Lauren Corp.	404,000

Stanley Electric Co., Ltd. (Japan)	166,668

Valmont Industries, Inc.	3,529

NEW CORPORATE BONDS & NOTES POSITIONS

New Purchases	Current Principal Held

Macy’s Retail Holdings, Inc. 2.875%, 02/15/23	$14,800,000

Macy’s Retail Holdings, Inc. 3.625%, 06/01/24	3,748,000

Service Properties Trust 4.350%, 10/01/24	34,183,000

Service Properties Trust 4.500%, 03/15/25	7,623,000

Service Properties Trust 4.650%, 03/15/24	11,665,000

Six Flags Entertainment Corp. 5.500%, 04/15/27	18,720,000

CORPORATE BONDS & NOTES PURCHASES

Purchases	Net Principal Purchased	Current Principal Held

W&T Offshore, Inc. 9.750%, 11/01/23	$8,835,000	$51,359,000

Weatherford International, Ltd. (Bermuda) 11.000%, 12/01/24	1,500,000	166,485,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

Alphabet, Inc., Class C	30,000	130,000

Associated British Foods PLC (United Kingdom)	2,453,692	4,550,000

Bollore SA (France)[1]	561,131	97,075,700

Brenntag AG (Germany)	1,247,691	3,600,000

Cognizant Technology Solutions Corp., Class A	940,000	2,300,000

Fox Corp., Class A	2,650,000	6,300,000

GrafTech International, Ltd.	1,729,979	2,500,621

Macy’s, Inc.	5,800,000	19,500,000

News Corp., Class A	1,947,994	11,700,000

Sysco Corp.	1,120,000	3,000,000

Wells Fargo & Co.	1,450,000	3,050,000

Sales	Net Shares Sold	Current Shares Held

Anthem, Inc.	200,000	300,000

Bollore SA, non-voting[1]	561,131	—

Booking Holdings, Inc.	27,500	90,000

Cisco Systems, Inc.	840,000	1,400,000

The Coca-Cola Co.	2,000,000	3,000,000

Comcast Corp., Class A	100,000	1,100,000

Johnson & Johnson	900,000	1,050,000

Microsoft Corp.	350,000	1,000,000

Oracle Corp.	2,900,000	1,100,000

PepsiCo, Inc.	500,000	1,600,000

The Procter & Gamble Co.	900,000	1,450,000

Samsung Electronics Co., Ltd., 2.250% (South Korea)	3,580,027	16,000,000

State Street Corp.	290,000	1,900,000

The Walt Disney Co.	400,000	1,550,000

[1]	All of a portion of purchases and sales due to a corporate action.

7

AMG Yacktman Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 67.5%

Communication Services - 17.0%

Alphabet, Inc., Class C*	130,000	$183,769,300

Bollore SA (France)	97,075,700	306,308,254

Comcast Corp., Class A	1,100,000	42,878,000

Fox Corp., Class A	6,300,000	168,966,000

Fox Corp., Class B	3,100,000	83,204,000

News Corp., Class A	11,700,000	138,762,000

The Walt Disney Co.	1,550,000	172,840,500

Total Communication Services		1,096,728,054

Consumer Discretionary - 8.8%

Booking Holdings, Inc.*	90,000	143,310,600

Continental AG (Germany)*	1,940,000	190,723,059

Macy’s, Inc.[1]	19,500,000	134,160,000

Qurate Retail, Inc., Series A*	1,900,000	18,050,000

Ralph Lauren Corp.	404,000	29,298,080

Rinnai Corp. (Japan)	620,000	51,920,765

Stanley Electric Co., Ltd. (Japan)	166,668	4,034,633

Total Consumer Discretionary		571,497,137

Consumer Staples - 16.8%

Associated British Foods PLC (United Kingdom)	4,550,000	107,580,697

Beiersdorf AG, ADR (Germany)[2]	4,305,280	98,397,174

The Coca-Cola Co.	3,000,000	134,040,000

Colgate-Palmolive Co.	1,100,000	80,586,000

Hengan International Group Co., Ltd. (China)	6,935,400	54,590,017

Ingredion, Inc.	390,000	32,370,000

KT&G Corp. (South Korea)	500,000	32,653,199

PepsiCo, Inc.	1,600,000	211,616,000

The Procter & Gamble Co.	1,450,000	173,376,500

Sysco Corp.	3,000,000	163,980,000

Total Consumer Staples		1,089,189,587

Energy - 1.0%

ConocoPhillips	650,000	27,313,000

Exxon Mobil Corp.	600,000	26,832,000

Weatherford International PLC (Switzerland)*	5,443,901	10,724,485

Total Energy		64,869,485

Financials - 7.5%

The Bank of New York Mellon Corp.	2,300,000	88,895,000

First Hawaiian, Inc.	1,530,000	26,377,200

FirstCash, Inc.	460,000	31,040,800

The Goldman Sachs Group, Inc.	180,000	35,571,600

State Street Corp.	1,900,000	120,745,000

U.S. Bancorp	2,800,000	103,096,000

	Shares	Value

Wells Fargo & Co.	3,050,000	$78,080,000

Total Financials		483,805,600

Health Care - 3.5%

Anthem, Inc.	300,000	78,894,000

Johnson & Johnson	1,050,000	147,661,500

Total Health Care		226,555,500

Industrials - 4.2%

Aggreko PLC (United Kingdom)	3,848,864	21,166,596

Brenntag AG (Germany)	3,600,000	190,871,456

GrafTech International, Ltd.	2,500,621	19,954,955

MSC Industrial Direct Co., Inc., Class A	530,000	38,589,300

Valmont Industries, Inc.	3,529	400,965

Total Industrials		270,983,272

Information Technology - 7.7%

Cisco Systems, Inc.	1,400,000	65,296,000

Cognizant Technology Solutions Corp., Class A	2,300,000	130,686,000

Corning, Inc.	1,100,000	28,490,000

Infosys, Ltd., Sponsored ADR (India)	1,265,000	12,219,900

Microsoft Corp.	1,000,000	203,510,000

Oracle Corp.	1,100,000	60,797,000

Total Information Technology		500,998,900

Materials - 1.0%

Huntsman Corp.	3,500,000	62,895,000

Total Common Stocks
(Cost $3,800,693,283)		4,367,522,535

	Principal Amount

Corporate Bonds and Notes - 3.5%

Energy - 0.5%

W&T Offshore, Inc. 9.750%, 11/01/23[3]	$51,359,000	32,150,734

Financials - 0.7%

Service Properties Trust 4.350%, 10/01/24	34,183,000	30,809,262
4.500%, 03/15/25	7,623,000	6,868,499
4.650%, 03/15/24	11,665,000	10,541,786
Total Financials		48,219,547

Industrials - 2.3%

Macy’s Retail Holdings, Inc. 2.875%, 02/15/23	14,800,000	11,628,064
3.625%, 06/01/24	3,748,000	2,707,180

Six Flags Entertainment Corp. 5.500%, 04/15/272,[3]	18,720,000	16,731,000

The accompanying notes are an integral part of these financial statements.

8

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 2.3% (continued)

Weatherford International, Ltd. (Bermuda) 11.000%, 12/01/24[2,3]	$166,485,000	$116,123,288

Total Industrials		147,189,532

Total Corporate Bonds and Notes
(Cost $301,457,066)		227,559,813

	Shares

Preferred Stock - 9.7%

Information Technology - 9.7%

Samsung Electronics Co., Ltd., 2.250% (South Korea)	16,000,000	623,268,874

Total Preferred Stock
(Cost $361,037,324)		623,268,874

	Principal Amount

Short-Term Investments - 19.7%

Joint Repurchase Agreements - 0.5%[4]

Cantor Fitzgerald Securities, Inc., dated 06/30/20, due 07/01/20, 0.100% total to be received $6,221,038 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 08/01/20 -02/20/70, totaling $6,345,441)	$6,221,021	6,221,021

Citadel Securities LLC, dated 06/30/20, due 07/01/20, 0.150% total to be received $3,166,978 (collateralized by various U.S. Treasuries, 0.000% - 7.625%, 07/31/20 -11/15/49, totaling $3,230,318)	3,166,965	3,166,965

Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $7,070,986 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.500% - 7.500%, 07/31/21 -05/20/70, totaling $7,212,388)	7,070,968	7,070,968

	Principal Amount	Value

Industrial and Commercial Bank of China Financial Services LLC, dated 06/30/20, due 07/01/20, 0.110% total to be received $1,598,411 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 07/15/20 - 06/01/50, totaling $1,630,374)	$1,598,406	$1,598,406

RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $3,489,898 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 07/31/20 -07/01/50, totaling $3,559,687)	3,489,889	3,489,889

State of Wisconsin Investment Board, dated 06/30/20, due 07/01/20, 0.240% total to be received $8,225,175 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 01/15/22 -02/15/47, totaling $8,408,688)	8,225,120	8,225,120

Total Joint Repurchase Agreements		29,772,369

	Shares

Other Investment Companies - 19.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[5]	532,948,719	532,948,719

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.15%[5]	712,021,515	712,021,515

Total Other Investment Companies		1,244,970,234

Total Short-Term Investments
(Cost $1,274,742,603)		1,274,742,603

Total Investments - 100.4%
(Cost $5,737,930,276)		6,493,093,825

Other Assets, less Liabilities - (0.4)%		(24,664,063)

Net Assets - 100.0%		$6,468,429,762

*	Non-income producing security.

[1]	Affiliated issuer. See summary of affiliated investment transaction for details.

[2]

Some of these securities, amounting to $31,325,908 or 0.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $165,005,022 or 2.6% of net assets.

[4]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[5]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

  ADR  American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

9

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

The following schedule shows the value of affiliated investments at June 30, 2020.

Affiliated Issuers	Number of shares	Purchases	Sales	Net realized gain (loss) for the period	Net change in appreciation (depreciation)	Amount of Dividends or Interest	Value
Macy’s, Inc.	19,500,000	$89,348,645	$55,069,780	$(58,851,780)	$(74,167,085)	$6,417,500	$134,160,000

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Communication Services	$790,419,800	$306,308,254	—	$1,096,728,054

Consumer Staples	894,365,674	194,823,913	—	1,089,189,587

Consumer Discretionary	324,818,680	246,678,457	—	571,497,137

Information Technology	500,998,900	—	—	500,998,900

Financials	483,805,600	—	—	483,805,600

Industrials	58,945,220	212,038,052	—	270,983,272

Health Care	226,555,500	—	—	226,555,500

Energy	64,869,485	—	—	64,869,485

Materials	62,895,000	—	—	62,895,000

Corporate Bonds and Notes†	—	227,559,813	—	227,559,813

Preferred Stock†	—	623,268,874	—	623,268,874

Short-Term Investments

Joint Repurchase Agreements	—	29,772,369	—	29,772,369

Other Investment Companies	1,244,970,234	—	—	1,244,970,234

Total Investments in Securities	$4,652,644,093	$1,840,449,732	—	$6,493,093,825

†

All corporate bonds and notes and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at June 30, 2020, was as follows:

Country	% of Long-Term Investments

Bermuda	2.2

China	1.0

France	5.9

Germany	9.2

India	0.2

Japan	1.1

Country	% of Long-Term Investments

South Korea	12.6

Switzerland	0.2

United Kingdom	2.5

United States	65.1

100.0

The accompanying notes are an integral part of these financial statements.

10

AMG Yacktman Focused Fund Portfolio Manager’s Comments (unaudited)

We hope this update finds readers healthy and well.

In the first ten weeks of 2020, the U.S. stock market dropped sharply due to business and economic disruption from COVID-19. By early June, markets rebounded as optimism over massive amounts of stimulus and lower interest rates triumphed over weak fundamentals and an uncertain economic outlook. We produced solid outperformance versus the Russell 1000® Value Index and lagged the S&P 500® Index, which was driven by a handful of extremely high-priced growth stocks.

During the declines we put significant cash to work, making more than a dozen new purchases. Cash dropped to less than 15% at its low point, though it increased toward the end of the second quarter as we trimmed several positions that appreciated significantly. Even though general market fears have abated since March, we think it is a mistake for investors to underestimate potential risks to companies and economies especially due to high valuations, challenging fundamentals, significant leverage, and political discord.

Paying top dollar for stocks at a time when business fundamentals and the economy are facing some of the most serious challenges in generations is a bad idea. This will likely lead to low long-term index returns in a good scenario and painful losses if things don’t go so well. The race back into equities from March lows reminds us a bit of the 1998–2000 period when the Federal Reserve cut rates in response to the Russian financial crisis and kicked off a tech bubble that eventually popped in 2000. Many short-term thinkers are behaving like a driver who thinks a good solution for driving through sudden inclement weather is to go as fast as possible so it is over quickly, even though it is much more risky and probably results in a bad outcome.

Our approach remains focused on individual investment opportunities that we think can provide solid risk-adjusted returns over time, even in periods like today where there is a large disconnect between prices and risk for most securities. It only takes a few great ideas to deliver solid long-term results.

Microsoft produced strong business results as several of its key operating units saw strong demand due to an increased work/stay at home environment. Its shares have performed exceptionally well in the last few years as it has delivered strong earnings growth and its business has demonstrated great resilience in a difficult economy.

Brenntag, the global leader in industrial chemical and ingredients distribution, produced solid results in the first quarter, a result of its management’s continued demonstration of improved business fundamentals. We added to the position at bargain prices in the March declines and benefited from its recovery in the second quarter.

Samsung’s shares performed solidly in the first half and, in our opinion, should trade at much higher valuation levels given its low valuation, strong position in key long-term growth markets, and excess cash and securities of more than $100 billion. Samsung’s enterprise value (market capitalization minus excess cash and investments) is around $150 billion at the preferred price. Samsung produced nearly $200 billion in sales and $22 billion in operating income in the prior twelve months compared to $2.4 billion in sales and no operating income for today’s high fliers like Shopify and Zoom, which combined have a greater enterprise value than Samsung.

Detractors in the first half of the year include oil services firm Weatherford, Macy’s, and Bolloré.

Weatherford’s business was materially impacted by declines in energy prices and a lack of demand for its services as companies in the industry cut back production. We received shares in Weatherford when the company exited bankruptcy in late 2019 and, while we believed the investment represented good value in a normal operating environment, we were not prepared for the company to deal with an economic crisis of this magnitude.

Macy’s, which we own more for its real estate value than for the retail business, suffered in the first half as expected earnings and cash flow turned into losses due to store closures. Its real estate value was also impacted due to reduced

Bolloré’s shares declined in the first half of 2020 despite positive events like Vivendi’s (27% owned by Bolloré) sale of 10% of Universal Music Group for EUR3 billion, its commitment to IPO the business by 2023, and the public listing of Warner Music Group, a competitor to Universal Music, at a robust valuation. We think the shares are significantly undervalued, trading at nearly a 50% discount to just its ownership stake in Vivendi and having significant additional value in the ports/logistics business, which is worth significantly more than corporate debt and provides additional value to the investment.

Conclusion

In the last several years, high-priced growth companies have significantly outperformed low-priced value stocks, bringing back the proclamations we heard in the late 1990s that value investing was dead. Underperformance of value at the end of the tech bubble created many fantastic investment opportunities for us, helping drive significant outperformance over the 20 years since then.

We think one of the keys to successful investing is having a strong valuation discipline. At times, we are able to own growth companies at value prices and get the best of both worlds. Several of our favorite holdings today have significant growth businesses, like Samsung, which is well positioned in rapidly expanding markets like semiconductors, 5G, autonomous driving, artificial intelligence, and internet of things. Bolloré is another company where we receive exposure to one of the highest quality growth assets in the world in Universal Music Group but have the protection of a low valuation after considering its other business.

U.S. markets are not too far below year-end levels despite the significant business and economic challenges that exist today. High prices will likely lead to disappointing returns for index investors over the longer term, but we believe we can achieve differentiated results over time by focusing on individual securities that offer good risk/reward in an expensive investment universe. As always, we will continue to be patient, diligent, and objective when managing the Fund.

Contributors and Detractors During the first half of 2020, top contributors included Microsoft, Brenntag, and Samsung Electronics Preferred (“Samsung”).	future demand for properties (especially for conversion to office space) and an acceleration of mall closures. We reduced the position at the end of the second quarter on a rebound in the stock price.	This commentary reflects the viewpoints of Yacktman Asset Management LP and is not intended as a forecast or guarantee of future results.

11

AMG Yacktman Focused Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	20.2

Consumer Staples	16.4

Communication Services	16.2

Consumer Discretionary	11.6

Industrials	6.9

Financials	5.0

Health Care	2.1

Materials	1.6

Energy	1.4

Short-Term Investments	18.9

Other Assets Less Liabilities	(0.3)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Samsung Electronics Co., Ltd., 2.250% (South Korea)	13.4

Bollore SA (France)	5.0

Fox Corp., Class B	4.0

Microsoft Corp.	2.9

Associated British Foods PLC (United Kingdom)	2.9

Brenntag AG (Germany)	2.9

PepsiCo, Inc.	2.9

Continental AG (Germany)	2.8

Alphabet, Inc., Class C	2.8

Sysco Corp.	2.5

Top Ten as a Group	42.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

AMG Yacktman Focused Fund Fund Snapshots (continued) For the six months ended June 30, 2020

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Ambev S.A., ADR (Brazil)	7,000,000

Continental AG (Germany)	870,000

First Hawaiian, Inc.	696,000

Huntsman Corp.	1,600,000

Ingredion, Inc.	180,000

KT&G Corp. (South Korea)	235,000

Mitsuboshi Belting, Ltd. (Japan)	91,535

MSC Industrial Direct Co., Inc., Class A	220,000

News Corp., Class B	200,000

Nihon Parkerizing Co., Ltd. (Japan)	1,868,100

Qurate Retail, Inc., Series A	900,000

Ralph Lauren Corp.	183,000

Societe BIC, S.A. (France)	300,000

Sodexo, S.A. (France)	800,000

Stanley Electric Co., Ltd. (Japan)	75,832

Wells Fargo & Co.	500,000

Yuasa Trading Co., Ltd. (Japan)	251,000

NEW CORPORATE BONDS & NOTES POSITIONS

New Purchases	Current Principal Held

Macy’s Retail Holdings, Inc. 2.875%, 02/15/23	$6,823,000

Macy’s Retail Holdings, Inc. 3.625%, 06/01/24	1,720,000

Service Properties Trust 4.350%, 10/01/24	15,669,000

Service Properties Trust 4.500%, 03/15/25	3,505,000

Service Properties Trust 4.650%, 03/15/24	5,335,000

Six Flags Entertainment Corp. 5.500%, 04/15/27	8,485,000

CORPORATE BONDS & NOTES PURCHASES

Purchases	Net Principal Purchased	Current Principal Held

W&T Offshore, Inc. 9.750%, 11/01/23	$3,932,000	$22,824,000

Weatherford International, Ltd. (Bermuda) 11.000%, 12/01/24	1,000,000	74,388,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

Alphabet, Inc., Class C	12,000	59,000

Associated British Foods PLC (United Kingdom)	2,752,918	3,700,000

Bollore SA (France)[1]	5,343,642	47,746,528

Brenntag AG (Germany)	543,563	1,650,000

Cognizant Technology Solutions Corp., Class A	340,000	1,050,000

Fox Corp., Class B	1,250,000	4,450,000

Hyundai Home Shopping Network Corp. (South Korea)	33,291	547,254

Macy’s, Inc.	2,900,000	9,000,000

News Corp., Class A	800,000	5,145,915

Sysco Corp.	500,000	1,400,000

Sales	Net Shares Sold	Current Shares Held

Bollore SA, non-voting[1]	246,528	—

Booking Holdings, Inc.	9,000	46,000

Cisco Systems, Inc.	400,000	600,000

The Coca-Cola Co.	910,000	1,300,000

Johnson & Johnson	440,000	450,000

Microsoft Corp.	160,000	430,000

Oracle Corp.	1,230,000	530,000

PepsiCo, Inc.	310,000	650,000

The Procter & Gamble Co.	420,000	630,000

Samsung Electronics Co., Ltd., 2.250% (South Korea)	1,890,013	10,400,000

State Street Corp.	160,000	800,000

The Walt Disney Co.	230,000	650,000

[1]	All of a portion of purchases and sales due to a corporate action.

13

AMG Yacktman Focused Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 64.1%

Communication Services - 16.2%

Alphabet, Inc., Class C*	59,000	$83,402,990

Bollore SA (France)	47,746,528	150,657,226

Fox Corp., Class B	4,450,000	119,438,000

News Corp., Class A	5,145,915	61,030,552

News Corp., Class B	200,000	2,390,000

The Walt Disney Co.	650,000	72,481,500

Total Communication Services		489,400,268

Consumer Discretionary - 11.6%

Booking Holdings, Inc.*	46,000	73,247,640

Continental AG (Germany)*	870,000	85,530,444

Hyundai Home Shopping Network Corp. (South Korea)	547,254	29,338,502

Macy’s, Inc.	9,000,000	61,920,000

Qurate Retail, Inc., Series A*	900,000	8,550,000

Ralph Lauren Corp.	183,000	13,271,160

Rinnai Corp. (Japan)	276,000	23,113,114

Sodexo, S.A. (France)	800,000	54,246,087

Stanley Electric Co., Ltd. (Japan)	75,832	1,835,711

Total Consumer Discretionary		351,052,658

Consumer Staples - 15.9%

Ambev S.A., ADR (Brazil)	7,000,000	18,480,000

Associated British Foods PLC (United Kingdom)	3,700,000	87,483,205

The Coca-Cola Co.	1,300,000	58,084,000

Hengan International Group Co., Ltd. (China)	5,872,300	46,222,129

Ingredion, Inc.	180,000	14,940,000

KT&G Corp. (South Korea)	235,000	15,347,003

PepsiCo, Inc.	650,000	85,969,000

The Procter & Gamble Co.	630,000	75,329,100

Sysco Corp.	1,400,000	76,524,000

Total Consumer Staples		478,378,437

Energy - 0.9%

ConocoPhillips	300,000	12,606,000

Exxon Mobil Corp.	250,000	11,180,000

Weatherford International PLC (Switzerland)*	2,421,818	4,770,981

Total Energy		28,556,981

Financials - 4.3%

The Bank of New York Mellon Corp.	650,000	25,122,500

First Hawaiian, Inc.	696,000	11,999,040

State Street Corp.	800,000	50,840,000

U.S. Bancorp	750,000	27,615,000

	Shares	Value

Wells Fargo & Co.	500,000	$12,800,000

Total Financials		128,376,540

Health Care - 2.1%

Johnson & Johnson	450,000	63,283,500

Industrials - 4.7%

Aggreko PLC (United Kingdom)	2,890,601	15,896,687

Brenntag AG (Germany)	1,650,000	87,482,750

Mitsuboshi Belting, Ltd. (Japan)	91,535	1,433,901

MSC Industrial Direct Co., Inc., Class A	220,000	16,018,200

Societe BIC, S.A. (France)[1]	300,000	15,275,613

Yuasa Trading Co., Ltd. (Japan)	251,000	6,785,222

Total Industrials		142,892,373

Information Technology - 6.8%

Cisco Systems, Inc.	600,000	27,984,000

Cognizant Technology Solutions Corp., Class A	1,050,000	59,661,000

Microsoft Corp.	430,000	87,509,300

Oracle Corp.	530,000	29,293,100

Total Information Technology		204,447,400

Materials - 1.6%

Huntsman Corp.	1,600,000	28,752,000

Nihon Parkerizing Co., Ltd. (Japan)	1,868,100	18,765,071

Total Materials		47,517,071

Total Common Stocks
(Cost $1,851,761,686)		1,933,905,228

	Principal Amount

Corporate Bonds and Notes - 3.4%

Energy - 0.5%

W&T Offshore, Inc. 9.750%, 11/01/23[2]	$22,824,000	14,287,824

Financials - 0.7%

Service Properties Trust 4.350%, 10/01/24	15,669,000	14,122,527
4.500%, 03/15/25	3,505,000	3,158,086
4.650%, 03/15/24	5,335,000	4,821,297

Total Financials		22,101,910

Industrials - 2.2%

Macy’s Retail Holdings, Inc. 2.875%, 02/15/23	6,823,000	5,360,694
3.625%, 06/01/24	1,720,000	1,242,356

Six Flags Entertainment Corp. 5.500%, 04/15/27[1,2]	8,485,000	7,583,469

The accompanying notes are an integral part of these financial statements.

14

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 2.2% (continued)

Weatherford International, Ltd. (Bermuda) 11.000%, 12/01/24[1,2]	$74,388,000	$51,885,630

Total Industrials		66,072,149

Total Corporate Bonds and Notes
(Cost $135,210,450)		102,461,883

	Shares

Preferred Stocks - 13.9%

Consumer Staples - 0.5%

Amorepacific Corp., 1.130% (South Korea)	250,000	14,891,861

Information Technology - 13.4%

Samsung Electronics Co., Ltd., 2.250% (South Korea)	10,400,000	405,124,768
Total Preferred Stocks
(Cost $203,210,210)		420,016,629

	Principal Amount

Short-Term Investments - 18.9%

Joint Repurchase Agreements - 0.4%[3]

Cantor Fitzgerald Securities, Inc., dated 06/30/20, due 07/01/20, 0.100% total to be received $2,278,233 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 08/01/20 - 02/20/70, totaling $2,323,791)	$2,278,227	2,278,227

Citadel Securities LLC, dated 06/30/20, due 07/01/20, 0.150% total to be received $1,300,966 (collateralized by various U.S. Treasuries, 0.000% - 7.625%, 07/31/20 - 11/15/49, totaling $1,326,986)	1,300,961	1,300,961

	Principal Amount	Value

Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $2,448,765 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.500% - 7.500%, 07/31/21 - 05/20/70, totaling $2,497,734)	$2,448,759	$2,448,759

RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $1,852,106 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 07/31/20 - 07/01/50, totaling $1,889,143)	1,852,101	1,852,101

State of Wisconsin Investment Board, dated 06/30/20, due 07/01/20, 0.240% total to be received $2,430,504 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 01/15/22 - 02/15/47, totaling $2,484,732)	2,430,488	2,430,488

Total Joint Repurchase Agreements		10,310,536

	Shares

Other Investment Companies - 18.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[4]	239,857,797	239,857,797

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.15%[4]	319,077,796	319,077,796

Total Other Investment Companies		558,935,593

Total Short-Term Investments
(Cost $569,246,129)		569,246,129

Total Investments - 100.3% (Cost $2,759,428,475)		3,025,629,869

Other Assets, less Liabilities - (0.3)%		(8,697,083)

Net Assets - 100.0%		$3,016,932,786

*	Non-income producing security.

[1]

Some of these securities, amounting to $10,803,778 or 0.4% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $73,756,923 or 2.4% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

15

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Communication Services	$338,743,042	$150,657,226	—	$489,400,268

Consumer Staples	329,326,100	149,052,337	—	478,378,437

Consumer Discretionary	156,988,800	194,063,858	—	351,052,658

Information Technology	204,447,400	—	—	204,447,400

Industrials	16,018,200	126,874,173	—	142,892,373

Financials	128,376,540	—	—	128,376,540

Health Care	63,283,500	—	—	63,283,500

Materials	28,752,000	18,765,071	—	47,517,071

Energy	28,556,981	—	—	28,556,981

Corporate Bonds and Notes†	—	102,461,883	—	102,461,883

Preferred Stocks†	—	420,016,629	—	420,016,629

Short-Term Investments

Joint Repurchase Agreements	—	10,310,536	—	10,310,536

Other Investment Companies	558,935,593	—	—	558,935,593

Total Investments in Securities	$1,853,428,156	$1,172,201,713	—	$3,025,629,869

†

All corporate bonds and notes and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at June 30, 2020, was as follows:

Country	% of Long-Term Investments

Bermuda	2.1

Brazil	0.8

China	1.9

France	9.0

Germany	7.0

Japan	2.1

South Korea	18.9

Switzerland	0.2

United Kingdom	4.2

United States	53.8

100.0

The accompanying notes are an integral part of these financial statements.

16

AMG Yacktman Focused Fund - Security Selection Only Portfolio Manager’s Comments (unaudited)

We hope this update finds readers healthy and well.

In the first ten weeks of 2020, the U.S. stock market dropped sharply due to business and economic disruption from COVID-19. By early June, markets rebounded as optimism over massive amounts of stimulus and lower interest rates triumphed over weak fundamentals and an uncertain economic outlook.

Paying top dollar for stocks at a time when business fundamentals and the economy are facing some of the most serious challenges in generations is a bad idea. This will likely lead to low long-term index returns in a good scenario and painful losses if things don’t go so well. The race back into equities from March lows reminds us a bit of the 1998–2000 period when the Federal Reserve cut rates in response to the Russian financial crisis and kicked off a tech bubble that eventually popped in 2000. Many short-term thinkers are behaving like a driver who thinks a good solution for driving through sudden inclement weather is to go as fast as possible so it is over quickly, even though it is much more risky and probably results in a bad outcome.

Our approach remains focused on individual investment opportunities that we think can provide solid risk-adjusted returns over time, even in periods like today where there is a large disconnect between prices and risk for most securities. It only takes a few great ideas to deliver solid long-term results.

Contributors and Detractors

During the first half of 2020, top contributors included Samsung SDI preferred, Waddell & Reed, Microsoft, and Brenntag.

Samsung SDI’s stock soared in the first half due to investor enthusiasm for its electric vehicle battery technology. We sold the shares due to price appreciation.

Waddell & Reed was a new purchase during the market declines. The company is an investment management firm with a balance sheet with significant net cash. Shares rebounded strongly along with the market recovery.

Microsoft produced strong business results as several of its key operating units saw strong demand due to an increased work/stay at home environment. Its shares have performed exceptionally well in the last few years as it has delivered strong earnings growth and its business has demonstrated great resilience in a difficult economy.

Brenntag, the global leader in industrial chemical and ingredients distribution, produced solid results in the first quarter, a result of its management team’s continued demonstration of improved business fundamentals. We added to the position at bargain prices in the March declines and benefited from its recovery in the second quarter.

Detractors in the first half of the year included Weatherford and Ocean Wilsons.

Macy’s, which we own more for its real estate value than for the retail business, suffered in the first half as expected earnings and cash flow turned into losses due to store closures. Its real estate value was also impacted due to reduced future demand for properties (especially for conversion to office space) and an acceleration of mall closures. We reduced the position at the end of the second quarter on a rebound in the stock price.

Weatherford’s business was materially impacted by declines in energy prices and a lack of demand for its services as companies in the industry cut back production. We received shares in Weatherford when the company exited bankruptcy in late 2019 and, while we believed the investment represented good value in a normal operating environment, we were not prepared for the company to deal with an economic crisis of this magnitude.

Ocean Wilsons is a stock that trades at a steep discount to the net asset value of its investments. One of its important holdings, a port and tugboat operator, Wilson Sons, sold off due to general economic weakness during the first half of 2020, contributing to the weakness in Ocean Wilsons. We continue to think the shares represent good value.

Conclusion

In the last several years, high-priced growth companies have significantly outperformed low-priced value stocks, bringing back the proclamations we heard in the late 1990s that value investing was dead. Underperformance of value at the end of the tech bubble created many fantastic investment opportunities for us, helping drive significant outperformance over the 20 years since then.

We think one of the keys to successful investing is having a strong valuation discipline. At times, we are able to own growth companies at value prices and get the best of both worlds. Several of our favorite holdings today have significant growth businesses, like Samsung, which is well positioned in rapidly expanding markets like semiconductors, 5G, autonomous driving, artificial intelligence, and internet of things. Bolloré is another company where we receive exposure to one of the highest quality growth assets in the world in Universal Music Group but have the protection of a low valuation after considering its other business.

U.S. markets are not too far below year-end levels despite the significant business and economic challenges that exist today. High prices will likely lead to disappointing returns for index investors over the longer term, but we believe we can achieve differentiated results over time by focusing on individual securities that offer good risk/reward in an expensive investment universe. As always, we will continue to be patient, diligent, and objective when managing the Fund.

This commentary reflects the viewpoints of Yacktman Asset Management LP and is not intended as a forecast or guarantee of future results.

17

AMG Yacktman Focused Fund - Security Selection Only Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	20.7

Communication Services	18.9

Industrials	17.2

Consumer Discretionary	16.7

Consumer Staples	11.9

Financials	5.1

Materials	3.7

Health Care	2.0

Energy	0.8

Short-Term Investments	3.4

Other Assets Less Liabilities	(0.4)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Samsung Electronics Co., Ltd., 2.250% (South Korea)	12.3

Bollore SA (France)	6.4

Fox Corp., Class B	3.8

Financiere de L’Odet SA (France)	3.3

Rinnai Corp. (Japan)	3.1

Ocean Wilsons Holdings, Ltd. (Bermuda)	3.0

HI-LEX Corp. (Japan)	2.8

CAC Holdings Corp. (Japan)	2.7

Continental AG (Germany)	2.6

Nihon Parkerizing Co., Ltd. (Japan)	2.4

Top Ten as a Group	42.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

18

AMG Yacktman Focused Fund - Security Selection Only Fund Snapshots (continued) For the six months ended June 30, 2020

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Associated British Foods PLC (United Kingdom)	65,000

Continental AG (Germany)	26,000

First Hawaiian, Inc.	24,900

Kohsoku Corp. (Japan)	90,000

Mitsuboshi Belting, Ltd. (Japan)	2,965

MSC Industrial Direct Co., Inc., Class A	7,000

Nihon Parkerizing Co., Ltd. (Japan)	240,000

Qurate Retail, Inc., Series A	40,000

QVC, Inc., 6.250%	16,731

Qwest Corp., 6.875%	8,760

Qwest Corp., 6.625%	2,500

Qwest Corp., 6.750%	7,500

Ralph Lauren Corp.	5,200

Reading International, Inc., Class A	320,000

Sam Yung Trading Co., Ltd. (South Korea)	11,618

Utoc Corp. (Japan)	220,000

Waddell & Reed Financial, Inc., Class A	120,000

NEW CORPORATE BONDS & NOTES POSITIONS
New Purchases		Current Principal Held
Helix Energy Solutions Group, Inc. 4.125%, 09/15/23		$1,500,000

CORPORATE BONDS & NOTES PURCHASES
Purchases	Net Principal Purchased	Current Principal Held
W&T Offshore, Inc. 9.750%, 11/01/23	$74,000	$806,000

EQUITY PURCHASES & SALES
Purchases	Net Shares Purchased	Current Shares Held

Alphabet, Inc., Class C	400	1,240

Bollore SA (France)[1]	945,406	2,005,406

Brenntag AG (Germany)	11,000	40,000

CAC Holdings Corp. (Japan)	55,300	240,000

Cognizant Technology Solutions Corp., Class A	16,000	30,000

Daewon San Up Co., Ltd. (South Korea)	6,817	96,817

Fox Corp., Class B	67,000	140,000

HI-LEX Corp. (Japan)	204,100	250,000

Hyundai Home Shopping Network Corp. (South Korea)	22,313	39,314

INFOvine Co., Ltd. (South Korea)	23,562	40,000

Komelon Corp. (South Korea)	44,480	80,000

Macy’s, Inc.	160,000	310,000

News Corp., Class A	75,000	150,000

Sysco Corp.	21,000	30,000

Tohokushinsha Film Corp. (Japan)	117,000	200,000

Yuasa Trading Co., Ltd. (Japan)	15,700	30,000
Sales	Net Shares Sold	Current Shares Held

Anthem, Inc.	1,400	—

Berkshire Hathaway, Inc.	2,000	—

Bollore SA, non-voting[1]	5,406	—

Booking Holdings, Inc.	300	1,000

The Coca-Cola Co.	23,000	25,000

Johnson & Johnson	7,500	12,000

Microsoft Corp.	2,000	7,000

Oracle Corp.	32,500	17,000

PepsiCo, Inc.	12,000	16,000

The Procter & Gamble Co.	15,000	16,000

Samsung Electronics Co., Ltd., 2.250% (South Korea)	60,000	310,000

Samsung SDI Co., Ltd., 1.210%	21,500	—

The Walt Disney Co.	5,000	18,000

[1]	All of a portion of purchases and sales due to a corporate action.

19

AMG Yacktman Focused Fund - Security Selection Only Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 78.1%

Communication Services - 18.4%

Alphabet, Inc., Class C*	1,240	$1,752,877

Bollore SA (France)	2,005,406	6,327,767

Fox Corp., Class B	140,000	3,757,600

News Corp., Class A	150,000	1,779,000

Reading International, Inc., Class A*,1	320,000	1,360,000

Tohokushinsha Film Corp. (Japan)	200,000	1,147,720

The Walt Disney Co.	18,000	2,007,180

Total Communication Services		18,132,144

Consumer Discretionary - 16.7%

Booking Holdings, Inc.*	1,000	1,592,340

Car Mate Manufacturing Co., Ltd. (Japan)	52,500	416,394

Continental AG (Germany)*	26,000	2,556,082

Daewon San Up Co., Ltd. (South Korea)	96,817	421,503

Hankook AtlasBX Co., Ltd. (South Korea)	17,985	676,054

HI-LEX Corp. (Japan)	250,000	2,767,051

Hyundai Home Shopping Network Corp. (South Korea)	39,314	2,107,639

Macy’s, Inc.	310,000	2,132,800

Qurate Retail, Inc., Series A*	40,000	380,000

Ralph Lauren Corp.	5,200	377,104

Rinnai Corp. (Japan)	36,200	3,031,503

Total Consumer Discretionary		16,458,470

Consumer Staples - 8.8%

Associated British Foods PLC (United Kingdom)	65,000	1,536,867

The Coca-Cola Co.	25,000	1,117,000

Hengan International Group Co., Ltd. (China)	37,000	291,235

PepsiCo, Inc.	16,000	2,116,160

The Procter & Gamble Co.	16,000	1,913,120

Sysco Corp.	30,000	1,639,800

Total Consumer Staples		8,614,182

Energy - 0.3%

ConocoPhillips	3,500	147,070

Exxon Mobil Corp.	2,000	89,440

Weatherford International PLC (Switzerland)*	57,005	112,300

Total Energy		348,810

Financials - 5.1%

The Bank of New York Mellon Corp.	10,000	386,500

First Hawaiian, Inc.	24,900	429,276

State Street Corp.	30,000	1,906,500

U.S. Bancorp	13,000	478,660

	Shares	Value

Waddell & Reed Financial, Inc., Class A1	120,000	$1,861,200

Total Financials		5,062,136

Health Care - 2.0%

Johnson & Johnson	12,000	1,687,560

Kissei Pharmaceutical Co., Ltd. (Japan)	9,400	237,484

Total Health Care		1,925,044

Industrials - 14.7%

Aggreko PLC (United Kingdom)	19,420	106,799

Arcosa, Inc.	17,000	717,400

Brenntag AG (Germany)	40,000	2,120,794

CB Industrial Product Holding Bhd (Malaysia)	10,500,000	2,254,376

Financiere de L’Odet SA (France)[1]	4,500	3,249,428

Komelon Corp. (South Korea)	80,000	518,871

Mitsuboshi Belting, Ltd. (Japan)	2,965	46,447

MSC Industrial Direct Co., Inc., Class A	7,000	509,670

Ocean Wilsons Holdings, Ltd. (Bermuda)	350,000	2,913,244

Sam Yung Trading Co., Ltd. (South Korea)	11,618	127,266

Utoc Corp. (Japan)	220,000	1,048,564

Yuasa Trading Co., Ltd. (Japan)	30,000	810,982

Total Industrials		14,423,841

Information Technology - 8.4%

CAC Holdings Corp. (Japan)	240,000	2,669,770

Cisco Systems, Inc.	20,000	932,800

Cognizant Technology Solutions Corp., Class A	30,000	1,704,600

INFOvine Co., Ltd. (South Korea)	40,000	574,027

Microsoft Corp.	7,000	1,424,570

Oracle Corp.	17,000	939,590

Total Information Technology		8,245,357

Materials - 3.7%

Kohsoku Corp. (Japan)	90,000	1,223,840

Nihon Parkerizing Co., Ltd. (Japan)	240,000	2,410,801

Total Materials		3,634,641

Total Common Stocks
(Cost $83,560,669)		76,844,625

	Principal Amount

Corporate Bonds and Notes - 3.0%

Energy - 0.5%

W&T Offshore, Inc.
9.750%, 11/01/23[2]	$806,000	504,556

Industrials - 2.5%

Helix Energy Solutions Group, Inc.
4.125%, 09/15/23[3]	1,500,000	1,239,172

The accompanying notes are an integral part of these financial statements.

20

AMG Yacktman Focused Fund - Security Selection Only Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 2.5% (continued)

Weatherford International, Ltd. (Bermuda) 11.000%, 12/01/24[2]	$1,721,000	$1,200,397

Total Industrials		2,439,569

Total Corporate Bonds and Notes

(Cost $3,776,935)		2,944,125

	Shares

Preferred Stocks - 15.9%

Communication Services - 0.5%

Qwest Corp., 6.625%	2,500	58,425

Qwest Corp., 6.750%	7,500	181,200

Qwest Corp., 6.875%	8,760	215,584

Total Communication Services		455,209

Consumer Staples - 3.1%

Amorepacific Corp., 1.130% (South Korea)	25,000	1,489,186

LG Household & Health Care, Ltd., 1.240% (South Korea)	2,100	1,272,197

QVC, Inc., 6.250%	16,731	343,153

Total Consumer Staples		3,104,536

Information Technology - 12.3%

Samsung Electronics Co., Ltd., 2.250% (South Korea)	310,000	12,075,834

Total Preferred Stocks

(Cost $13,623,313)		15,635,579

	Principal Amount	Value

Short-Term Investments - 3.4%

Joint Repurchase Agreements - 0.2%[4]

Citibank N.A., dated 06/30/20, due 07/01/20, 0.090% total to be received $180,155 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 4.500%, 07/01/24 - 12/01/48, totaling $183,889)	$180,155	$180,155

	Shares

Other Investment Companies - 3.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[5]	1,053,294	1,053,294

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[5]	1,053,296	1,053,296

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.15%[5]	1,085,215	1,085,215

Total Other Investment Companies		3,191,805

Total Short-Term Investments
(Cost $3,371,960)		3,371,960

Total Investments - 100.4%
(Cost $104,332,877)		98,796,289

Other Assets, less Liabilities - (0.4)%		(411,272)

Net Assets - 100.0%		$98,385,017

*	Non-income producing security.

[1]

Some of these securities, amounting to $861,299 or 0.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $1,704,953 or 1.7% of net assets.

[3]

Convertible Security. A corporate bond, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. The market value of convertible bonds at June 30, 2020, amounted to $1,239,172 or 1.3% of net assets.

[4]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[5]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

21

AMG Yacktman Focused Fund - Security Selection Only Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Communication Services	$10,656,657	$7,475,487	—	$18,132,144

Consumer Discretionary	4,482,244	11,976,226	—	16,458,470

Industrials	3,481,446	10,942,395	—	14,423,841

Consumer Staples	6,786,080	1,828,102	—	8,614,182

Information Technology	5,001,560	3,243,797	—	8,245,357

Financials	5,062,136	—	—	5,062,136

Materials	—	3,634,641	—	3,634,641

Health Care	1,687,560	237,484	—	1,925,044

Energy	348,810	—	—	348,810

Corporate Bonds and Notes†	—	2,944,125	—	2,944,125

Preferred Stocks

Information Technology	—	12,075,834	—	12,075,834

Consumer Staples	343,153	2,761,383	—	3,104,536

Communication Services	455,209	—	—	455,209

Short-Term Investments

Joint Repurchase Agreements	—	180,155	—	180,155

Other Investment Companies	3,191,805	—	—	3,191,805

Total Investments in Securities	$41,496,660	$57,299,629	—	$98,796,289

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at June 30, 2020, was as follows:

Country	% of Long-Term Investments

Bermuda	4.3

China	0.3

France	10.0

Germany	4.9

Japan	16.6

Malaysia	2.4

Country	% of Long-Term Investments

South Korea	20.2

Switzerland	0.1

United Kingdom	1.7

United States	39.5

100.0

The accompanying notes are an integral part of these financial statements.

22

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (unaudited)

AMG Yacktman Special Opportunities Fund - Mid-Year Update - June 30, 2020

For the six months ended June 30, 2020, the AMG Yacktman Special Opportunities Fund (the Fund) Class I shares returned (14.96%), behind the (7.09%) return of the MSCI All Country World All Cap Index (ACWI).

In our most recent letter to investors, we commented that the market was priced for perfection and that “the exact trigger for the eventual cascade of issues is unknowable but expectations are unreasonably elevated. High expectations leave little buffer for something to go wrong.”

Well, that was quick.... That letter was published not far from the market peak and was soon followed by one of the most volatile months in history. While we cannot claim any special prescience about the March selloff, it does demonstrate how rapidly expensive markets can unravel when something goes wrong. It reminds us of a two-year-old who skips a nap—risks are high even if all seems calm on the surface. A global pandemic was not the number one concern on our list of “what could go wrong” when we penned the 2019 letter despite our concerns over the COVID-19 news out of China. But that’s the thing about complex and interconnected systems like the stock market: The exact trigger isn’t the point, only that a small push can tip the market into chaos. It strikes us as hopeful to think that “stopping” the economies of much of the world via lockdowns will not have long-term ramifications.

So far, the U.S. stock market has ignored or at least looked through the economic damage in the second quarter. We could spill a great deal of ink trying to predict how the macro environment unfolds. What are the long-term health ramifications? How will fiscal stimulus play out? Will there be lasting shifts in consumer behaviors? Will geopolitical tensions escalate further? We just don’t know with any certainty—an answer that, despite its truth, may be unsatisfying. What we do know is that the risks are even higher and the future is even murkier compared to 12 months ago.

It is also important to remember that with an uncertain future, some of the low probability scenarios are extremely dire, even if still unlikely. The market seems to flip-flop between two extremes. On one hand, the economy faces one of the worst environments in generations. On the other, there are clear signs of excess and speculative mania gripping the markets that echo the tech bubble (see the rise of Robinhood day traders).

We remain focused on our goal through such uncertain times: to seek out and invest in above-average companies at below-average prices to generate long-term returns for our shareholders.

Doing the Next Right Thing

At quarter end on March 31, the S&P 500® Index was down (19.60%), one of the most volatile and worst quarters in history. Year to date through June 30, the S&P 500 is only down (3.08%), barely a blip and maybe a healthy pullback from a strong 2019. Now consider the difference in perception if we had written this letter after the first quarter instead of after the second. After a strong rally, the headline performance this year glosses over the tremendous volatility in the last six months. It reinforces our view that investors should focus on the long term rather than on quarterly movements.

On a personal note, we have been watching more television during this virus-imposed lockdown. With two young children, that often means Disney movies on repeat. In the movie Frozen II, the main character sings a line that sticks out for its parallel to investing: “do the next right thing.” It is easy to look wistfully at the stock prices of the software or quality growth names this year. A handful of stocks are reaching stratospheric levels and carrying the market back again near all-time highs. We cannot control how the market prices our Fund holdings on a daily or monthly basis, but we can do the next right thing with the new data points available. Resetting expectations can help ensure the best possible portfolio to navigate an uncertain environment. We initiated a top-to-bottom portfolio review to right-size weightings and upgrade the portfolio’s quality. This meant eliminating some positions where the forward rate of return or business prospects were no longer attractive. Some of these positions resulted in a permanent loss of capital, a result we strive to avoid. The Fund still holds a group of companies trading at a deep discount to market averages for above-average business quality. With these actions, we believe the portfolio has moved in the right direction, as the discount has increased while quality has improved.

We have gravitated toward small, undiscovered companies outside of the U.S. to stay true to our value-oriented investment style. As a category, small-cap value stocks fell even harder during the March selloff and have not fully recovered. For example, the MSCI Small Cap Value Index is still down (22.34%) for the year to date through June. By comparison, the all-cap benchmark is down (7.09%) and both lag the S&P 500 Index, which has staged a strong rally, down only (3.08%) for the year to date through June. The selloff also caused a volatile year for currencies, with some depreciating against the U.S. dollar by 15–20% in a few weeks. This dollar strength causes a drag on Fund performance given our international tilt.

One other quirk that exacerbated the selloff in small-cap stocks was timing. Many smaller companies do not report year-end earnings until mid-March or later, lagging large-cap companies who largely finished reporting to the market by February. For some international stocks that publish on a semi-annual instead of quarterly cadence, the last known data point during the nadir of the March selloff was from a June 2019 financial statement—nine months out of date! The combination of this information vacuum with lower liquidity caused panic selling in smaller companies that went far beyond any direct hit to underlying business value from the pandemic.

The Fund has recovered strongly from the low point in late March, but performance is still negative for the year to date June 30 and lagging the benchmark. Many small-cap stocks have hit valuation levels not seen since 2008–2009...if ever. The selloff tended to be indiscriminate across companies regardless of balance sheet strength or robustness of the business model. Liquidity and flows appeared to overwhelm fundamental rationale. Panic selling without regard to underlying business value is a textbook opening for value investors. Small-cap value stocks were inexpensive before; now they are historically so. We have been investing more to capture the opportunity while remaining cautious in our approach.

We added 11 new positions during the half year, including some from our watchlist that we have followed for years. We also exited 10 positions, including long-time holdings such as America’s Car-Mart Inc. and Computer Services Inc. due to stellar performance over the life of the Fund. Other exits were because our thesis worked out (JAKKS Pacific bonds paid out at par, a great risk-adjusted result in a difficult business) or we lost confidence in the business model or strategy (Spice Private Equity AG, Thai Wah Public Company Co.). We also added significant capital to existing positions at much

23

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

lower prices. Opportunities to add capital have continued through the second quarter recovery. We believe the Fund is well positioned to navigate what we expect will be a tumultuous time over the intermediate term.

Contributors/Detractors

The top three contributors for the first half of the year were Naked Wines plc, GMO Pepabo Inc. (Pepabo), and FutureFuel Corp. Both Naked Wines and Pepabo were in the portfolio pre-crisis and are clear beneficiaries of the current environment. Both share a common trait of investing money back into the business via marketing dollars to grow market share in a large online market. This hurts near-term earnings in favor of long-term business value but does not flatter the price-to-earnings ratio. Some of our better investments have hidden value behind an expensive-looking earnings multiple (see our long-time holding in the litigation finance company Omni Bridgeway Ltd. as an example).

Naked Wines is an online wine subscription business. Subscribers’ monthly payments help fund up-and-coming winemakers. Naked Wines provides bottling, distribution, and marketing services. Marketing and customer acquisition are especially important but key sticking points for launching a new wine label. These logistical necessities take time and attention away from the art of winemaking. Naked Wines leverages this direct-to-consumer subscription model to eliminate the costly alcohol distributors in the middle of the traditional supply chain. The result is higher quality wines at much lower prices, a claim backed by strong retention rates for subscribers. Naked Wines has the potential to be many multiples of its current size given how large the profit pool is in the U.S. alone. The lockdowns due to COVID-19 were a major boon for the business. Sales in April and May were up 81% and the shift to online wine sales caused 20 years of channel shift to play out in a month or two. The company does not “screen” cheap because they are reinvesting in growth, but we are confident they could show significant cash generation if they ever want to revert to steady-state numbers. Meanwhile, this new cohort of customers has the potential to dramatically increase the value of the business.

GMO Pepabo is another beneficiary of the current crisis but it took the market longer than expected to appreciate this dynamic. Pepabo provides web hosting, domain registration and e-commerce tools to consumers and businesses in Japan. These services are high-margin, asset-light income streams. Pepabo’s balance sheet is strong, with excess cash and investments as a meaningful portion of the market value. Pepabo also runs an online e-commerce platform for handmade goods called minne, similar to Etsy in the U.S. The volume of merchandise sold at minne is growing rapidly, and the virus should only accelerate this trend (Etsy saw over 100% growth in April as a comparable data point). Online “platform” businesses tend to trade at sky-high multiples in the U.S. but minne is essentially available for free given the inexpensive valuation of the profitable core business. Pepabo’s stock fell over (40%) during Q1 but then spiked into the June quarter-end (up almost 3x from the bottom). We sold some of the shares purchased during the selloff.

FutureFuel was a quick success, as we entered the position in January only to close out by May. FutureFuel runs a chemical plant in Arkansas producing specialty chemicals and biodiesel. We tend to avoid complex, heavily politicized industries like biodiesel, but a new government policy went into effect in December 2019 that signaled a major windfall profit for the company. Many companies would trumpet this good news at every opportunity, but FutureFuel is tight-lipped with investors—no earnings calls, little or no interaction with sell-side, and terse press releases. We felt that the market was missing the impact of this key news item given the lack of published information. The stock sold off during the March downturn despite a cash balance (adjusted for the expected cash payment) almost equal to the market capitalization. We aggressively increased our position, knowing the cash pile served as downside protection. Management confirmed the windfall late in March, soon followed by paying a $3.00-per-share special dividend, and the stock moved to 52-week highs. We exited the position on the run-up. Such special situations are not core but an important element of our strategy. The FutureFuel opportunity allowed us to deploy capital in a low-risk situation and then monetize the investment during the depths of the crisis when capital was valuable. It was a strong contributor to our semi-annual performance and even more so when considering its impact on the rest of the Fund.

Reading runs a hybrid model of operating movie theaters in the U.S., Australia, and New Zealand alongside real estate assets providing rental income, often anchored by a Reading cinema. The pandemic was a perfect storm – movie attendance is normally anti-cyclical, real estate tenants typically provide steady income, and court systems usually keep functioning—all are relevant to the Reading thesis and the pandemic impacted each of them at the same time. The business now faces an uncertain short-term future to go along with the core theater division’s long-term challenges. Yet Reading gets lumped in with other cinema operators despite a much more favorable position. Unlike other cinema operators, Reading’s real estate portfolio provides a buffer during a downturn. At these prices, we feel the real estate covers more than 100% of the company’s value, implying negative value for the cinema division. Still, value has been destroyed by the lockdowns, and the fight among the family for control of the company has been a major distraction and roadblock to unlocking Reading’s potential. It reinforces the importance of alignment with quality management, and these concerns require caution despite the lower prices of Reading’s stock.

By comparison, Total Energy has a well-incentivized, highly motivated management team that should allow the company to survive a horrific environment for oil & gas. Oil markets plummeted during the first half of the year from the twin impacts of a demand shock and supply glut. Oil & gas service companies like Total Energy are in for a difficult period despite some recovery in oil prices as upstream drillers slash capital spending budgets. Total Energy is well placed to navigate through the downturn with a solid balance sheet backed by real estate assets. The rest of the industry faces bankruptcies and consolidation, which should provide upside for surviving players. We also gain comfort that Total Energy’s CEO has been buying shares nearly every week through the period. This is a bold vote of confidence in the company’s long-term future despite the bleak short-term outlook. With the stock trading at an 80%+ discount to the book value of its assets, we believe those insider purchases will be rewarded.

The top detractors during the first half of the year were Reading International Inc. (Reading), Total Energy Services (Total Energy), and Ocean Wilsons Holdings Limited (Ocean Wilsons). All three were squarely impacted by events in the first half of the year—Reading (cinema closures), Total Energy (oil & gas services), and Ocean Wilsons (oil & gas and trade disruptions).

Like Total Energy, Ocean Wilsons was also affected by the downturn in the oil & gas industry via its Brazilian subsidiary. Brazil was already facing a difficult economic situation that has persisted since 2014. Now the twin effects of COVID-19 and the downturn in oil have caused further pressures. Ocean Wilsons reduced its annual dividend by more than 50% during the selloff, adding further pressure on the shares. While there are near-term headwinds,

24

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

we feel they are more than priced in at the Brazil subsidiary, which still has a bright future. We also benefit from owning a conservative investment portfolio that should provide downside protection at the parent company level. Ocean Wilsons trades at a significant discount to the sum of its parts and a low multiple of depressed earnings while we wait on a recovery.

Conclusion

We are in one of the most uncertain times in recent history. The market has rallied back near all-time highs while the range of possible outcomes has only become wider. That combination does not strike us as an attractive risk/reward. We will continue to invest in solid companies with good management at inexpensive valuations. In time, we believe cash flows will win out and value will be unlocked within our investment universe. We wish health and safety to everyone during these difficult times. We appreciate your continued trust as we manage the capital invested in the Fund.

This commentary reflects the viewpoints of Yacktman Asset Management LP and is not intended as a forecast or guarantee of future results.

25

AMG Yacktman Special Opportunities Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	32.2

Consumer Discretionary	12.8

Consumer Staples	11.2

Energy	8.5

Information Technology	7.8

Communication Services	6.9

Financials	6.2

Materials	4.8

Health Care	1.3

Utilities	0.4

Short-Term Investments	9.4

Other Assets Less Liabilities	(1.5)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Omni Bridgeway, Ltd. (Australia)	6.2

Colabor Group, Inc., 6.000%, 10/13/21 (Canada)	5.9

Naked Wines PLC (United Kingdom)	5.7

B&S Group, S.A.R.L. (Luxembourg)	5.3

Total Energy Services, Inc. (Canada)	4.2

Ocean Wilsons Holdings, Ltd. (Bermuda)	4.2

Trecora Resources (United States)	3.7

Sam Yung Trading Co., Ltd. (South Korea)	3.6

Reading International, Inc., Class A (United States)	3.4

Samsung Electronics Co., Ltd., 2.250% (South Korea)	3.1

Top Ten as a Group	45.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

26

AMG Yacktman Special Opportunities Fund Fund Snapshots (continued) For the six months ended June 30, 2020

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Bixolon Co., Ltd. (South Korea)	199,867

Cosco Capital, Inc. (Philippines)	5,093,000

Financiere de L’Odet SA (France)	800

Komelon Corp. (South Korea)	70,000

Legacy Housing Corp.	70,250

Omni Bridgeway, Ltd. (Australia)[1]	1,135,000

Sekisui Jushi Corp. (Japan)	14,700

Tilly’s, Inc., Class A	82,000

Trecora Resources	358,000

Vivo Energy PLC (United Kingdom)	590,000

NEW CORPORATE BONDS & NOTES POSITIONS

New Purchases	Current Principal Held

Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	$500,000

CORPORATE BONDS & NOTES PURCHASES & SALES

Purchases	Net Principal Purchased	Current Principal Held

Colabor Group, Inc. (Canada) 6.000%, 10/13/21	$2,054,000	$6,168,000

Sales	Net Principal Sold	Current Principal Held

JAKKS Pacific, Inc. (United States) 4.875%, 06/01/20	$1,500,000	—

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

Aggreko PLC (United Kingdom)	50,000	113,000

AMERCO	2,100	5,100

B&S Group, S.A.R.L. (Luxembourg)	197,219	447,219

Fjord1 A.S.A. (Norway)	32,000	215,000

GMO Pepabo, Inc. (Japan)	6,000	15,000

GrafTech International, Ltd.	63,000	180,000

Hargreaves Services PLC (United Kingdom)	106,062	435,000

Italian Wine Brands S.P.A (Italy)	5,439	103,000

Link Net Tbk PT (Indonesia)	5,375,000	7,800,000

Ocean Wilsons Holdings, Ltd. (Bermuda)	71,000	305,000

Reading International, Inc., Class A	174,000	482,000

Sam Yung Trading Co., Ltd. (South Korea)	32,948	199,000

Texhong Textile Group, Ltd. (Hong Kong)	400,000	2,210,000

Total Energy Services, Inc. (Canada)	1,045,600	1,645,700

Utoc Corp. (Japan)	25,300	81,000

Webstep A.S. (Norway)	116,115	415,000

WIN-Partners Co., Ltd. (Japan)	43,100	67,000

27

AMG Yacktman Special Opportunities Fund Fund Snapshots (continued) For the six months ended June 30, 2020

Sales	Net Shares Sold	Current Shares Held

America’s Car-Mart, Inc. (United States)	3,300	—

Cambria Automobiles PLC (United Kingdom)	92,500	567,500

Catering International Services (France)	17,611	—

Computer Services, Inc. (United States)	15,495	—

Freund Corp. (Japan)	67,100	—

Ifis Japan, Ltd. (Japan)	13,000	69,000

IMF Bentham, Ltd. (Australia)[1]	1,414,445	—

Judges Scientific PLC (United Kingdom)	5,000	6,000

Lamprell PLC (United Arab Emirates)	426,749	1,898,251

Marshall Motor Holdings PLC (United Kingdom)	1,000	229,000

Mitani Corp. (Japan)	5,600	7,200

Naked Wines PLC (United Kingdom)	452,300	623,700

Nam Lee Pressed Metal Industries, Ltd. (Singapore)	700,000	—

Promotora y Operadora de Infraestructura SAB de CV (Mexico)	33,126	53,000

Samsung Electronics Co., Ltd., 2.250% (South Korea)	13,500	47,500

Sapporo Clinical Laboratory, Inc. (Japan)	6,600	—

Spark Networks SE, ADR (Germany)	63,400	156,600

Spice Private Equity AG (Switzerland)	18,000	—

Thai Wah PCL, Class F (Thailand)	6,100,000	—

Zargon Oil & Gas, Ltd. (Canada)	569,063	—

[1]	All of a portion of purchases and sales due to a corporate action.

28

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 81.9%

Communication Services - 6.9%

Link Net Tbk PT (Indonesia)	7,800,000	$1,229,199

Otelco, Inc., Class A (United States)*	34,031	382,849

Reading International, Inc., Class A (United States)*,1	482,000	2,048,500

Spark Networks SE, ADR (Germany)*	156,600	516,780

Total Communication Services		4,177,328

Consumer Discretionary - 12.8%

B&S Group, S.A.R.L. (Luxembourg)[2]	447,219	3,177,321

Cambria Automobiles PLC (United Kingdom)	567,500	369,173

Legacy Housing Corp. (United States)*,1	70,250	998,955

Marshall Motor Holdings PLC (United Kingdom)	229,000	347,635

Texhong Textile Group, Ltd. (Hong Kong)	2,210,000	1,777,806

Tilly’s, Inc., Class A (United States)	82,000	464,940

Vivo Energy PLC (United Kingdom)[2]	590,000	589,971

Total Consumer Discretionary		7,725,801

Consumer Staples - 11.2%

Arcus ASA (Norway)[2]	265,000	1,076,854

Cosco Capital, Inc. (Philippines)	5,093,000	516,484

Italian Wine Brands S.P.A (Italy)	103,000	1,738,265

Naked Wines PLC (United Kingdom)	623,700	3,416,272

Total Consumer Staples		6,747,875

Energy - 8.5%

Hargreaves Services PLC (United Kingdom)	435,000	1,090,681

Lamprell PLC (United Arab Emirates)*	1,898,251	465,719

Pardee Resources Co., Inc. (United States)	7,352	992,520

Total Energy Services, Inc. (Canada)	1,645,700	2,545,647

Total Energy		5,094,567

Financials - 6.2%

Omni Bridgeway, Ltd. (Australia)	1,135,000	3,747,219

Health Care - 1.3%

HLS Therapeutics, Inc. (Canada)	14,660	196,424

WIN-Partners Co., Ltd. (Japan)	67,000	604,301

Total Health Care		800,725

Industrials - 25.1%

Aggreko PLC (United Kingdom)	113,000	621,437

AMERCO (United States)	5,100	1,541,169

Boustead Singapore, Ltd. (Singapore)	3,700,000	1,663,866

CB Industrial Product Holding Bhd (Malaysia)	6,380,800	1,369,973

Financiere de L’Odet SA (France)	800	577,676

Fjord1 A.S.A. (Norway)[2]	215,000	1,016,573

GrafTech International, Ltd. (United States)[1]	180,000	1,436,400

	Shares	Value

Judges Scientific PLC (United Kingdom)	6,000	$376,714

Komelon Corp. (South Korea)	70,000	454,012

Mitani Corp. (Japan)	7,200	443,871

Ocean Wilsons Holdings, Ltd. (Bermuda)	305,000	2,538,684

Promotora y Operadora de Infraestructura SAB de CV (Mexico)*	53,000	253,350

Sam Yung Trading Co., Ltd. (South Korea)	199,000	2,179,885

Sekisui Jushi Corp. (Japan)	14,700	295,756

Utoc Corp. (Japan)	81,000	386,062

Total Industrials		15,155,428

Information Technology - 4.7%

Bixolon Co., Ltd. (South Korea)	199,867	806,512

GMO Pepabo, Inc. (Japan)	15,000	464,974

Ifis Japan, Ltd. (Japan)	69,000	466,592

Reckon, Ltd. (Australia)	645,685	298,737

Webstep A.S. (Norway)[2]	415,000	797,642

Total Information Technology		2,834,457

Materials - 4.8%

Master Drilling Group, Ltd. (South Africa)	1,178,934	373,672

SK Kaken Co., Ltd. (Japan)	800	274,711

Trecora Resources (United States)*	358,000	2,244,660

Total Materials		2,893,043

Utilities - 0.4%

Maxim Power Corp. (Canada)*	140,000	222,746

Total Common Stocks
(Cost $60,984,910)		49,399,189

	Principal Amount

Corporate Bonds and Notes - 6.6%

Industrials - 6.6%

Colabor Group, Inc. (Canada) 6.000%, 10/13/21[3]	$6,168,000	3,589,217

Helix Energy Solutions Group, Inc. (United States) 4.125%, 09/15/23[3]	500,000	413,057

Total Corporate Bonds and Notes
(Cost $4,156,175)		4,002,274

	Shares

Closed-End Fund - 0.5%

Industrials - 0.5%

Excelsior Capital, Ltd. (Australia) (Cost $437,212)	375,377	307,633

Preferred Stocks - 3.1%

Health Care - 0.0%

HLS Therapeutics, Inc. (Canada)[4,5]	24,901	0

The accompanying notes are an integral part of these financial statements.

29

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 3.1%

Samsung Electronics Co., Ltd., 2.250% (South Korea)	47,500	$1,850,329

Total Preferred Stocks
(Cost $945,569)		1,850,329

	Principal Amount

Short-Term Investments - 9.4%

Joint Repurchase Agreements - 1.8%[6]

BNP Paribas S.A., dated 06/30/20, due 07/01/20, 0.070% total to be received $63,167 (collateralized by various U.S. Treasuries, 0.000% - 3.000%, 08/15/21 - 02/15/48, totaling $64,430)	$63,167	63,167

Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $1,000,003 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.500% - 7.500%, 07/31/21 - 05/20/70, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		1,063,167

	Shares	Value

Other Investment Companies - 7.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[7]	1,516,198	$1,516,198

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[7]	1,516,198	1,516,198

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.15%[7]	1,562,144	1,562,144

Total Other Investment Companies		4,594,540

Total Short-Term Investments
(Cost $5,657,707)		5,657,707

Total Investments - 101.5%
(Cost $72,181,573)		61,217,132

Other Assets, less Liabilities - (1.5)%		(921,827)

Net Assets - 100.0%		$60,295,305

*	Non-income producing security.

[1]

Some of these securities, amounting to $2,961,078 or 4.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $6,658,361 or 11.0% of net assets.

[3]

Convertible Security. A corporate bond, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. The market value of convertible bonds at June 30, 2020, amounted to $4,002,274 or 6.6% of net assets.

[4]	Preferred Shares of a liquidating trust.

[5]	Security’s value was determined by using significant unobservable inputs.

[6]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[7]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR  American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

30

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Industrials	$4,600,892	$10,554,536	—	$15,155,428

Consumer Discretionary	2,423,039	5,302,762	—	7,725,801

Consumer Staples	—	6,747,875	—	6,747,875

Energy	4,003,886	1,090,681	—	5,094,567

Communication Services	2,948,129	1,229,199	—	4,177,328

Financials	—	3,747,219	—	3,747,219

Materials	2,618,332	274,711	—	2,893,043

Information Technology	797,642	2,036,815	—	2,834,457

Health Care	196,424	604,301	—	800,725

Utilities	222,746	—	—	222,746

Corporate Bonds and Notes†	—	4,002,274	—	4,002,274

Closed-End Fund	—	307,633	—	307,633

Preferred Stocks

Information Technology	—	1,850,329	—	1,850,329

Health Care	—	—	$0	0

Short-Term Investments

Joint Repurchase Agreements	—	1,063,167	—	1,063,167

Other Investment Companies	4,594,540	—	—	4,594,540

Total Investments in Securities	$22,405,630	$38,811,502	$0	$61,217,132

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

At June 30, 2020, the Level 3 security is a Preferred Stock received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

31

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at June 30, 2020, was as follows:

Country	% of Long-Term Investments

Australia	7.8

Bermuda	4.6

Canada	11.8

France	1.0

Germany	0.9

Hong Kong	3.2

Indonesia	2.2

Italy	3.1

Japan	5.3

Luxembourg	5.7

Malaysia	2.5

Mexico	0.5

Norway	5.2

Philippines	0.9

Singapore	3.0

South Africa	0.7

South Korea	9.5

United Arab Emirates	0.8

United Kingdom	12.3

United States	19.0

100.0

The accompanying notes are an integral part of these financial statements.

32

Statement of Assets and Liabilities (unaudited) June 30, 2020

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Focused Fund - Security Selection Only	AMG Yacktman Special Opportunities Fund

Assets:

Investments at value[1] (including securities on loan valued at $31,325,908, $10,803,778, $861,299, and $2,961,078, respectively)	$6,358,933,825	$3,025,629,869	$98,796,289	$61,217,132

Affiliated Investments at value[2]	134,160,000	—	—	—

Foreign currency[3]	—	—	2,092	—

Dividend and interest receivables	12,725,614	5,745,148	279,454	192,879

Securities lending income receivable	95,688	17,136	400	324

Receivable for Fund shares sold	3,460,012	1,528,096	108	—

Receivable from affiliate	29,181	32,579	6,017	5,626

Prepaid expenses and other assets	112,742	108,822	19,232	9,321

Total assets	6,509,517,062	3,033,061,650	99,103,592	61,425,282

Liabilities:

Payable upon return of securities loaned	29,772,369	10,310,536	180,155	1,063,167

Payable for investments purchased	—	268,830	435,190	5,389

Payable for Fund shares repurchased	6,672,431	2,209,438	—	774

Accrued expenses:

Investment advisory and management fees	2,327,686	2,186,189	70,946	32,743

Administrative fees	809,361	376,929	12,232	7,398

Shareholder service fees	492,091	260,226	16	899

Other	1,013,362	516,716	20,036	19,607

Total liabilities	41,087,300	16,128,864	718,575	1,129,977

Net Assets	$6,468,429,762	$3,016,932,786	$98,385,017	$60,295,305

[1] Investments at cost	$5,500,766,524	$2,759,428,475	$104,332,877	$72,181,573

[2] Affiliated Investments at cost	$237,163,752	—	—	—

[3]Foreign currency at cost	—	—	$2,053	—

The accompanying notes are an integral part of these financial statements.

33

Statement of Assets and Liabilities (continued)

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Focused Fund - Security Selection Only	AMG Yacktman Special Opportunities Fund

Net Assets Represent:

Paid-in capital	$4,985,022,973	$2,409,527,427	$100,379,004	$70,395,289

Total distributable earnings (loss)	1,483,406,789	607,405,359	(1,993,987)	(10,099,984)

Net Assets	$6,468,429,762	$3,016,932,786	$98,385,017	$60,295,305

Class N:

Net Assets	—	$1,666,228,669	$270,464	—

Shares outstanding	—	99,626,283	22,078	—

Net asset value, offering and redemption price per share	—	$16.72	$12.25	—

Class I:

Net Assets	$6,468,429,762	$1,350,704,117	$98,114,553	$11,006,611

Shares outstanding	347,852,216	80,950,339	8,012,018	1,289,364

Net asset value, offering and redemption price per share	$18.60	$16.69	$12.25	$8.54

Class Z:

Net Assets	—	—	—	$49,288,694

Shares outstanding	—	—	—	5,758,728

Net asset value, offering and redemption price per share	—	—	—	$8.56

The accompanying notes are an integral part of these financial statements.

34

Statement of Operations (unaudited) For the six months ended June 30, 2020

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Focused Fund - Security Selection Only	AMG Yacktman Special Opportunities Fund

Investment Income:

Dividend income	$65,072,295	$32,476,099	$1,173,790	$668,449 [1]

Interest income	11,841,867	5,305,008	145,170	391,809

Dividends from affiliated securities	6,417,500	—	—	—

Securities lending income	253,370	88,856	3,437	1,227

Foreign withholding tax	(3,682,364)	(2,266,126)	(95,587)	(44,668)

Total investment income	79,902,668	35,603,837	1,226,810	1,016,817

Expenses:

Investment advisory and management fees	14,838,707	13,592,665	404,981	194,086

Administrative fees	5,166,341	2,343,563	69,824	43,184

Shareholder servicing fees - Class N	—	1,643,236	54	—

Shareholder servicing fees - Class I	3,124,989	—	—	4,992

Custodian fees	357,769	192,894	18,095	23,864

Trustee fees and expenses	339,181	153,525	4,169	2,584

Professional fees	296,670	144,168	16,073	18,747

Reports to shareholders	247,791	127,195	1,375	1,412

Transfer agent fees	193,736	119,944	1,364	1,030

Registration fees	74,699	60,306	17,174	16,932

Miscellaneous	113,769	51,504	1,911	1,814

Total expenses before offsets	24,753,652	18,429,000	535,020	308,645

Expense reimbursements	—	(102,697)	(32,182)	(31,823)

Fee waivers	(250,240)	(112,765)	—	—

Net expenses	24,503,412	18,213,538	502,838	276,822

Net investment income	55,399,256	17,390,299	723,972	739,995

Net Realized and Unrealized Loss:

Net realized gain (loss) on investments	469,860,729	191,507,083	2,811,081	(50,028)

Net realized loss on affiliated investments	(58,851,780)	—	—	—

Net realized loss on foreign currency transactions	(590,164)	(534,315)	(41,984)	(56,016)

Net change in unrealized appreciation/depreciation on investments	(1,188,447,738)	(523,155,591)	(14,861,236)	(10,678,390)

Net change in unrealized appreciation/depreciation on affiliated investments	(74,167,085)	—	—	—

Net change in unrealized appreciation/depreciation on foreign currency translations	(45,006)	(31,399)	(10,225)	(5,058)

Net realized and unrealized loss	(852,241,044)	(332,214,222)	(12,102,364)	(10,789,492)

Net decrease in net assets resulting from operations	$(796,841,788)	$(314,823,923)	$(11,378,392)	$(10,049,497)
1 Includes non-recurring dividends of $180,000.

The accompanying notes are an integral part of these financial statements.

35

Statements of Changes in Net Assets For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019

	AMG Yacktman Fund		AMG Yacktman Focused Fund

	June 30, 2020	December 31, 2019	June 30, 2020	December 31, 2019

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$55,399,256	$138,360,828	$17,390,299	$47,281,894

Net realized gain on investments	410,418,785	761,011,236	190,972,768	571,878,908

Net change in unrealized appreciation/depreciation on investments	(1,262,659,829)	391,866,674	(523,186,990)	22,369,399

Net increase (decrease) in net assets resulting from operations	(796,841,788)	1,291,238,738	(314,823,923)	641,530,201

Distributions to Shareholders:

Class N	—	—	—	(292,238,208)

Class I	—	(717,307,575)	—	(218,295,712)

Total distributions to shareholders	—	(717,307,575)	—	(510,533,920)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(977,251,511)	557,610,903	(301,976,584)	44,251,325

Total increase (decrease) in net assets	(1,774,093,299)	1,131,542,066	(616,800,507)	175,247,606

Net Assets:

Beginning of period	8,242,523,061	7,110,980,995	3,633,733,293	3,458,485,687

End of period	$6,468,429,762	$8,242,523,061	$3,016,932,786	$3,633,733,293

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

36

Statements of Changes in Net Assets (continued) For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019

	AMG Yacktman Focused Fund - Security Selection Only		AMG Yacktman Special Opportunities Fund

	June 30, 2020	December 31, 2019	June 30, 2020	December 31, 2019

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$723,972	$985,000	$739,995	$1,154,433

Net realized gain (loss) on investments	2,769,097	2,957,732	(106,044)	3,300,924

Net change in unrealized appreciation/depreciation on investments	(14,871,461)	10,826,805	(10,683,448)	294,127

Net increase (decrease) in net assets resulting from operations	(11,378,392)	14,769,537	(10,049,497)	4,749,484

Distributions to Shareholders:

Class N	—	(7,375)	—	—

Class I	—	(3,865,096)	—	(796,378)

Class Z	—	—	—	(3,349,490)

Total distributions to shareholders	—	(3,872,471)	—	(4,145,868)

Capital Share Transactions:[1]

Net increase from capital share transactions	13,539,088	25,315,856	10,662,204	22,248,028

Total increase in net assets	2,160,696	36,212,922	612,707	22,851,644

Net Assets:

Beginning of period	96,224,321	60,011,399	59,682,598	36,830,954

End of period	$98,385,017	$96,224,321	$60,295,305	$59,682,598

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

37

AMG Yacktman Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020

Class I	(unaudited)	2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$20.48	$19.05	$22.85	$21.39	$20.87	$25.12

Income (loss) from Investment Operations:

Net investment income[2,3]	0.15	0.35	0.40	0.32	0.33	0.31

Net realized and unrealized gain (loss) on investments	(2.03)	2.99	0.20	3.58	2.03	(1.71)

Total income (loss) from investment operations	(1.88)	3.34	0.60	3.90	2.36	(1.40)

Less Distributions to Shareholders from:

Net investment income	—	(0.37)	(0.44)	(0.34)	(0.41)	(0.34)

Net realized gain on investments	—	(1.54)	(3.96)	(2.10)	(1.43)	(2.51)

Total distributions to shareholders	—	(1.91)	(4.40)	(2.44)	(1.84)	(2.85)

Net Asset Value, End of Period	$18.60	$20.48	$19.05	$22.85	$21.39	$20.87

Total Return[3,4]	(9.18)%[5]	17.66%	2.69%	18.23%	11.20%	(5.63)%

Ratio of net expenses to average net assets	0.71%[6]	0.70%	0.70%	0.71%	0.71%	0.71%

Ratio of gross expenses to average net assets[7]	0.72%[6]	0.71%	0.71%	0.72%	0.72%	0.72%

Ratio of net investment income to average net assets[3]	1.61%[6]	1.70%	1.70%	1.38%	1.51%	1.29%

Portfolio turnover	20%[5]	35%	12%	2%	4%	2%

Net assets end of period (000’s) omitted	$6,468,430	$8,242,523	$7,110,981	$8,722,375	$8,527,164	$8,936,608

[1]	Effective October 1, 2016, the Service Class was renamed Class I.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

38

AMG Yacktman Focused Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020

Class N	(unaudited)	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Period	$18.25	$17.78	$21.13	$19.69	$19.77	$25.88

Income (loss) from Investment Operations:

Net investment income[3,4]	0.09	0.23	0.28	0.19	0.19	0.22

Net realized and unrealized gain (loss) on investments	(1.62)	3.13	0.31	3.75	2.05	(1.51)

Total income (loss) from investment operations	(1.53)	3.36	0.59	3.94	2.24	(1.29)

Less Distributions to Shareholders from:

Net investment income	—	(0.25)	(0.31)	(0.21)	(0.30)	(0.24)

Net realized gain on investments	—	(2.64)	(3.63)	(2.29)	(2.02)	(4.58)

Total distributions to shareholders	—	(2.89)	(3.94)	(2.50)	(2.32)	(4.82)

Net Asset Value, End of Period	$16.72	$18.25	$17.78	$21.13	$19.69	$19.77

Total Return[4,5]	(8.38)%[6]	19.13%	2.88%	20.03%	11.29%	(5.08)%

Ratio of net expenses to average net assets	1.24%[7]	1.24%	1.23%	1.22%	1.23%	1.22%

Ratio of gross expenses to average net assets[8]	1.26%[7]	1.26%	1.24%	1.23%	1.24%	1.22%

Ratio of net investment income to average net assets[4]	1.04%[7]	1.20%	1.30%	0.89%	0.94%	0.86%

Portfolio turnover	23%[6]	31%	16%	2%	4%	6%

Net assets end of period (000’s) omitted	$1,666,229	$2,078,758	$2,166,407	$2,803,230	$3,479,880	$4,062,291

39

AMG Yacktman Focused Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020

Class I	(unaudited)	2019	2018	2017	2016[2]	2015

Net Asset Value, Beginning of Period	$18.19	$17.74	$21.09	$19.66	$19.75	$25.88

Income (loss) from Investment Operations:

Net investment income[3,4]	0.10	0.27	0.32	0.23	0.23	0.26

Net realized and unrealized gain (loss) on investments	(1.60)	3.11	0.32	3.74	2.04	(1.50)

Total income (loss) from investment operations	(1.50)	3.38	0.64	3.97	2.27	(1.24)

Less Distributions to Shareholders from:

Net investment income	—	(0.29)	(0.36)	(0.25)	(0.34)	(0.30)

Net realized gain on investments	—	(2.64)	(3.63)	(2.29)	(2.02)	(4.59)

Total distributions to shareholders	—	(2.93)	(3.99)	(2.54)	(2.36)	(4.89)

Net Asset Value, End of Period	$16.69	$18.19	$17.74	$21.09	$19.66	$19.75

Total Return[4,5]	(8.25)%[6]	19.30%	3.11%	20.25%	11.46%	(4.89)%

Ratio of net expenses to average net assets	1.06%[7]	1.06%	1.05%	1.05%	1.05%	1.05%

Ratio of gross expenses to average net assets[8]	1.07%[7]	1.07%	1.06%	1.06%	1.06%	1.05%

Ratio of net investment income to average net assets[4]	1.22%[7]	1.39%	1.48%	1.06%	1.11%	1.03%

Portfolio turnover	23%[6]	31%	16%	2%	4%	6%

Net assets end of period (000’s) omitted	$1,350,704	$1,554,975	$1,292,079	$1,578,775	$1,051,228	$1,312,374

[1]	Effective October 27, 2017, Class S was renamed Class N.

[2]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment income would have been lower had certain expenses not been offset.

[5]	The total return is calculated using the published Net Asset Value as of period end.

[6]	Not annualized.

[7]	Annualized.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

40

AMG Yacktman Focused Fund - Security Selection Only
Financial Highlights
For a share outstanding throughout each fiscal period

				For the fiscal
	For the six			period ended
	months ended	For the fiscal years ended December 31,		December 31,
	June 30, 2020

Class N	(unaudited)	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$13.90	$11.94	$11.77	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.09	0.17	0.26	0.14

Net realized and unrealized gain (loss) on investments	(1.74)	2.37	0.00 [4]	1.94

Total income (loss) from investment operations	(1.65)	2.54	0.26	2.08

Less Distributions to Shareholders from:

Net investment income	—	(0.25)	(0.07)	(0.22)

Net realized gain on investments	—	(0.33)	(0.02)	(0.09)

Total distributions to shareholders	—	(0.58)	(0.09)	(0.31)

Net Asset Value, End of Period	$12.25	$13.90	$11.94	$11.77

Total Return[3,5]	(11.87)%[6]	21.40%	2.17%	20.81%[6]

Ratio of net expenses to average net assets	1.13%[7]	1.12%	1.08%	1.08%[7]

Ratio of gross expenses to average net assets[8]	1.20%[7]	1.22%	1.82%	3.77%[9]

Ratio of net investment income to average net assets[3]	1.51%[7]	1.28%	2.14%	1.35%[7]

Portfolio turnover	18%[6]	23%	2%	12%[6]

Net assets end of period (000’s) omitted	$270	$183	$76	$17

41

AMG Yacktman Focused Fund - Security Selection Only
Financial Highlights
For a share outstanding throughout each fiscal period

				For the fiscal
	For the six			period ended
	months ended	For the fiscal years ended December 31,		December 31,
	June 30, 2020

Class I	(unaudited)	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$13.89	$11.94	$11.77	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.09	0.17	0.26	0.14

Net realized and unrealized gain (loss) on investments	(1.73)	2.36	0.00 [4]	1.94

Total income (loss) from investment operations	(1.64)	2.53	0.26	2.08

Less Distributions to Shareholders from:

Net investment income	—	(0.25)	(0.07)	(0.22)

Net realized gain on investments	—	(0.33)	(0.02)	(0.09)

Total distributions to shareholders	—	(0.58)	(0.09)	(0.31)

Net Asset Value, End of Period	$12.25	$13.89	$11.94	$11.77

Total Return[3,5]	(11.88)%[6]	21.32%	2.17%	20.81%[6]

Ratio of net expenses to average net assets	1.08%[7]	1.08%	1.08%	1.08%[7]

Ratio of gross expenses to average net assets[8]	1.15%[7]	1.19%	1.82%	3.77%[9]

Ratio of net investment income to average net assets[3]	1.56%[7]	1.31%	2.14%	1.35%[7]

Portfolio turnover	18%[6]	23%	2%	12%[6]

Net assets end of period (000’s) omitted	$98,115	$96,041	$59,936	$1,392

[1]	Commencement of operations was on January 30, 2017.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Less than $0.005 per share.

[5]	The total return is calculated using the published Net Asset Value as of period end.

[6]	Not annualized.

[7]	Annualized.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Ratio does not reflect the annualization of audit expenses.

42

AMG Yacktman Special Opportunities Fund
Financial Highlights
For a share outstanding throughout each fiscal period

						For the fiscal
	For the six					period ended
	months ended	For the fiscal years ended December 31,				December 31,
	June 30, 2020
Class I	(unaudited)	2019	2018	2017	2016[1]	2015[2]

Net Asset Value, Beginning of Period	$10.04	$9.82	$12.03	$9.37	$7.75	$9.40

Income (loss) from Investment Operations:

Net investment income[3,4]	0.10 [5]	0.24	0.16	0.06 [6]	0.18	0.20

Net realized and unrealized gain (loss) on investments	(1.60)	0.73	(1.41)	3.18	1.75	(1.49)

Total income (loss) from investment operations	(1.50)	0.97	(1.25)	3.24	1.93	(1.29)

Less Distributions to Shareholders from:

Net investment income	—	(0.21)	(0.11)	(0.14)	(0.20)	(0.23)

Net realized gain on investments	—	(0.54)	(0.85)	(0.44)	—	(0.13)

Paid in capital	—	—	—	—	(0.11)	—

Total distributions to shareholders	—	(0.75)	(0.96)	(0.58)	(0.31)	(0.36)

Net Asset Value, End of Period	$8.54	$10.04	$9.82	$12.03	$9.37	$7.75

Total Return[4]	(14.96)%[7,8]	10.20%[8]	(10.26)%[8]	34.67%[8]	24.88%	(13.77)%[7]

Ratio of net expenses to average net assets[9]	1.04%[10]	1.29%	1.84%	2.33%	1.90%	1.27%[10]

Ratio of gross expenses to average net assets[9,11]	1.15%[10]	1.47%	2.03%	2.59%	2.29%	1.88%[10]

Ratio of net investment income to average net assets[4,9]	2.49%[10]	2.32%	1.38%	0.50%	2.08%	3.40%[10]

Portfolio turnover	28%[7]	24%	30%	36%	29%	30%[7]

Net assets end of period (000’s) omitted	$11,007	$11,701	$7,678	$8,377	$700	$83

43

AMG Yacktman Special Opportunities Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020
Class Z	(unaudited)	2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$10.06	$9.84	$12.05	$9.38	$7.75	$9.45

Income (loss) from Investment Operations:

Net investment income[3,4]	0.11 [5]	0.25	0.17	0.07 [6]	0.20	0.22

Net realized and unrealized gain (loss) on investments	(1.61)	0.72	(1.40)	3.19	1.74	(1.56)

Total income (loss) from investment operations	(1.50)	0.97	(1.23)	3.26	1.94	(1.34)

Less Distributions to Shareholders from:

Net investment income	—	(0.21)	(0.13)	(0.15)	(0.20)	(0.23)

Net realized gain on investments	—	(0.54)	(0.85)	(0.44)	—	(0.13)

Paid in capital	—	—	—	—	(0.11)	—

Total distributions to shareholders	—	(0.75)	(0.98)	(0.59)	(0.31)	(0.36)

Net Asset Value, End of Period	$8.56	$10.06	$9.84	$12.05	$9.38	$7.75

Total Return[4]	(14.93)%[7,8]	10.27%[8]	(10.14)%[8]	34.81%[8]	25.05%[8]	(14.22)%

Ratio of net expenses to average net assets[9]	0.94%[10]	1.19%	1.74%	2.23%	1.63%	1.24%

Ratio of gross expenses to average net assets[9,11]	1.05%[10]	1.37%	1.93%	2.49%	2.01%	1.74%

Ratio of net investment income to average net assets[4,9]	2.59%[10]	2.42%	1.48%	0.60%	2.34%	2.47%

Portfolio turnover	28%[7]	24%	30%	36%	29%	30%

Net assets end of period (000’s) omitted	$49,289	$47,981	$29,153	$29,334	$21,519	$17,177

[1]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class I and Class Z, respectively.

[2]	Commencement of operations was on July 1, 2015.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment income would have been lower had certain expenses not been offset.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.08 and $0.08 for Class I and Class Z, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.04 and $0.05 for Class I and Class Z, respectively.

[7]	Not annualized.

[8]	The total return is calculated using the published Net Asset Value as of period end.

[9]

Includes a performance adjustment amounting to (0.35)% for the six months ended June 30, 2020 and (0.45)%, 0.10%, 0.59%, (0.02)% and (0.42)% for the fiscal years ended 2019, 2018, 2017, 2016 and 2015, respectively. (See Note 2 in the Notes to Financial Statements)

[10]	Annualized.

[11]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

44

Notes to Financial Statements (unaudited) June 30, 2020

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Yacktman Fund (“Yacktman Fund”), AMG Yacktman Focused Fund (“Yacktman Focused”), AMG Yacktman Focused Fund - Security Selection Only (“Yacktman Focused Selection Only”) and AMG Yacktman Special Opportunities Fund (“Yacktman Special Opportunities”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Yacktman Fund and Yacktman Special Opportunities have established Class N, Class I and Class Z shares. Currently, Yacktman Fund offers only Class I shares and Yacktman Special Opportunities offers Class I shares and Class Z shares. Yacktman Focused and Yacktman Focused Selection Only established and offer Class N and Class I shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Yacktman Focused, Yacktman Focused Selection Only and Yacktman Special Opportunities are non-diversified. A greater percentage of the Funds’ holdings may be focused in a smaller number of securities which may place the Funds at greater risk than a more diversified fund.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

Certain instruments held by a Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of the 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments. These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or net asset value.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report

45

Notes to Financial Statements (continued)

showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to tax equalization utilized. Temporary differences are due to mark-to-market of passive foreign investment companies, wash sale loss deferrals, write-off of defaulted security interest and qualified late-year loss deferrals.

At June 30, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation (Depreciation)
Yacktman Fund	$5,737,930,276	$1,477,933,112	$(722,769,563)	$755,163,549
Yacktman Focused	2,759,428,475	657,759,400	(391,558,006)	266,201,394
Yacktman Focused Selection Only	104,332,877	8,908,434	(14,445,022)	(5,536,588)
Yacktman Special Opportunities	72,181,573	6,866,683	(17,831,124)	(10,964,441)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with

46

Notes to Financial Statements (continued)

respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Prior to March 1, 2019, the Funds deducted a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurred within 60 days of the purchase of those shares. For the fiscal year ended December 31, 2019, Yacktman Fund, Yacktman Focused, Yacktman Focused Selection Only and Yacktman Special Opportunities had redemption fees amounting to $67,660, $48,523, $0 and $0, respectively. These amounts are netted against the cost of shares repurchased.

For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019, the capital stock transactions by class for the Funds were as follows:

	Yacktman Fund				Yacktman Focused

	June 30, 2020		December 31, 2019		June 30, 2020		December 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	—	—	—	—	7,263,204	$117,268,206	11,913,239	$228,758,971

Reinvestment of distributions	—	—	—	—	—	—	16,070,712	289,112,112

Cost of shares repurchased	—	—	—	—	(21,571,767)	(349,339,189)	(35,872,111)	(697,081,180)

Net decrease	—	—	—	—	(14,308,563)	$(232,070,983)	(7,888,160)	$(179,210,097)

Class I:

Proceeds from sale of shares	42,077,833	$761,221,321	91,432,518	$1,869,853,191	17,362,817	$280,262,859	30,519,803	$586,669,490

Reinvestment of distributions	—	—	32,693,802	660,414,885	—	—	9,892,324	177,369,370

Cost of shares repurchased	(96,782,501)	(1,738,472,832)	(94,878,053)	(1,972,657,173)	(21,914,361)	(350,168,460)	(27,756,664)	(540,577,438)

Net increase (decrease)	(54,704,668)	$(977,251,511)	29,248,267	$557,610,903	(4,551,544)	$(69,905,601)	12,655,463	$223,461,422

	Yacktman Focused Selection Only				Yacktman Special Opportunities

	June 30, 2020		December 31, 2019		June 30, 2020		December 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	11,534	$137,993	10,111	$131,503	—	—	—	—

Reinvestment of distributions	—	—	542	7,375	—	—	—	—

Cost of shares repurchased	(2,648)	(35,265)	(3,796)	(45,092)	—	—	—	—

Net increase	8,886	$102,728	6,857	$93,786	—	—	—	—

47

Notes to Financial Statements (continued)

	Yacktman Focused Selection Only				Yacktman Special Opportunities

	June 30, 2020		December 31, 2019		June 30, 2020		December 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class I:

Proceeds from sale of shares	1,170,983	$14,220,610	1,621,952	$21,528,514	441,617	$3,657,103	631,509	$6,501,856

Reinvestment of distributions	—	—	284,198	3,865,096	—	—	83,829	796,377

Cost of shares repurchased	(72,830)	(784,250)	(12,662)	(171,540)	(317,887)	(2,867,848)	(331,825)	(3,447,181)

Net increase	1,098,153	$13,436,360	1,893,488	$25,222,070	123,730	$789,255	383,513	$3,851,052

Class Z:

Proceeds from sale of shares	—	—	—	—	1,004,278	$10,009,323	1,491,657	$15,442,999

Reinvestment of distributions	—	—	—	—	—	—	351,361	3,344,956

Cost of shares repurchased	—	—	—	—	(15,181)	(136,374)	(37,430)	(390,979)

Net increase	—	—	—	—	989,097	$9,872,949	1,805,588	$18,396,976

At June 30, 2020, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Yacktman Focused Selection Only - one owns 32%; Yacktman Special Opportunities - two own 29%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At June 30, 2020, the market value of Repurchase Agreements outstanding for Yacktman Fund, Yacktman Focused Fund, Yacktman Focused Fund - Security Selection Only and Yacktman Special Opportunities Fund were $29,772,369, $10,310,536, $180,155 and $1,063,167, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended June 30, 2020, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Yacktman Fund

on first $500 million	0.52%

next $500 million	0.47%

over $1 billion	0.42%

Yacktman Focused	0.87%

Yacktman Focused Selection Only	0.87%

48

Notes to Financial Statements (continued)

Yacktman Special Opportunities	1.37%

Yacktman Special Opportunities has a performance-based fee structure that consists of an investment management fee and a performance adjustment (“Performance Adjustment”). The monthly investment management fee is increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index over the then preceding twelve months. The Performance Adjustment Rate for the Fund may not exceed plus or minus 0.75%. For the six months ended June 30, 2020, the Performance Adjustment decreased management fee by a net amount of $200,329, resulting in Yacktman Special Opportunities paying the Investment Manager at an effective rate of 0.67%.

The Investment Manager has contractually agreed, through at least May 1, 2021, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Class N shares of Yacktman Focused to the annual rate of 1.25% of Yacktman Focused Class N shares’ average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Yacktman Focused Class N shares in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2021, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Yacktman Focused Selection Only to the annual rate of 1.08% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2021, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of investment management fees, administrative fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Yacktman Special Opportunities to an annual rate of 0.12% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At June 30, 2020, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Yacktman Focused	Yacktman Focused Selection Only	Yacktman Special Opportunities

Less than 1 year	—	$47,601	$70,749

1-2 years	$30,380	118,082	82,319

2-3 years	172,150	82,402	75,171

Total	$202,530	$248,085	$228,239

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to direct investments in the JPMorgan U.S. Government Money Market Fund, IM Capital Shares by Yacktman Fund and Yacktman Focused. For the six months ended June 30, 2020, the investment management fees for Yacktman Fund and Yacktman Focused were reduced by $250,240 and $112,765, respectively, or 0.01% of average net assets.

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N of Yacktman Focused and Yacktman Focused Selection Only and for Class I of Yacktman Fund and Yacktman Special Opportunities, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers

49

Notes to Financial Statements (continued)

(including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares of Yacktman Focused and Yacktman Focused Selection Only and Class I shares of Yacktman Fund and Yacktman Special Opportunities may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended June 30, 2020, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Yacktman Fund

Class I	0.20%	0.09%

Yacktman Focused

Class N	0.20%	0.19%

Yacktman Focused Selection Only

Class N	0.20%	0.05%

Yacktman Special Opportunities

Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively. At June 30, 2020, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the six months ended June 30, 2020:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Yacktman Fund	$6,739,593	10	$2,523	1.366%

Yacktman Focused	18,674,554	1	472	0.923%

Yacktman Focused Selection Only	2,792,750	1	189	2.470%

Yacktman Special Opportunities	1,379,065	4	251	1.658%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended June 30, 2020, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Yacktman Fund	$1,102,913,995	$1,233,259,338

Yacktman Focused	629,850,585	561,556,153

Yacktman Focused Selection Only	31,876,186	16,094,232

Yacktman Special Opportunities	23,418,312	15,220,227

The Funds had no purchases or sales of U.S. Government Obligations during the six months ended June 30, 2020.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at June 30, 2020, were as follows:

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received

Yacktman Fund	$31,325,908	$29,772,369	$2,416,995	$32,189,364

Yacktman Focused	10,803,778	10,310,536	925,343	11,235,879

Yacktman Focused Selection Only	861,299	180,155	706,922	887,077

50

Notes to Financial Statements (continued)

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received

Yacktman Special Opportunities	$2,961,078	$1,063,167	$2,022,980	$3,086,147

The following table summarizes the securities received as collateral for securities lending at June 30, 2020:

	Collateral	Coupon	Maturity
Fund	Type	Range	Date Range

Yacktman Fund	U.S. Treasury Obligations	0.000%-4.750%	07/09/20-05/15/49

Yacktman Focused	U.S. Treasury Obligations	0.000%-4.750%	07/09/20-05/15/49

Yacktman Focused Selection Only	U.S. Treasury Obligations	0.000%-6.625%	07/09/20-11/15/49

Yacktman Special Opportunities	U.S. Treasury Obligations	0.000%-8.000%	07/09/20-08/15/49

5. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of June 30, 2020:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Yacktman Fund

Cantor Fitzgerald Securities, Inc.	$6,221,021	—	$6,221,021	$6,221,021	—

Citadel Securities LLC	3,166,965	—	3,166,965	3,166,965	—

Citigroup Global Markets, Inc.	7,070,968	—	7,070,968	7,070,968	—

Industrial and Commercial Bank of China Financial Services LLC	1,598,406	—	1,598,406	1,598,406	—

RBC Dominion Securities, Inc.	3,489,889	—	3,489,889	3,489,889	—

State of Wisconsin Investment Board	8,225,120	—	8,225,120	8,225,120	—

Total	$29,772,369	—	$29,772,369	$29,772,369	—

51

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Yacktman Focused

Cantor Fitzgerald Securities, Inc.	$2,278,227	—	$2,278,227	$2,278,227	—

Citadel Securities LLC	1,300,961	—	1,300,961	1,300,961	—

Citigroup Global Markets, Inc.	2,448,759	—	2,448,759	2,448,759	—

RBC Dominion Securities, Inc.	1,852,101	—	1,852,101	1,852,101	—

State of Wisconsin Investment Board	2,430,488	—	2,430,488	2,430,488	—

Total	$10,310,536	—	$10,310,536	$10,310,536	—

Yacktman Focused Selection Only

Citibank N.A.	$180,155	—	$180,155	$180,155	—

Yacktman Special Opportunities

BNP Paribas S.A.	$63,167	—	$63,167	$63,167	—

Citigroup Global Markets, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$1,063,167	—	$1,063,167	$1,063,167	—

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

52

Annual Renewal of Investment Management and Subadvisory Agreements

At a meeting held via telephone and video conference on June 25, 2020,1 the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds (“the Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Special Opportunities Fund and AMG Yacktman Focused Fund – Security Selection Only (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for AMG Yacktman Special Opportunities Fund, AMG Yacktman Focused Fund – Security Selection Only and Class N shares of AMG Yacktman Focused Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the

53

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Funds and its discussions with the Subadviser’s management regarding the factors that contributed to the performance of the Funds.

With respect to AMG Yacktman Focused Fund, among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on June 29, 2012), the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the S&P 500 Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark, and noted that Class N shares of the Fund ranked in the top quartile relative to its Peer Group for the 1-year period, the top decile relative to its Peer Group for the 3-year and 5-year periods, and the top quintile relative to its Peer Group for the 10-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG Yacktman Fund, among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on June 29, 2012), the Trustees noted that the Fund’s performance for Class I shares (the Fund’s sole share class) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the S&P 500 Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark, and noted that Class I shares of the Fund ranked in the top third relative to its Peer Group for the 1-year period, in the top decile for the 3-year and 5-year periods, and in the top quartile for the 10-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG Yacktman Special Opportunities Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, and 5-year periods ended March 31, 2020 and for the period from the Class Z shares’ inception on June 30, 2014 through March 31, 2020 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the MSCI ACWI All Cap Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG Yacktman Focused Fund –Security Selection Only, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2020 and for the period from the Class I shares’ inception on January 30, 2017 through March 31, 2020 was below, above, and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the S&P 500 Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark. The Trustees also noted that the Fund ranked in the top decile relative to its Peer Group for the 3-year period and the period from inception through March 31, 2020. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the

Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments made or to be made from the Subadviser to the Investment Manager, and other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for AMG Yacktman Special Opportunities Fund, AMG Yacktman Focused Fund –Security Selection Only and Class N shares of AMG Yacktman Focused Fund. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to each Fund and the resulting profitability from the relationships. The

54

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement and the differences in, among other things, portfolio composition, cash holdings, security holdings, strategy and diversification among the Funds. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG Yacktman Focused Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2020 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.25% for Class N shares. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors, as well as the Fund’s non-diversified, flexible investment approach. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Yacktman Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses as of March 31, 2020 were lower and higher, respectively, than the average for the Fund’s Peer Group. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Yacktman Special Opportunities Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class Z shares of the Fund as of March 31, 2020 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.12%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with similarly sized funds, as well as the performance adjustment component of the Fund’s management fee. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Yacktman Focused Fund –Security Selection Only, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares of the Fund as of March 31, 2020 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.08%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment

Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and Subadvisory Agreements: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and each Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 25, 2020, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

[1] The Trustees determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the June 25, 2020 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Trustees who are not “interested persons” of AMG Funds, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

55

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 19, 2020, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

56

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

Yacktman Asset Management LP

6300 Bridgepoint Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Christine C. Carsman

Edward J. Kaier

Kurt Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria Sassine

Thomas R. Schneeweis

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	063020 SAR071

SEMI-ANNUAL REPORT

AMG Funds

June 30, 2020

AMG Managers Skyline Special Equities Fund
Class N: SKSEX	Class I: SKSIX	Class Z: SKSZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.548.4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.

amgfunds.com	063020	SAR018

AMG Funds Semi-Annual Report — June 30, 2020 (unaudited)

TABLE OF CONTENTS	PAGE

ABOUT YOUR FUND’S EXPENSES	2

FUND PERFORMANCE	3

FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	7

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	9

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	10
Detail of changes in assets for the past two fiscal periods

Financial Highlights	11

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	14

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	19

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	22

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2020	Expense Ratio for the Period	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*
AMG Managers Skyline Special Equities Fund

Based on Actual Fund Return
Class N	1.17%	$1,000	$768	$5.14
Class I	0.99%	$1,000	$769	$4.35
Class Z	0.92%	$1,000	$769	$4.05

Based on Hypothetical 5% Annual Return
Class N	1.17%	$1,000	$1,019	$5.87
Class I	0.99%	$1,000	$1,020	$4.97
Class Z	0.92%	$1,000	$1,020	$4.62

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

2

Fund Performance (unaudited) Periods ended June 30, 2020

The table below shows the average annual total returns for the periods indicated for the Fund, as well as the Fund’s relative index for the same time periods ended June 30, 2020.
Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years	Since Inception		Inception Date

AMG Managers Skyline Special Equities Fund[2,3,4,5,6]

Class N	(23.17%)	(17.02%)	(1.03%)	9.01%	10.42%	[7]	04/23/87

Class I	(23.10%)	(16.86%)	—	—	(4.21%)		02/24/17

Class Z	(23.06%)	(16.82%)	—	—	(4.14%)		02/24/17

Russell 2000® Value Index[8]	(23.50%)	(17.48%)	1.26%	7.82%	—		04/23/87†

Russell 2000® Index[9]	(12.98%)	(6.63%)	4.29%	10.50%	8.39%		04/23/87†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects the inception date of the Fund not the index.

* Not annualized.

[1] Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2020. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[6]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]  Effective after the close of business on December 31, 2007, the Fund was reorganized into the AMG Managers Skyline Special series of AMG Funds. The returns shown include the performance of the predecessor Fund.

[8]  The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment, and does not incur expenses.

[9]  The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC Insured, nor bank guaranteed. May lose value.

3

AMG Managers Skyline Special Equities Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	%of Net Assets

Industrials	30.9

Financials	24.2

Information Technology	17.3

Consumer Discretionary	10.9

Materials	8.7

Health Care	4.1

Short-Term Investments	5.3

Other Assets Less Liabilities	(1.4)

TOP TEN HOLDINGS

Security Name	%of Net Assets

Essent Group, Ltd.	2.3

Aaron’s, Inc.	2.3

First Busey Corp.	2.2

Focus Financial Partners, Inc., Class A	2.2

BMC Stock Holdings, Inc.	2.1

Kemper Corp.	2.1

Virtusa Corp.	2.1

Hillenbrand, Inc.	2.1

Knowles Corp.	2.1

BancorpSouth Bank	2.1

Top Ten as a Group	21.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

4

AMG Managers Skyline Special Equities Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 96.1%

Consumer Discretionary - 10.9%

Aaron’s, Inc.	164,600	$7,472,840

Brunswick Corp.	99,400	6,362,594

The Children’s Place, Inc.[1]	123,200	4,610,144

Dine Brands Global, Inc.[1]	129,400	5,447,740

LCI Industries	48,375	5,562,157

Winnebago Industries, Inc.[1]	83,400	5,556,108

Total Consumer Discretionary		35,011,583

Financials - 24.2%

BancorpSouth Bank	290,200	6,599,148

Essent Group, Ltd.	206,950	7,506,077

First Busey Corp.	376,743	7,026,257

First Midwest Bancorp, Inc.	418,204	5,583,023

Focus Financial Partners, Inc., Class A*	211,500	6,990,075

Hancock Whitney Corp.	215,900	4,577,080

Kemper Corp.	94,259	6,835,663

National Bank Holdings Corp., Class A	221,200	5,972,400

Reinsurance Group of America, Inc.	66,047	5,180,727

Sterling Bancorp	482,720	5,657,478

UMB Financial Corp.	94,700	4,881,785

Umpqua Holdings Corp.	422,314	4,493,421

WSFS Financial Corp.	224,100	6,431,670

Total Financials		77,734,804

Health Care - 4.1%

Acadia Healthcare Co., Inc.*,1	201,200	5,054,144

AMN Healthcare Services, Inc.*,1	48,400	2,189,616

Prestige Consumer Healthcare, Inc.*	79,200	2,974,752

Varex Imaging Corp.*	190,100	2,880,015

Total Health Care		13,098,527

Industrials - 30.9%

American Woodmark Corp.*	79,700	6,029,305

Beacon Roofing Supply, Inc.*	218,100	5,751,297

BMC Stock Holdings, Inc.*	275,220	6,919,031

Columbus McKinnon Corp.	164,150	5,490,817

EnPro Industries, Inc.	80,100	3,948,129

Gibraltar Industries, Inc.*	133,800	6,423,738

Hillenbrand, Inc.	248,900	6,737,723

JELD-WEN Holding, Inc.*	331,315	5,337,485

Knoll, Inc.	433,700	5,286,803

Korn Ferry	127,700	3,924,221

ManpowerGroup, Inc.	79,000	5,431,250

Rexnord Corp.	184,426	5,376,018

	Shares	Value

Ryder System, Inc.	97,800	$3,668,478

The Shyft Group, Inc.	388,074	6,535,166

SPX Corp.*	157,100	6,464,665

TPI Composites, Inc.*,1	193,500	4,522,095

TriMas Corp.*	263,300	6,306,035

Welbilt, Inc.*	873,000	5,316,570

Total Industrials		99,468,826

Information Technology - 17.3%

Benchmark Electronics, Inc.	247,689	5,350,082

Knowles Corp.*	441,400	6,735,764

Kulicke & Soffa Industries, Inc.	127,600	2,657,908

NCR Corp.*	238,800	4,136,016

Perficient, Inc.*	168,500	6,028,930

Sanmina Corp.*,1	255,210	6,390,459

Silicon Motion Technology Corp. ADR (Taiwan)	131,300	6,403,501

TTM Technologies, Inc.*,1	553,500	6,564,510

Virtusa Corp.*	208,600	6,773,242

WNS Holdings, Ltd., ADR (India)*	82,998	4,563,230

Total Information Technology		55,603,642

Materials - 8.7%

Compass Minerals International, Inc.[1]	112,300	5,474,625

Ferro Corp.*	522,500	6,238,650

Minerals Technologies, Inc.	127,500	5,983,575

Neenah, Inc.	108,100	5,346,626

Orion Engineered Carbons, S.A. (Luxembourg)	483,000	5,114,970

Total Materials		28,158,446

Total Common Stocks (Cost $299,138,414)		309,075,828

	Principal Amount
Short-Term Investments - 5.3%

Joint Repurchase Agreements - 1.5%[2]

Cantor Fitzgerald Securities, Inc., dated 06/30/20, due 07/01/20, 0.100% total to be received $1,109,303 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 08/01/20 - 02/20/70, totaling $1,131,486)	$1,109,300	1,109,300

Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $1,109,331 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.500% - 7.500%, 07/31/21 - 05/20/70, totaling $1,131,515)	1,109,328	1,109,328

The accompanying notes are an integral part of these financial statements.

5

AMG Managers Skyline Special Equities Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Joint Repurchase Agreements - 1.5%[2] (continued)

Mizuho Securities USA, LLC, dated 06/30/20, due 07/01/20, 0.070% total to be received $233,559 (collateralized by various U.S. Treasuries, 1.125% - 2.625%, 01/31/21 - 02/28/22, totaling $238,230)	$233,559	$233,559

MUFG Securities America, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $1,109,331 (collateralized by various U.S. Government Agency Obligations, 2.500% - 8.000%, 08/01/23 - 07/01/50, totaling $1,131,515)	1,109,328	1,109,328

RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $1,109,331 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 07/31/20 - 07/01/50, totaling $1,131,515)	1,109,328	1,109,328

Total Joint Repurchase Agreements		4,670,843

*	Non-income producing security.
[1]

Some of these securities, amounting to $14,864,847 or 4.6% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

	Shares	Value

Other Investment Companies - 3.8%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[3]	4,037,835	$4,037,835

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[3]	4,037,838	4,037,838

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.15%[3]	4,160,196	4,160,196

Total Other Investment Companies		12,235,869

Total Short-Term Investments (Cost $16,906,712)		16,906,712

Total Investments - 101.4% (Cost $316,045,126)		325,982,540

Other Assets, less Liabilities - (1.4)%		(4,431,698)

Net Assets - 100.0%		$321,550,842

[3]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR  American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$309,075,828	—	—	$309,075,828

Short-Term Investments

Joint Repurchase Agreements	—	$4,670,843	—	4,670,843

Other Investment Companies	12,235,869	—	—	12,235,869

Total Investments in Securities	$321,311,697	$4,670,843	—	$325,982,540

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities (unaudited) June 30, 2020

AMG Managers Skyline Special Equities Fund
Assets:

Investments at value[1] (including securities on loan valued at $14,864,847)	$325,982,540

Receivable for investments sold	3,301,880

Dividend and interest receivables	198,092

Securities lending income receivable	5,593

Receivable for Fund shares sold	130,373

Receivable from affiliate	19,658

Prepaid expenses and other assets	33,596

Total assets	329,671,732

Liabilities:

Payable upon return of securities loaned	4,670,843

Payable for investments purchased	2,621,950

Payable for Fund shares repurchased	409,876

Accrued expenses:

Investment advisory and management fees	194,748

Administrative fees	40,017

Shareholder service fees	52,515

Other	130,941

Total liabilities	8,120,890

Net Assets	$321,550,842
[1] Investments at cost	$316,045,126

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities (continued)

AMG Managers Skyline Special Equities Fund
Net Assets Represent:

Paid-in capital	$287,583,703

Total distributable earnings	33,967,139

Net Assets	$321,550,842

Class N:

Net Assets	$230,840,713

Shares outstanding	8,083,307

Net asset value, offering and redemption price per share	$28.56

Class I:

Net Assets	$82,118,109

Shares outstanding	2,867,696

Net asset value, offering and redemption price per share	$28.64

Class Z:

Net Assets	$8,592,020

Shares outstanding	300,470

Net asset value, offering and redemption price per share	$28.60

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations (unaudited) For the six months ended June 30, 2020

AMG Managers Skyline Special Equities Fund

Investment Income:

Dividend income	$2,596,077

Interest income	46

Securities lending income	25,013

Foreign withholding tax	(13,365)

Total investment income	2,607,771
Expenses:

Investment advisory and management fees	1,311,397

Administrative fees	269,465

Shareholder servicing fees - Class N	326,103

Shareholder servicing fees - Class I	29,693

Reports to shareholders	49,120

Professional fees	31,129

Registration fees	30,676

Custodian fees	26,593

Trustee fees and expenses	19,377

Transfer agent fees	17,891

Miscellaneous	8,153

Total expenses before offsets	2,119,597
Expense reimbursements	(111,075)

Net expenses	2,008,522

Net investment income	599,249
Net Realized and Unrealized Loss:

Net realized gain on investments	9,302,267

Net change in unrealized appreciation/depreciation on investments	(126,845,200)

Net realized and unrealized loss	(117,542,933)

Net decrease in net assets resulting from operations	$(116,943,684)

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019

	AMG Managers Skyline Special Equities Fund

	June 30, 2020	December 31, 2019

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$599,249	$1,391,142

Net realized gain on investments	9,302,267	74,784,563

Net change in unrealized appreciation/depreciation on investments	(126,845,200)	94,756,214

Net increase (decrease) in net assets resulting from operations	(116,943,684)	170,931,919
Distributions to Shareholders:

Class N	—	(24,262,547)

Class I	—	(8,703,483)

Class Z	—	(789,359)

Total distributions to shareholders	—	(33,755,389)
Capital Share Transactions:

Net decrease from capital share transactions	(55,193,403)	(392,753,505)

Total decrease in net assets	(172,137,087)	(255,576,975)
Net Assets:

Beginning of period	493,687,929	749,264,904

End of period	$321,550,842	$493,687,929

The accompanying notes are an integral part of these financial statements.

10

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020
Class N	(unaudited)	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Period	$37.16	$30.93	$43.98	$43.30	$35.71	$39.88
Income (loss) from Investment Operations:

Net investment income (loss)[3,4]	0.04	0.07	(0.01)	(0.08)	(0.01)	(0.03)[5]

Net realized and unrealized gain (loss) on investments	(8.64)	8.79	(8.40)	3.73	7.61	(2.36)

Total income (loss) from investment operations	(8.60)	8.86	(8.41)	3.65	7.60	(2.39)
Less Distributions to Shareholders from:

Net investment income	—	(0.09)	—	—	—	(0.00)[6]

Net realized gain on investments	—	(2.54)	(4.64)	(2.97)	(0.01)	(1.78)

Total distributions to shareholders	—	(2.63)	(4.64)	(2.97)	(0.01)	(1.78)

Net Asset Value, End of Period	$28.56	$37.16	$30.93	$43.98	$43.30	$35.71

Total Return[4]	(23.17)%[7,8]	28.64%[8]	(19.00)%[8]	8.39%[8]	21.31%[8]	(6.02)%

Ratio of net expenses to average net assets	1.17%[9]	1.17%	1.17%	1.25%	1.32%	1.32%

Ratio of gross expenses to average net assets[10]	1.23%[9]	1.20%	1.18%	1.27%	1.42%	1.45%

Ratio of net investment income (loss) to average net assets[4]	0.28%[9]	0.19%	(0.03)%	(0.18)%	(0.03)%	(0.08)%

Portfolio turnover	8%[7]	20%	24%	33%	34%	31%

Net assets end of period (000’s) omitted	$230,841	$359,550	$425,540	$923,139	$1,502,587	$1,317,946

11

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal period

				For the fiscal
	For the six			period ended
	months ended	For the fiscal years ended December 31,		December 31,
	June 30, 2020
Class I	(unaudited)	2019	2018	2017[11]

Net Asset Value, Beginning of Period	$37.23	$31.05	$44.06	$43.64

Income (loss) from Investment Operations:

Net investment income[3,4]	0.07	0.13	0.06	0.02

Net realized and unrealized gain (loss) on investments	(8.66)	8.83	(8.43)	3.37

Total income (loss) from investment operations	(8.59)	8.96	(8.37)	3.39

Less Distributions to Shareholders from:

Net investment income	—	(0.24)	—	—

Net realized gain on investments	—	(2.54)	(4.64)	(2.97)

Total distributions to shareholders	—	(2.78)	(4.64)	(2.97)

Net Asset Value, End of Period	$28.64	$37.23	$31.05	$44.06

Total Return[4,8]	(23.10)%[7]	28.86%	(18.88)%	7.73%[7]

Ratio of net expenses to average net assets	0.99%[9]	1.01%	1.01%	1.13%[9]

Ratio of gross expenses to average net assets[10]	1.05%[9]	1.04%	1.02%	1.15%[9]

Ratio of net investment income to average net assets[4]	0.46%[9]	0.35%	0.13%	0.06%[9]

Portfolio turnover	8%[7]	20%	24%	33%

Net assets end of period (000’s) omitted	$82,118	$122,323	$306,757	$362,723

12

AMG Managers Skyline Special Equities Fund Financial Highlights For a share outstanding throughout each fiscal period

				For the fiscal
	For the six			period ended
	months ended	For the fiscal years ended December 31,		December 31,
	June 30, 2020
Class Z	(unaudited)	2019	2018	2017[11]

Net Asset Value, Beginning of Period	$37.16	$31.10	$44.08	$43.64

Income (loss) from Investment Operations:

Net investment income[3,4]	0.08	0.16	0.10	0.08

Net realized and unrealized gain (loss) on investments	(8.64)	8.84	(8.44)	3.33

Total income (loss) from investment operations	(8.56)	9.00	(8.34)	3.41

Less Distributions to Shareholders from:

Net investment income	—	(0.40)	—	—

Net realized gain on investments	—	(2.54)	(4.64)	(2.97)

Total distributions to shareholders	—	(2.94)	(4.64)	(2.97)

Net Asset Value, End of Period	$28.60	$37.16	$31.10	$44.08

Total Return[4,8]	(23.06)%[7]	28.94%	(18.80)%	7.78%[7]

Ratio of net expenses to average net assets	0.92%[9]	0.92%	0.92%	0.98%[9]

Ratio of gross expenses to average net assets[10]	0.98%[9]	0.95%	0.93%	1.00%[9]

Ratio of net investment income to average net assets[4]	0.53%[9]	0.44%	0.22%	0.21%[9]

Portfolio turnover	8%[7]	20%	24%	33%

Net assets end of period (000’s) omitted	$8,592	$11,815	$16,969	$9,929

[1]	Effective February 27, 2017, Class S was renamed Class N.
[2]	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04).
[6]	Less than $(0.005) per share.
[7]	Not annualized.
[8]	The total return is calculated using the published Net Asset Value as of period end.
[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Commencement of operations was on February 27, 2017.

13

Notes to Financial Statements (unaudited) June 30, 2020

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers Skyline Special Equities Fund (the “Fund”).

The Fund offers Class N, Class I, and Class Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Fund and thus Fund performance.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

14

Notes to Financial Statements (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S.GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to tax equalization utilized. Temporary differences are primarily due to wash sale loss deferrals.

At June 30, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Appreciation

$316,045,126	$59,642,731	$(49,705,317)	$9,937,414

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Prior to March 1, 2019, the Fund deducted a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurred within 30 days of the purchase of those shares. For the fiscal year ended December 31, 2019, the Fund received redemption fees amounting to $838. These amounts are netted against the cost of shares repurchased.

15

Notes to Financial Statements (continued)

For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019, the capital stock transactions by class for the Fund were as follows:

	June 30, 2020		December 31, 2019
	Shares	Amount	Shares	Amount

Class N:
Proceeds from sale of shares	488,277	$13,686,410	1,057,605	$37,582,901

Reinvestment of distributions	—	—	651,093	24,090,437

Cost of shares repurchased	(2,080,436)	(56,634,007)	(5,790,451)	(205,246,902)

Net decrease	(1,592,159)	$(42,947,597)	(4,081,753)	$(143,573,564)

Class I:
Proceeds from sale of shares	293,735	$8,477,844	2,028,039	$69,243,080

Reinvestment of distributions	—	—	230,009	8,526,416

Cost of shares repurchased	(711,778)	(20,235,999)	(8,850,520)	(318,805,182)

Net decrease	(418,043)	$(11,758,155)	(6,592,472)	$(241,035,686)

Class Z:
Proceeds from sale of shares	19,600	$527,447	92,524	$3,363,298

Reinvestment of distributions	—	—	21,334	789,359

Cost of shares repurchased	(37,057)	(1,015,098)	(341,573)	(12,296,912)

Net decrease	(17,457)	$(487,651)	(227,715)	$(8,144,255)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At June 30, 2020, the market value of Repurchase Agreements outstanding was $4,670,843.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval)

and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Skyline Asset Management, L.P., who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the six months ended June 30, 2020, the Fund paid an investment management fee at the annual rate of 0.73% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2021, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Fund to the annual rate of 0.92%, of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid,

16

Notes to Financial Statements (continued)

waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

At June 30, 2020, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$128,220

1-2 years	145,265

2-3 years	198,934

Total	$472,419

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For each of the Class N and Class I Shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended June 30, 2020, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred

Class N	0.25%	0.25%

Class I	0.15%	0.07%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively.

The Fund utilized the interfund loan program during the six months ended June 30, 2020:

Average Lent	Number of Days	Interest Earned	Average Interest Rate
$882,472	2	$46	0.958%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended June 30, 2020, were $29,209,050 and $72,437,598, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the six months ended June 30, 2020.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of

17

Notes to Financial Statements (continued)

the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at June 30, 2020, were as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

$14,864,847	$4,670,843	$10,699,778	$15,370,621

The following table summarizes the securities received as collateral for securities lending at June 30, 2020:

Collateral Type	Coupon Range	Maturity Date Range
U.S. Treasury Obligations	0.000%-8.000%	07/09/20-08/15/49

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of June 30, 2020:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Cantor Fitzgerald Securities, Inc.	$1,109,300	—	$1,109,300	$1,109,300	—

Citigroup Global Markets, Inc.	1,109,328	—	1,109,328	1,109,328	—

Mizuho Securities USA, LLC	233,559	—	233,559	233,559	—

MUFG Securities America, Inc.	1,109,328	—	1,109,328	1,109,328	—

RBC Dominion Securities, Inc.	1,109,328	—	1,109,328	1,109,328	—

Total	$4,670,843	—	$4,670,843	$4,670,843	—

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

18

Annual Renewal of Investment Management and Subadvisory Agreements

At a meeting held via telephone and video conference on June 25, 2020[1], the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Managers Skyline Special Equities Fund (the “Fund”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement with the Subadviser for the Fund, as amended at any time prior to the date of the meeting, with the Subadviser for the Fund (the “Subadvisory Agreement”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadviser; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to the Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to the Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for the Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was above, below, below, and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 2000 Value Index. The Trustees took into account management’s discussion of the Fund’s performance, noting that Class N shares of the Fund ranked in the top quintile relative to its Peer Group for the 10-year period. The Trustees also considered the reasons for the Fund’s

19

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

more recent underperformance relative to the Fund Benchmark. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

The Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Fund and its discussions with the Subadviser’s management regarding the factors that contributed to the performance of the Fund.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees concluded that, in light of the high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain a contractual expense limitation for the Fund.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the

Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to the Subadviser, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadviser is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to the Subadviser, including, among others, the indirect benefits that the Subadviser may receive from the Subadviser’s relationship with the Fund, including any so-called “fallout benefits” to the Subadviser, such as reputational value derived from the

Subadviser serving as Subadviser to the Fund, which bears the Subadviser’s name. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Fund by the Subadviser to be a material factor in their deliberations at this time.

The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2020 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.92%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparatively sized funds and select peers. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement and (b) the Investment Manager and the Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

20

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Accordingly, on June 25, 2020, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for the Fund.

[1] The Trustees determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive

order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the June 25, 2020 meeting that would otherwise require in-person votes under the 1940	Act. The Trustees, including a majority of the Trustees who are not “interested persons” of AMG Funds, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

21

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 19, 2020, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

22

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

Skyline Asset Management, L.P.

120 South LaSalle Street, Suite 1320

Chicago, IL 60603

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Christine C. Carsman

Edward J. Kaier

Kurt A. Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria L. Sassine

Thomas R. Schneeweis

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT.

The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG

River Road Small-Mid Cap Value AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	063020 SAR018

SEMI-ANNUAL REPORT

AMG Funds

June 30, 2020

AMG Renaissance Large Cap Growth Fund

Class N: MRLTX	Class I: MRLSX	Class Z: MRLIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.548.4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.

amgfunds.com	063020	SAR024

AMG Funds Semi-Annual Report — June 30, 2020 (unaudited)

TABLE OF CONTENTS	PAGE

ABOUT YOUR FUND’S EXPENSES	2

FUND PERFORMANCE	3

FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	7

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	9

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	10

Detail of changes in assets for the past two fiscal periods

Financial Highlights	11

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	14

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	19

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	21

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2020	Expense Ratio for the Period	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*

AMG Renaissance Large Cap Growth Fund

Based on Actual Fund Return

Class N	1.00%	$1,000	$1,015	$5.01

Class I	0.75%	$1,000	$1,017	$3.76

Class Z	0.66%	$1,000	$1,017	$3.31

Based on Hypothetical 5% Annual Return

Class N	1.00%	$1,000	$1,020	$5.02

Class I	0.75%	$1,000	$1,021	$3.77

Class Z	0.66%	$1,000	$1,022	$3.32

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

2

Fund Performance (unaudited) Periods ended June 30, 2020

The table below shows the average annual total returns for the periods indicated for the Fund, as well as the Fund’s relative index for the same time periods ended June 30, 2020.
Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years

AMG Renaissance Large Cap Growth Fund[2,3,4,5,6]

Class N	1.54%	12.72%	10.48%	14.17%

Class I	1.68%	13.01%	10.78%	14.52%

Class Z	1.70%	13.15%	10.92%	14.69%

Russell 1000® Growth Index[7]	9.81%	23.28%	15.89%	17.23%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

* Not annualized.

[1] Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Funds are net of expenses and based on the published NAV as of June 30, 2020. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5] The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[6] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7] The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC Insured, nor bank guaranteed. May lose value.

3

AMG Renaissance Large Cap Growth Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	%of Net Assets

Information Technology	42.2

Health Care	15.1

Industrials	11.4

Communication Services	10.1

Consumer Discretionary	9.1

Financials	4.8

Consumer Staples	3.4

Materials	1.7

Real Estate	1.4

Short-Term Investments	1.0

Other Assets Less Liabilities	(0.2)

TOP TEN HOLDINGS

Security Name	%of Net Assets

Apple, Inc.	3.6

Microsoft Corp.	3.1

NVIDIA Corp.	2.4

Amazon.com, Inc.	2.3

Facebook, Inc., Class A	2.3

Alphabet, Inc., Class A	2.3

IAC/InteractiveCorp.	2.1

Horizon Therapeutics PLC	2.0

PayPal Holdings, Inc.	1.9

Cadence Design Systems, Inc.	1.9

Top Ten as a Group	23.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

4

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 99.2%

Communication Services - 10.1%

Alphabet, Inc., Class A*	1,360	$1,928,548

Comcast Corp., Class A	36,625	1,427,643

Electronic Arts, Inc.*	11,933	1,575,753

Facebook, Inc., Class A*	8,744	1,985,500

IAC/InteractiveCorp.*	5,461	1,766,087

Total Communication Services		8,683,531

Consumer Discretionary - 9.1%

Amazon.com, Inc.*	722	1,991,868

Dollar General Corp.	7,931	1,510,935

The Home Depot, Inc.	6,100	1,528,111

O’Reilly Automotive, Inc.*	3,568	1,504,519

Ross Stores, Inc.	15,172	1,293,261

Total Consumer Discretionary		7,828,694

Consumer Staples - 3.4%

Church & Dwight Co., Inc.	18,540	1,433,142

The Procter & Gamble Co.	12,233	1,462,700

Total Consumer Staples		2,895,842

Financials - 4.8%

American Express Co.	13,086	1,245,787

The Progressive Corp.	17,009	1,362,591

S&P Global, Inc.	4,664	1,536,695

Total Financials		4,145,073

Health Care - 15.1%

AbbVie, Inc.	15,244	1,496,656

HCA Healthcare, Inc.	13,455	1,305,942

Horizon Therapeutics PLC*	31,054	1,725,981

Johnson & Johnson	9,329	1,311,937

Merck & Co., Inc.	16,027	1,239,368

Thermo Fisher Scientific, Inc.	4,232	1,533,423

UnitedHealth Group, Inc.	4,829	1,424,314

Vertex Pharmaceuticals, Inc.*	5,020	1,457,356

Zoetis, Inc.	10,378	1,422,201

Total Health Care		12,917,178

Industrials - 11.4%

Cintas Corp.	5,427	1,445,536

Illinois Tool Works, Inc.	8,503	1,486,749

L3Harris Technologies, Inc.	7,079	1,201,094

Lockheed Martin Corp.	3,484	1,271,381

Roper Technologies, Inc.	3,831	1,487,424

Union Pacific Corp.	8,412	1,422,217

	Shares	Value

Waste Management, Inc.	13,858	$1,467,701

Total Industrials		9,782,102

Information Technology - 42.2%

Accenture PLC, Class A (Ireland)	7,458	1,601,382

Adobe, Inc.*	3,678	1,601,070

Akamai Technologies, Inc.*	13,033	1,395,704

Amphenol Corp., Class A	14,532	1,392,311

Apple, Inc.	8,404	3,065,779

Booz Allen Hamilton Holding Corp.	18,162	1,412,822

Cadence Design Systems, Inc.*	17,021	1,633,335

CDW Corp.	11,434	1,328,402

Fortinet, Inc.*	9,958	1,366,935

Genpact, Ltd.	39,251	1,433,446

Global Payments, Inc.	8,175	1,386,643

KLA Corp.	8,078	1,571,009

Lam Research Corp.	5,014	1,621,828

Mastercard, Inc., Class A	4,986	1,474,360

Microsoft Corp.	13,003	2,646,241

Motorola Solutions, Inc.	9,974	1,397,657

NVIDIA Corp.	5,382	2,044,676

PayPal Holdings, Inc.*	9,505	1,656,056

salesforce.com, Inc.*	8,229	1,541,539

ServiceNow, Inc.*	3,866	1,565,962

Texas Instruments, Inc.	11,830	1,502,055

Visa, Inc., Class A1	7,752	1,497,454

Total Information Technology		36,136,666

Materials - 1.7%

Martin Marietta Materials, Inc.	6,897	1,424,713

Real Estate - 1.4%

CBRE Group, Inc., Class A*	27,071	1,224,151

Total Common Stocks (Cost $62,915,797)		85,037,950

Short-Term Investments - 1.0%

Other Investment Companies - 1.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[2]	276,257	276,257

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[2]	276,257	276,257

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.15%[2]	284,628	284,628

Total Short-Term Investments (Cost $837,142)		837,142

Total Investments - 100.2% (Cost $63,752,939)		85,875,092

The accompanying notes are an integral part of these financial statements.

5

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments (continued)

Value

Other Assets, less Liabilities - (0.2)%	$(179,366)

Net Assets - 100.0%	$85,695,726

*	Non-income producing security.
[1]

Some of these securities, amounting to $1,482,387 or 1.7% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$85,037,950	—	—	$85,037,950

Short-Term Investments

Other Investment Companies	837,142	—	—	837,142

Total Investments in Securities	$85,875,092	—	—	$85,875,092

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities (unaudited) June 30, 2020

AMG Renaissance Large Cap Growth Fund

Assets:

Investments at value[1] (including securities on loan valued at $1,482,387)	$85,875,092

Dividend and interest receivables	44,085

Securities lending income receivable	122

Receivable for Fund shares sold	17,049

Receivable from affiliate	14,148

Prepaid expenses and other assets	22,145

Total assets	85,972,641

Liabilities:

Payable for Fund shares repurchased	172,016

Accrued expenses:

Investment advisory and management fees	36,525

Administrative fees	10,467

Distribution fees	12,113

Shareholder service fees	4,844

Other	40,950

Total liabilities	276,915

Net Assets	$85,695,726

[1] Investments at cost	$63,752,939

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities (continued)

AMG Renaissance Large Cap Growth Fund

Net Assets Represent:

Paid-in capital	$63,244,622

Total distributable earnings	22,451,104

Net Assets	$85,695,726

Class N:

Net Assets	$59,557,868

Shares outstanding	4,508,971

Net asset value, offering and redemption price per share	$13.21

Class I:

Net Assets	$7,835,581

Shares outstanding	586,458

Net asset value, offering and redemption price per share	$13.36

Class Z:

Net Assets	$18,302,277

Shares outstanding	1,390,822

Net asset value, offering and redemption price per share	$13.16

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations (unaudited) For the six months ended June 30, 2020

AMG Renaissance Large Cap Growth Fund
Investment Income:

Dividend income	$528,379

Interest income	2,927

Securities lending income	853

Total investment income	532,159
Expenses:

Investment advisory and management fees	219,977

Administrative fees	62,966

Distribution fees - Class N	72,644

Shareholder servicing fees - Class N	25,571

Shareholder servicing fees - Class I	3,399

Registration fees	23,880

Professional fees	18,001

Reports to shareholders	13,245

Custodian fees	10,203

Transfer agent fees	8,461

Trustee fees and expenses	4,079

Miscellaneous	2,315

Total expenses before offsets	464,741

Expense reimbursements	(86,077)

Expense reductions	(2,012)

Net expenses	376,652

Net investment income	155,507
Net Realized and Unrealized Gain:

Net realized loss on investments	(1,684,934)

Net change in unrealized appreciation/depreciation on investments	2,232,317

Net realized and unrealized gain	547,383

Net increase in net assets resulting from operations	$702,890

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019

	AMG Renaissance Large Cap Growth Fund

	June 30, 2020	December 31, 2019
Increase in Net Assets Resulting From Operations:

Net investment income	$155,507	$620,460

Net realized gain (loss) on investments	(1,684,934)	8,267,390

Net change in unrealized appreciation/depreciation on investments	2,232,317	22,737,875

Net increase in net assets resulting from operations	702,890	31,625,725
Distributions to Shareholders:

Class N	—	(5,201,740)

Class I	—	(694,954)

Class Z	—	(1,801,441)

Total distributions to shareholders	—	(7,698,135)
Capital Share Transactions:[1]

Net decrease from capital share transactions	(7,689,989)	(36,235,855)

Total decrease in net assets	(6,987,099)	(12,308,265)
Net Assets:

Beginning of period	92,682,825	104,991,090

End of period	$85,695,726	$92,682,825

[1] See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

10

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
Class N	June 30, 2020 (unaudited)	2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$13.01	$10.48	$14.03	$11.86	$11.10	$11.51

Income (loss) from Investment Operations:

Net investment income[2,3]	0.02	0.06	0.06	0.08	0.04	0.01

Net realized and unrealized gain (loss) on investments	0.18	3.61	(1.09)	2.54	0.94	(0.18)

Total income (loss) from investment operations	0.20	3.67	(1.03)	2.62	0.98	(0.17)

Less Distributions to Shareholders from:

Net investment income	—	(0.08)	(0.07)	(0.07)	(0.05)	—

Net realized gain on investments	—	(1.06)	(2.45)	(0.38)	(0.17)	(0.24)

Total distributions to shareholders	—	(1.14)	(2.52)	(0.45)	(0.22)	(0.24)

Net Asset Value, End of Period	$13.21	$13.01	$10.48	$14.03	$11.86	$11.10

Total Return[3,4]	1.54%[5]	35.16%	(7.23)%	22.03%	8.81%	(1.53)%

Ratio of net expenses to average net assets[6]	1.00%[7]	1.00%[8]	1.00%	1.02%	1.15%	1.14%

Ratio of gross expenses to average net assets[9]	1.20%[7]	1.17%	1.12%	1.16%	1.44%	1.58%

Ratio of net investment income to average net assets[3]	0.27%[7]	0.48%	0.45%	0.59%	0.39%	0.09%

Portfolio turnover	22%[5]	40%	38%	33%	37%	48%

Net assets end of period (000’s) omitted	$59,558	$63,900	$54,595	$70,781	$3,069	$2,533

11

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
Class I	June 30, 2020 (unaudited)	2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$13.14	$10.58	$14.17	$11.94	$11.17	$11.59

Income (loss) from Investment Operations:

Net investment income[2,3]	0.03	0.09	0.10	0.11	0.08	0.06

Net realized and unrealized gain (loss) on investments	0.19	3.64	(1.11)	2.58	0.94	(0.20)

Total income (loss) from investment operations	0.22	3.73	(1.01)	2.69	1.02	(0.14)

Less Distributions to Shareholders from:

Net investment income	—	(0.11)	(0.13)	(0.08)	(0.08)	(0.04)

Net realized gain on investments	—	(1.06)	(2.45)	(0.38)	(0.17)	(0.24)

Total distributions to shareholders	—	(1.17)	(2.58)	(0.46)	(0.25)	(0.28)

Net Asset Value, End of Period	$13.36	$13.14	$10.58	$14.17	$11.94	$11.17

Total Return[3,4]	1.68%[5]	35.42%	(7.00)%	22.46%	9.12%	(1.23)%

Ratio of net expenses to average net assets[6]	0.75%[7]	0.75%[8]	0.74%	0.76%	0.81%	0.80%

Ratio of gross expenses to average net assets[9]	0.95%[7]	0.92%	0.86%	0.90%	1.10%	1.23%

Ratio of net investment income to average net assets[3]	0.52%[7]	0.73%	0.71%	0.85%	0.73%	0.52%

Portfolio turnover	22%[5]	40%	38%	33%	37%	48%

Net assets end of period (000’s) omitted	$7,836	$8,410	$11,247	$13,635	$14,173	$17,189

12

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
Class Z	June 30, 2020 (unaudited)	2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$12.94	$10.43	$14.00	$11.81	$11.04	$11.45

Income (loss) from Investment Operations:

Net investment income[2,3]	0.04	0.10	0.11	0.13	0.10	0.09

Net realized and unrealized gain (loss) on investments	0.18	3.60	(1.09)	2.53	0.94	(0.21)

Total income (loss) from investment operations	0.22	3.70	(0.98)	2.66	1.04	(0.12)

Less Distributions to Shareholders from:

Net investment income	—	(0.13)	(0.14)	(0.09)	(0.10)	(0.05)

Net realized gain on investments	—	(1.06)	(2.45)	(0.38)	(0.17)	(0.24)

Total distributions to shareholders	—	(1.19)	(2.59)	(0.47)	(0.27)	(0.29)

Net Asset Value, End of Period	$13.16	$12.94	$10.43	$14.00	$11.81	$11.04

Total Return[3,4]	1.70%[5]	35.58%	(6.88)%	22.50%	9.38%	(1.06)%

Ratio of net expenses to average net assets[6]	0.66%[7]	0.66%[8]	0.66%	0.65%	0.65%	0.64%

Ratio of gross expenses to average net assets[9]	0.86%[7]	0.83%	0.78%	0.79%	0.94%	1.07%

Ratio of net investment income to average net assets[3]	0.61%[7]	0.82%	0.79%	0.96%	0.89%	0.76%

Portfolio turnover	22%[5]	40%	38%	33%	37%	48%

Net assets end of period (000’s) omitted	$18,302	$20,372	$39,149	$100,840	$54,467	$43,966

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]

Includes reduction from broker recapture amounting to less than 0.01% for the six months ended June 30, 2020 and 0.01% for the fiscal years ended December 31, 2019 and 2018, less than 0.01%, 0.01% and 0.02% for the fiscal years ended 2017, 2016 and 2015, respectively.

[7]	Annualized.

[8]	Includes interest expense of 0.01% of average net assets.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

13

Notes to Financial Statements (unaudited) June 30, 2020

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Renaissance Large Cap Growth Fund (the “Fund”).

The Fund offers Class N, Class I, and Class Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Stocks in the information technology sector comprise a significant portion of the Fund’s portfolio at June 30, 2020. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Fund and thus Fund performance.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

14

Notes to Financial Statements (continued)

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the six months ended June 30, 2020, the impact on the expenses and expense ratios was $2,012 or less than 0.01% of average net assets, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are primarily due to wash sale loss deferrals

At June 30, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Appreciation
$63,752,939	$23,717,681	$(1,595,528)	$22,122,153

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

15

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019, the capital stock transactions by class for the Fund were as follows:

	June 30, 2020		December 31, 2019

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	76,489	$943,070	149,532	$1,906,803

Reinvestment of distributions	—	—	356,090	4,572,197

Cost of shares repurchased	(480,281)	(5,835,827)	(801,668)	(10,043,926)

Net decrease	(403,792)	$(4,892,757)	(296,046)	$(3,564,926)

Class I:

Proceeds from sale of shares	35,110	$443,684	118,889	$1,530,013

Reinvestment of distributions	—	—	53,415	692,791

Cost of shares repurchased	(88,694)	(1,063,290)	(595,542)	(7,384,534)

Net decrease	(53,584)	$(619,606)	(423,238)	$(5,161,730)

Class Z:

Proceeds from sale of shares	34,869	$407,309	688,479	$8,668,606

Reinvestment of distributions	—	—	119,232	1,522,591

Cost of shares repurchased	(218,835)	(2,584,935)	(2,986,652)	(37,700,396)

Net decrease	(183,966)	$(2,177,626)	(2,178,941)	$(27,509,199)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At June 30, 2020, the Fund did not hold repurchase agreements or joint repurchase agreements.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by The Renaissance Group LLC (“Renaissance”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the six months ended June 30, 2020, the Fund’s investment management fee was paid at the following annual rates of the Fund’s average daily net assets:

on the first $50 million	0.55%

on the next $25 million	0.50%

on the next $25 million	0.45%

on balance over $100 million	0.40%

16

Notes to Financial Statements (continued)

The Investment Manager has contractually agreed, through at least May 1, 2021, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to the annual rate of 0.66% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

At June 30, 2020, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$142,342

1-2 years	185,037

2-3 years	161,077

Total	$488,456

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

For each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended June 30, 2020, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred

Class N	0.15%	0.09%

Class I	0.15%	0.09%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively. At June 30, 2020, the Fund had no interfund loans outstanding.

The Fund did not utilize the interfund loan program during the six months ended June 30, 2020.

17

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended June 30, 2020, were $18,701,680 and $25,481,479, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the six months ended June 30, 2020.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at June 30, 2020, were as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

$1,482,387	—	$1,498,133	$1,498,133

The following table summarizes the securities received as collateral for securities lending at June 30, 2020:

Collateral Type	Coupon Range	Maturity Date Range

U.S. Treasury Obligations	0.125%-6.250%	11/30/20-02/15/49

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For repurchase agreements, see Note 1.h. and for securities lending transactions, see Note 4.

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

18

Annual Renewal of Investment Management and Subadvisory Agreements

At a meeting held via telephone and video conference on June 25, 2020[1], the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Renaissance Large Cap Growth Fund (the “Fund”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for the Fund (the “Subadvisory Agreement”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index for the Fund (the “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the

Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual at the Subadviser with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Fund and its discussions with the Subadviser’s management regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell

1000 Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to its Fund Benchmark and Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Fund, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Fund. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees

19

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to the Fund and the resulting profitability from the relationship. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2020 were lower and higher, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.66%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparatively sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 25, 2020, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund.

[1] The Trustees determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the June 25, 2020 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Trustees who are not “interested persons” of AMG Funds, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

20

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 19, 2020, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

21

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

The Renaissance Group LLC

625 Eden Park Drive, Suite 1200

Cincinnati, OH 45202

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Christine C. Carsman

Edward J. Kaier

Kurt A. Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria L. Sassine

Thomas R. Schneeweis

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

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Friess Associates, LLC

AMG Managers Cadence Emerging Companies

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Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

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AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

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Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

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AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	063020 SAR024

SEMI-ANNUAL REPORT

AMG Funds

June 30, 2020

AMG TimesSquare Small Cap Growth Fund
Class N: TSCPX	Class I: TSQIX	Class Z: TSCIX

AMG TimesSquare Mid Cap Growth Fund
Class N: TMDPX	Class I: TQMIX	Class Z: TMDIX

AMG TimesSquare International Small Cap Fund
Class N: TCMPX	Class I: TQTIX	Class Z: TCMIX

AMG TimesSquare Emerging Markets Small Cap Fund
Class N: TQENX	Class I: TQEIX	Class Z: TQEZX

AMG TimesSquare Global Small Cap Fund
Class N: TSYNX	Class I: TSYIX	Class Z: TSYZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	063020	SAR012

AMG Funds Semi-Annual Report — June 30, 2020 (unaudited)

TABLE OF CONTENTS	PAGE

ABOUT YOUR FUND’S EXPENSES	2

FUND PERFORMANCE	4

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG TimesSquare Small Cap Growth Fund	6

AMG TimesSquare Mid Cap Growth Fund	11

AMG TimesSquare International Small Cap Fund	15

AMG TimesSquare Emerging Markets Small Cap Fund	19

AMG TimesSquare Global Small Cap Fund	23

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	27
Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	29
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	30
Detail of changes in assets for the past two fiscal periods

Financial Highlights	32
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	47
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	56

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	60

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2020	Expense Ratio for the Period	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*
AMG TimesSquare Small Cap Growth Fund
Based on Actual Fund Return

Class N	1.19%	$1,000	$1,008	$5.94

Class I	1.07%	$1,000	$1,008	$5.34

Class Z	0.99%	$1,000	$1,009	$4.94
Based on Hypothetical 5% Annual Return

Class N	1.19%	$1,000	$1,019	$5.97

Class I	1.07%	$1,000	$1,020	$5.37

Class Z	0.99%	$1,000	$1,020	$4.97

AMG TimesSquare Mid Cap Growth Fund
Based on Actual Fund Return

Class N	1.19%	$1,000	$1,033	$6.02

Class I	1.07%	$1,000	$1,034	$5.41

Class Z	0.99%	$1,000	$1,035	$5.01
Based on Hypothetical 5% Annual Return

Class N	1.19%	$1,000	$1,019	$5.97

Class I	1.07%	$1,000	$1,020	$5.37

Class Z	0.99%	$1,000	$1,020	$4.97

Six Months Ended June 30, 2020	Expense Ratio for the Period	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*
AMG TimesSquare International Small Cap Fund
Based on Actual Fund Return

Class N	1.24%	$1,000	$882	$5.80

Class I	1.07%	$1,000	$883	$5.01

Class Z	0.99%	$1,000	$884	$4.64
Based on Hypothetical 5% Annual Return

Class N	1.24%	$1,000	$1,019	$6.22

Class I	1.07%	$1,000	$1,020	$5.37

Class Z	0.99%	$1,000	$1,020	$4.97

AMG TimesSquare Emerging Markets Small Cap Fund
Based on Actual Fund Return

Class N	1.65%	$1,000	$950	$8.00

Class I	1.25%	$1,000	$953	$6.07

Class Z	1.25%	$1,000	$952	$6.07
Based on Hypothetical 5% Annual Return

Class N	1.65%	$1,000	$1,017	$8.27

Class I	1.25%	$1,000	$1,019	$6.27

Class Z	1.25%	$1,000	$1,019	$6.27

2

About Your Fund’s Expenses (continued)

Six Months Ended June 30, 2020	Expense Ratio for the Period	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*
AMG TimesSquare Global Small Cap Fund
Based on Actual Fund Return

Class N	1.25%	$1,000	$886	$5.86

Class I	1.00%	$1,000	$887	$4.69

Class Z	1.00%	$1,000	$886	$4.69
Based on Hypothetical 5% Annual Return

Class N	1.25%	$1,000	$1,019	$6.27

Class I	1.00%	$1,000	$1,020	$5.02

Class Z	1.00%	$1,000	$1,020	$5.02

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

3

Fund Performance (unaudited) Periods ended June 30, 2020

The table below shows the average annual total returns for the periods indicated for each Fund, as well as each Fund’s relative index for the same time periods ended June 30, 2020.

Average Annual Total Returns[1]	Six Months*		One Year		Five Years	Ten Years	Since Inception		Inception Date
AMG TimesSquare Small Cap Growth Fund[2,3,4,5,6]

Class N	0.79%		2.67%		8.35%	13.45%	8.91%		01/21/00

Class I	0.83%		2.83%		—	—	11.44%		02/24/17

Class Z	0.89%		2.90%		8.56%	13.64%	9.07%		01/21/00

Russell 2000® Growth Index[12]	(3.06%	)	3.48%		6.86%	12.92%	4.88%		01/21/00	†
AMG TimesSquare Mid Cap Growth Fund[2,4,5,6,7]

Class N	3.34%		12.24%		11.07%	13.74%	10.35%		03/04/05

Class I	3.43%		12.38%		—	—	14.31%		02/24/17

Class Z	3.48%		12.47%		11.30%	13.96%	10.56%		03/04/05

Russell Midcap® Growth Index[13]	4.16%		11.91%		11.60%	15.09%	10.13%		03/04/05	†
AMG TimesSquare International Small Cap Fund[2,3,4,5,6,8,9,10,11]

Class N	(11.82%	)	(3.06%	)	4.06%	—	7.34%		01/02/13

Class I	(11.75%	)	(2.92%	)	—	—	3.77%		02/24/17

Class Z	(11.62%	)	(2.77%	)	4.32%	—	7.58%		01/02/13

MSCI EAFE Small Cap Index[14]	(13.11%	)	(3.52%	)	3.81%	—	6.53%		01/02/13	†
AMG TimesSquare Emerging Markets Small Cap Fund[2,3,4,5,6,8,9,10,11]

Class N	(4.99%	)	1.29%		—	—	2.91%		02/24/17

Class I	(4.71%	)	1.80%		—	—	5.78%		12/14/16

Class Z	(4.80%	)	1.71%		—	—	5.76%		12/14/16

MSCI Emerging Markets Small Cap Index[15]	(12.74%	)	(8.82%	)	—	—	1.49%		12/14/16	†
AMG TimesSquare Global Small Cap Fund[2,3,4,5,6,8,9,10,11]

Class N	(11.44%	)	(1.25%	)	—	—	(1.51%	)	05/30/18

Class I	(11.34%	)	(1.05%	)	—	—	(1.27%	)	05/30/18

Class Z	(11.42%	)	(1.05%	)	—	—	(1.27%	)	05/30/18

MSCI World Small Cap Index[16]	(12.87%	)	(5.18%	)	—	—	(4.06%	)	05/30/18	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Funds and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	The date reflects the inception date of the Fund, not the index.

*	Not annualized.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Funds are net of expenses and based on the published NAV as of June 30, 2020. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4] The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[6] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[8] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[9] The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[10] The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[11] The Fund may invest in derivatives such as options

4

Fund Performance Periods ended June 30, 2020 (continued)

and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[12] The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

[13]  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment and does not incur expenses.

[14] The MSCI EAFE Small Cap Index covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices of developed markets, excluding the U.S. and Canada. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, the MSCI EAFE Small Cap Index is unmanaged, is not available for investment and does not incur expenses.

15  MSCI Emerging Markets Small Cap Index includes small cap representation across 24 Emerging Markets countries. The small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, the MSCI Emerging Markets Small Cap Index is unmanaged, is not available for investment and does not incur expenses.

[16] The MSCI World Small Cap Index captures small cap representation across 23 Developed Markets countries. With over 4,000 constituents, the Index covers approximately 14% of the free float-adjusted market capitalization in each country. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, the MSCI World Small Cap Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG TimesSquare Small Cap Growth Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	30.5

Health Care	23.3

Industrials	15.5

Consumer Discretionary	14.3

Financials	5.7

Communication Services	3.8

Consumer Staples	2.9

Real Estate	2.6

Materials	1.2

Short-Term Investments[1]	5.5

Other Assets Less Liabilities[2]	(5.3)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Curiosity Stream, Inc., Series A, Convertible	2.5

Bill.com Holdings, Inc.	2.1

Q2 Holdings, Inc.	2.0

Acceleron Pharma, Inc.	1.7

Addus HomeCare Corp.	1.7

WNS Holdings, Ltd., ADR (India)	1.6

Rexnord Corp.	1.6

LHC Group, Inc.	1.6

National Vision Holdings, Inc.	1.5

Littlefuse, Inc.	1.5

Top Ten as a Group	17.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 95.9%

Communication Services - 3.8%

Bandwidth, Inc., Class A*,1	34,400	$4,368,800

Cogent Communications Holdings, Inc.	45,200	3,496,672

Shenandoah Telecommunications Co.	95,000	4,682,550

Vonage Holdings Corp.*	376,200	3,784,572

Total Communication Services		16,332,594

Consumer Discretionary - 10.4%

1-800-Flowers.com, Inc., Class A*	109,200	2,186,184

Callaway Golf Co.[1]	212,849	3,726,986

Floor & Decor Holdings, Inc., Class A*	41,500	2,392,475

Hilton Grand Vacations, Inc.*	141,648	2,769,219

Malibu Boats, Inc., Class A*	52,000	2,701,400

Monro, Inc.[1]	75,377	4,141,212

National Vision Holdings, Inc.*	210,000	6,409,200

Ollie’s Bargain Outlet Holdings, Inc.*,1	41,500	4,052,475

OneSpaWorld Holdings, Ltd. (Bahamas)[1]	280,000	1,335,600

Planet Fitness, Inc., Class A*,1	65,000	3,937,050

Strategic Education, Inc.	35,700	5,485,305

Wingstop, Inc.	4,700	653,159

YETI Holdings, Inc.*,1	108,000	4,614,840

Total Consumer Discretionary		44,405,105

Consumer Staples - 2.9%

BJ’s Wholesale Club Holdings, Inc.*	170,000	6,335,900

The Boston Beer Co., Inc., Class A*,1	3,700	1,985,605

The Simply Good Foods Co.*	214,700	3,989,126

Total Consumer Staples		12,310,631

Financials - 5.7%

Evercore, Inc., Class A	57,996	3,417,124

Focus Financial Partners, Inc., Class A*	145,000	4,792,250

Hamilton Lane, Inc., Class A	66,800	4,500,316

Houlihan Lokey, Inc.	72,000	4,006,080

LendingTree, Inc.*,1	13,400	3,879,702

Selective Insurance Group, Inc.	71,409	3,766,111

Total Financials		24,361,583

Health Care - 23.3%

Acceleron Pharma, Inc.*,1	75,000	7,145,250

Adaptive Biotechnologies Corp.*,1	109,000	5,273,420

Addus HomeCare Corp.*	76,000	7,034,560

Arcus Biosciences, Inc.*	107,500	2,659,550

AtriCure, Inc.*	87,088	3,914,606

Blueprint Medicines Corp.*	63,650	4,964,700

Bridgebio Pharma, Inc.*,1	85,248	2,779,937

	Shares	Value

CRISPR Therapeutics AG (Switzerland)*	40,500	$2,976,345

CryoPort, Inc.*,1	90,000	2,722,500

Deciphera Pharmaceuticals, Inc.*	41,527	2,479,993

Global Blood Therapeutics, Inc.*,1	53,064	3,349,930

HealthEquity, Inc.*	66,000	3,872,220

HMS Holdings Corp.*	85,516	2,769,863

Inspire Medical Systems, Inc.*	50,000	4,351,000

iRhythm Technologies, Inc.*,1	49,000	5,678,610

Legend Biotech Corp., ADR *	13,600	578,816

LHC Group, Inc.*	38,000	6,624,160

MorphoSys AG, ADR (Germany)*,1	104,072	3,295,960

NanoString Technologies, Inc.*,1	81,005	2,377,497

Phreesia, Inc.*	189,900	5,370,372

PTC Therapeutics, Inc.*	61,605	3,125,838

Quotient, Ltd. (United Kingdom)*,1	323,531	2,394,129

Silk Road Medical, Inc.*	78,351	3,282,123

STAAR Surgical Co.*	70,000	4,307,800

Tandem Diabetes Care, Inc.*	63,000	6,231,960

Total Health Care		99,561,139

Industrials - 15.5%

Albany International Corp., Class A	66,804	3,922,063

ASGN, Inc.*	74,800	4,987,664

Axon Enterprise, Inc.*	42,000	4,121,460

The AZEK Co., Inc.*	101,100	3,221,046

Casella Waste Systems, Inc., Class A*	100,000	5,212,000

CIRCOR International, Inc.*	80,700	2,056,236

Clean Harbors, Inc.*	105,576	6,332,448

EMCOR Group, Inc.	72,500	4,795,150

Exponent, Inc.	60,073	4,861,708

Parsons Corp.*	120,000	4,348,800

Patrick Industries, Inc.	35,000	2,143,750

Proto Labs, Inc.*	15,700	1,765,779

Rexnord Corp.	235,000	6,850,250

Rush Enterprises, Inc., Class A	22,900	949,434

TriNet Group, Inc.*	100,437	6,120,631

WillScot Corp.*,1	356,700	4,383,843

Total Industrials		66,072,262

Information Technology - 30.5%

2U, Inc.*,1	98,000	3,720,080

ACI Worldwide, Inc.*	134,308	3,624,973

Bill.com Holdings, Inc.*	100,000	9,021,000

Bottomline Technologies, Inc.*	85,000	4,315,450

Brooks Automation, Inc.	66,000	2,919,840

The accompanying notes are an integral part of these financial statements.

7

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 30.5% (continued)

Cabot Microelectronics Corp.	28,500	$3,976,890

Envestnet, Inc.*	76,100	5,596,394

EVO Payments, Inc., Class A*	125,546	2,866,215

ExlService Holdings, Inc.*	88,531	5,612,865

I3 Verticals, Inc., Class A*,1	145,072	4,388,428

J2 Global, Inc.*,1	52,331	3,307,843

Littelfuse, Inc.	37,500	6,398,625

Medallia, Inc.*,1	140,463	3,545,286

MKS Instruments, Inc.	36,699	4,155,795

New Relic, Inc.*,1	91,991	6,338,180

NIC, Inc.	261,025	5,993,134

nLight, Inc.*	113,000	2,515,380

Onto Innovation, Inc.*	136,482	4,645,847

Paylocity Holding Corp.*	38,400	5,602,176

Pluralsight, Inc., Class A*,1	171,800	3,100,990

Priority Technology Holdings, Inc.*	444,550	1,151,384

Q2 Holdings, Inc.*,1	100,000	8,579,000

RealPage, Inc.*	57,000	3,705,570

Repay Holdings Corp.*	180,000	4,433,400

Rosetta Stone, Inc.*	140,032	2,360,940

SailPoint Technologies Holdings, Inc.*,1	159,000	4,208,730

Smartsheet, Inc., Class A*,1	70,000	3,564,400

Talend, S.A., ADR *	48,287	1,673,627

Tufin Software Technologies, Ltd. (Israel)*	180,565	1,724,396

WNS Holdings, Ltd., ADR (India)*	125,458	6,897,681

Total Information Technology		129,944,519

Materials - 1.2%

PolyOne Corp.	200,000	5,246,000

Real Estate - 2.6%

Innovative Industrial Properties, Inc., REIT [1]	54,000	4,753,080

Kennedy-Wilson Holdings, Inc.	401,733	6,114,376

Total Real Estate		10,867,456

Total Common Stocks (Cost $320,078,012)		409,101,289

Preferred Stocks - 3.9%

Consumer Discretionary - 3.9%

CuriosityStream, Inc., Series A, Convertible *,2,3	907,700	10,801,630

Wheels Up *,3,4	2,243,589	5,676,280

Total Preferred Stocks (Cost $16,076,998)		16,477,910

	Shares	Value

Warrants - 0.0%#
Financials - 0.0%#

South Mountain Merger Corp. (exercise price $11.50), 06/20/24* (Cost $135,387)	158,696	$177,740

	Principal Amount

Short-Term Investments - 5.5%

Joint Repurchase Agreements - 5.4%[5]

Cantor Fitzgerald Securities, Inc., dated 06/30/20, due 07/01/20, 0.100% total to be received $5,104,822 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 08/01/20 - 02/20/70, totaling $5,206,904)	$5,104,808	5,104,808

Citadel Securities LLC, dated 06/30/20, due 07/01/20, 0.150% total to be received $2,598,742 (collateralized by various U.S. Treasuries, 0.000% - 7.625%, 07/31/20 - 11/15/49, totaling $2,650,717)	2,598,731	2,598,731

Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $5,486,750 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.500% - 7.500%, 07/31/21 - 05/20/70, totaling $5,596,471)	5,486,736	5,486,736

Industrial and Commercial Bank of China Financial Services LLC, dated 06/30/20, due 07/01/20, 0.110% total to be received $1,311,614 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 07/15/20 - 06/01/50, totaling $1,337,842)	1,311,610	1,311,610

RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $3,152,843 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 07/31/20 - 07/01/50, totaling $3,215,892)	3,152,835	3,152,835

State of Wisconsin Investment Board, dated 06/30/20, due 07/01/20, 0.240% total to be received $5,447,283 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 01/15/22 - 02/15/47, totaling $5,568,819)	5,447,247	5,447,247

Total Joint Repurchase Agreements		23,101,967

The accompanying notes are an integral part of these financial statements.

8

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Other Investment Companies - 0.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[6]	108,559	$108,559

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[6]	108,559	108,559

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.15%[6]	111,848	111,848

Total Other Investment Companies		328,966

Total Short-Term Investments (Cost $23,430,933)		23,430,933

Value

Total Investments - 105.3% (Cost $359,721,330)	$449,187,872

Other Assets, less Liabilities - (5.3)%	(22,676,867)

Net Assets - 100.0%	$426,511,005

*	Non-income producing security.
#	Less than 0.05%.
[1]

Some of these securities, amounting to $80,051,623 or 18.8% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $10,801,630 or 2.5% of net assets.

[3]	Security’s value was determined by using significant unobservable inputs.
[4]

This security is restricted and not available for re-sale. The security was purchased on September 28, 2017 for $6,999,997 and represents 1.3% of net assets. There were no purchases or sales during the six months ended June 30, 2020.

[5]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[6]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$409,101,289	—	—	$409,101,289

Preferred Stocks††	—	—	$16,477,910	16,477,910

Warrants†††	177,740	—	—	177,740

Short-Term Investments

Joint Repurchase Agreements	—	$23,101,967	—	23,101,967

Other Investment Companies	328,966	—	—	328,966

Total Investments in Securities	$409,607,995	$23,101,967	$16,477,910	$449,187,872

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

††

All preferred stocks held in the Fund are Level 3 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

†††	All warrants held in the Fund are Level 1 securities. For a detailed breakout of warrants by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

9

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at June 30, 2020:

Preferred Stock

Balance as of December 31, 2019	$18,700,090

Realized gain (loss)	—

Change in unrealized appreciation/depreciation	(2,222,180)

Purchases	—

Sales	—

Balance as of June 30, 2020	$16,477,910

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2020	$(2,222,180)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of June 30, 2020. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of June 30, 2020	Valuation Technique(s)	Unobservable Inputs(s)	Range	Median	Impact to Valuation from an Increase in Input(a)

Preferred Stock	$10,801,630	Market Approach/	EV/Sale Multiple	1.41X-11.24X	5.33X	Increase

		Comparable Companies	Discount Rate	15%	N/A	Decrease

Preferred Stock	5,676,280	Market Approach/	Growth Rate	3%	N/A	Increase

		Discounted Cash Flow	Discount Rate	20%	N/A	Decrease

Total	$16,477,910

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these financial statements.

10

AMG TimesSquare Mid Cap Growth Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	33.7

Health Care	16.2

Industrials	14.1

Financials	10.2

Consumer Discretionary	9.9

Communication Services	5.5

Real Estate	3.7

Materials	3.5

Consumer Staples	1.4

Short-Term Investments	3.0

Other Assets Less Liabilities	(1.2)

TOP TEN HOLDINGS

Security Name	% of Net Assets

RenaissanceRe Holdings, Ltd. (Bermuda)	3.5

The Progressive Corp.	3.0

SBA Communications Corp.	2.9

Global Payments, Inc.	2.7

Twilio, Inc., Class A	2.3

CoStar Group, Inc.	2.0

Waste Connections, Inc.	2.0

Lam Research Corp.	2.0

Centene Corp.	2.0

Zynga, Inc., Class A	1.9

Top Ten as a Group	24.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

11

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 98.2%

Communication Services - 5.5%

Altice USA, Inc., Class A*	1,126,600	$25,393,564

IAC/InteractiveCorp.*	74,300	24,028,620

Pinterest, Inc., Class A*,1	725,600	16,086,552

Zynga, Inc., Class A*	3,629,500	34,625,430

Total Communication Services		100,134,166

Consumer Discretionary - 9.9%

Aptiv PLC (Ireland)[1]	236,800	18,451,456

Brunswick Corp.	334,400	21,404,944

Burlington Stores, Inc.*	127,500	25,108,575

Domino’s Pizza, Inc.	75,500	27,892,720

Lululemon Athletica, Inc. (Canada)*	63,400	19,781,434

O’Reilly Automotive, Inc.*	74,200	31,287,914

Pool Corp.	49,800	13,539,126

Tractor Supply Co.	172,100	22,681,059

Total Consumer Discretionary		180,147,228

Consumer Staples - 1.4%

Lamb Weston Holdings, Inc.	400,900	25,629,537

Financials - 10.2%

Apollo Global Management, Inc.[1]	517,000	25,808,640

Discover Financial Services	317,400	15,898,566

The Progressive Corp.	674,400	54,026,184

RenaissanceRe Holdings, Ltd. (Bermuda)	366,600	62,699,598

SVB Financial Group*	53,100	11,444,643

Willis Towers Watson PLC (United Kingdom)	82,800	16,307,460

Total Financials		186,185,091

Health Care - 16.2%

AmerisourceBergen Corp.	269,800	27,187,746

Ascendis Pharma A/S, ADR (Denmark)*	88,600	13,103,940

Bluebird Bio, Inc.*	260,600	15,907,024

Catalent, Inc.*	312,100	22,876,930

Centene Corp.*	580,000	36,859,000

Charles River Laboratories International, Inc.*	165,800	28,907,230

Chemed Corp.	51,100	23,049,677

Encompass Health Corp.	296,900	18,387,017

Global Blood Therapeutics, Inc.*,1	191,300	12,076,769

Immunomedics, Inc.*,1	492,300	17,447,112

PRA Health Sciences, Inc.*	138,400	13,464,936

Reata Pharmaceuticals, Inc., Class A*,1	136,600	21,312,332

Royalty Pharma PLC, Class A*	287,900	13,977,545

Seattle Genetics, Inc.*	101,800	17,297,856

	Shares	Value

STERIS PLC	83,500	$12,812,240

Total Health Care		294,667,354

Industrials - 14.1%

AMETEK, Inc.	231,200	20,662,344

BWX Technologies, Inc.	255,700	14,482,848

Cintas Corp.	64,800	17,260,128

Copart, Inc.*	225,850	18,806,530

CoStar Group, Inc.*	52,300	37,168,041

IHS Markit, Ltd. (United Kingdom)	212,600	16,051,300

L3Harris Technologies, Inc.	144,200	24,466,414

Nordson Corp.	69,700	13,222,787

Ryanair Holdings PLC, Sponsored ADR (Ireland)*	71,000	4,710,140

TransUnion	324,200	28,218,368

Verisk Analytics, Inc.	142,900	24,321,580

Waste Connections, Inc.	394,400	36,990,776

Total Industrials		256,361,256

Information Technology - 33.7%

Amphenol Corp., Class A	178,200	17,073,342

Atlassian Corp. PLC, Class A (Australia)*	128,700	23,200,749

Avalara, Inc.*	197,500	26,285,275

Booz Allen Hamilton Holding Corp.	438,400	34,103,136

Coupa Software, Inc.*,1	75,100	20,805,704

Crowdstrike Holdings, Inc., Class A*,1	320,200	32,112,858

CyberArk Software, Ltd. (Israel)*	160,600	15,942,762

Elastic, N.V.*	244,200	22,517,682

Entegris, Inc.[1]	393,200	23,218,460

FleetCor Technologies, Inc.*	85,200	21,430,356

Gartner, Inc.*	212,600	25,794,758

Genpact, Ltd.	433,125	15,817,725

Global Payments, Inc.	286,400	48,579,168

Keysight Technologies, Inc.*	228,500	23,028,230

Lam Research Corp.	114,300	36,971,478

Marvell Technology Group, Ltd.	709,300	24,868,058

Microchip Technology, Inc.	217,900	22,947,049

Monolithic Power Systems, Inc.	69,100	16,376,700

New Relic, Inc.*,1	260,300	17,934,670

Nice, Ltd., Sponsored ADR (Israel)*,1	83,000	15,706,920

SS&C Technologies Holdings, Inc.	455,800	25,743,584

Synopsys, Inc.*	127,600	24,882,000

Twilio, Inc., Class A*	190,800	41,865,336

Tyler Technologies, Inc.*	33,800	11,724,544

Zendesk, Inc.*	285,700	25,293,021

Total Information Technology		614,223,565

The accompanying notes are an integral part of these financial statements.

12

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 3.5%

FMC Corp.	196,400	$19,565,368

Martin Marietta Materials, Inc.[1]	114,700	23,693,579

RPM International, Inc.	281,200	21,106,872

Total Materials		64,365,819

Real Estate - 3.7%

CBRE Group, Inc., Class A*	306,500	13,859,930

SBA Communications Corp., REIT	176,200	52,493,504

Total Real Estate		66,353,434

Total Common Stocks (Cost $1,167,368,090)		1,788,067,450

	Principal Amount
Short-Term Investments - 3.0%

Joint Repurchase Agreements - 0.9%[2]

Cantor Fitzgerald Securities, Inc., dated 06/30/20, due 07/01/20, 0.100% total to be received $3,785,030 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 08/01/20 - 02/20/70, totaling $3,860,719)	$3,785,019	3,785,019

Citadel Securities LLC, dated 06/30/20, due 07/01/20, 0.150% total to be received $2,161,411 (collateralized by various U.S. Treasuries, 0.000% - 7.625%, 07/31/20 - 11/15/49, totaling $2,204,639)	2,161,402	2,161,402

Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $4,068,139 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.500% - 7.500%, 07/31/21 - 05/20/70, totaling $4,149,492)	4,068,129	4,068,129

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $3,076,381 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 07/31/20 - 07/01/50, totaling $3,137,900)	$3,076,373	$3,076,373

State of Wisconsin Investment Board, dated 06/30/20, due 07/01/20, 0.240% total to be received $4,038,010 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 01/15/22 - 02/15/47, totaling $4,128,103)	4,037,983	4,037,983

Total Joint Repurchase Agreements		17,128,906

	Shares

Other Investment Companies - 2.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[3]	12,357,794	12,357,794

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[3]	12,357,794	12,357,794

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.15%[3]	12,732,272	12,732,272

Total Other Investment Companies		37,447,860

Total Short-Term Investments (Cost $54,576,766)		54,576,766

Total Investments - 101.2% (Cost $1,221,944,856)		1,842,644,216

Other Assets, less Liabilities - (1.2)%		(21,995,919)

Net Assets - 100.0%		$1,820,648,297

*	Non-income producing security.
[1]

Some of these securities, amounting to $129,715,215 or 7.1% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

13

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$1,788,067,450	—	—	$1,788,067,450

Short-Term Investments

Joint Repurchase Agreements	—	$17,128,906	—	17,128,906

Other Investment Companies	37,447,860	—	—	37,447,860

Total Investments in Securities	$1,825,515,310	$17,128,906	—	$1,842,644,216

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

14

AMG TimesSquare International Small Cap Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	19.9

Industrials	19.1

Financials	17.2

Health Care	11.8

Communication Services	8.7

Consumer Discretionary	7.7

Consumer Staples	6.8

Real Estate	3.1

Utilities	2.1

Materials	0.6

Energy	0.5

Short-Term Investments	6.6

Other Assets Less Liabilities	(4.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets
FinecoBank Banca Fineco S.P.A. (Italy)	3.9

Topdanmark A/S (Denmark)	3.6

Kobe Bussan Co., Ltd. (Japan)	3.4

Orpea (France)	2.8

Nordic Entertainment Group AB, Class B (Sweden)	2.6

Electrocomponents PLC (United Kingdom)	2.6

Sushiro Global Holdings, Ltd. (Japan)	2.3

Zenkoku Hosho Co., Ltd. (Japan)	2.3

Steadfast Group, Ltd. (Australia)	2.2

Sugi Holdings Co., Ltd. (Japan)	2.2

Top Ten as a Group	27.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

15

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 97.5%

Communication Services - 8.7%

Auto Trader Group PLC (United Kingdom)[1]	2,300,040	$14,974,949

HUYA, Inc., ADR (China)*,2	621,803	11,609,062

Kakaku.com, Inc. (Japan)	415,300	10,579,452

Karnov Group AB (Sweden)	1,043,742	6,242,249

Megacable Holdings SAB de CV (Mexico)	1,734,846	5,090,301

Modern Times Group MTG AB, Class B (Sweden)*,2	639,834	6,974,028

Nordic Entertainment Group AB, ClassB(Sweden)*	767,804	23,613,626

Total Communication Services		79,083,667

Consumer Discretionary - 7.7%

ABC-Mart, Inc. (Japan)	220,249	12,920,561

Afya, Ltd., Class A (Brazil)*,2	226,500	5,309,160

CIE Automotive, S.A. (Spain)	464,178	8,171,857

Dalata Hotel Group PLC (Ireland)	2,438,321	7,826,959

momo.com, Inc. (Taiwan)	382,500	9,301,392

Sushiro Global Holdings, Ltd. (Japan)	953,204	21,135,097

Trainline PLC (United Kingdom)*,1	962,025	5,184,736

Total Consumer Discretionary		69,849,762

Consumer Staples - 6.8%

Kobe Bussan Co., Ltd. (Japan)	545,349	30,967,946

Pola Orbis Holdings, Inc. (Japan)	136,500	2,383,093

Sugi Holdings Co., Ltd. (Japan)	288,597	19,570,968

Viscofan, S.A. (Spain)	128,763	8,405,009

Total Consumer Staples		61,327,016

Energy - 0.5%

Gaztransport Et Technigaz, S.A. (France)	59,835	4,591,601

Financials - 17.2%

Aruhi Corp. (Japan)[2]	717,947	10,258,792

Challenger, Ltd. (Australia)	3,717,210	11,511,292

doValue S.P.A. (Italy)*,1,2	352,425	3,179,459

FinecoBank Banca Fineco S.P.A. (Italy)*	2,603,913	35,241,374

St James’s Place PLC (United Kingdom)	1,497,100	17,603,536

Steadfast Group, Ltd. (Australia)	8,582,183	20,108,386

Tamburi Investment Partners S.P.A. (Italy)	692,815	4,529,051

Topdanmark A/S (Denmark)	781,611	32,375,707

Zenkoku Hosho Co., Ltd. (Japan)	555,209	20,974,654

Total Financials		155,782,251

Health Care - 11.8%

Amplifon S.P.A. (Italy)*	657,095	17,554,226

As One Corp. (Japan)	65,500	7,151,701

Ascom Holding AG (Switzerland)*	383,934	3,548,971

	Shares	Value

Mani, Inc. (Japan)	384,533	$10,208,381

MorphoSys AG (Germany)*	125,853	15,956,465

Nippon Shinyaku Co., Ltd. (Japan)	99,000	8,080,639

Odontoprev, S.A. (Brazil)	2,017,700	5,361,388

Orpea (France)	222,879	25,743,153

UDG Healthcare PLC (Ireland)	1,542,540	13,710,265

Total Health Care		107,315,189

Industrials - 19.1%

A-Living Services Co., Ltd., Class H (China)[1]	2,588,300	13,154,189

Befesa, S.A. (Luxembourg)[1]	285,261	11,124,098

BEST, Inc., ADR (China)*,2	1,783,415	7,633,016

Bodycote PLC (United Kingdom)	1,161,539	9,005,672

en-japan, Inc. (Japan)	606,169	15,088,523

Harmonic Drive Systems, Inc. (Japan)[2]	212,849	11,741,396

Howden Joinery Group PLC (United Kingdom)	1,258,363	8,614,942

Interpump Group S.P.A. (Italy)	340,557	10,153,281

Intrum AB (Sweden)[2]	945,195	17,399,836

IPH, Ltd. (Australia)	2,645,440	13,758,922

Irish Continental Group PLC (Ireland)	939,760	3,761,143

LISI (France)*	75,017	1,567,415

Melrose Industries PLC (United Kingdom)	7,928,922	11,176,121

Palfinger AG (Austria)*	89,429	1,974,964

Polypipe Group PLC (United Kingdom)	1,730,405	9,255,741

Prosegur Cia de Seguridad, S.A. (Spain)	5,496,967	12,821,950

Stabilus, S.A. (Luxembourg)	175,011	9,185,468

VAT Group AG (Switzerland)[1]	33,781	6,204,656

Total Industrials		173,621,333

Information Technology - 19.9%

Barco N.V. (Belgium)	93,577	16,524,378

Chinasoft International, Ltd. (China)	12,707,400	7,001,037

Chroma ATE, Inc. (Taiwan)	513,200	2,655,908

Datalogic S.P.A. (Italy)[2]	184,462	2,290,257

Disco Corp. (Japan)	37,960	9,258,014

Douzone Bizon Co., Ltd. (South Korea)	91,500	7,817,810

Elecom Co., Ltd. (Japan)	257,938	12,635,641

Electrocomponents PLC (United Kingdom)	2,803,351	23,336,046

Global Dominion Access, S.A. (Spain)*,1	540,665	1,733,805

Horiba, Ltd. (Japan)	139,548	7,382,737

Iriso Electronics Co., Ltd. (Japan)	195,340	6,428,077

Keywords Studios PLC (Ireland)[2]	845,447	18,982,330

Link Administration Holdings, Ltd. (Australia)	4,871,756	13,936,789

Linx, S.A. (Brazil)	911,900	4,235,780

Nemetschek SE (Germany)	88,132	6,055,721

The accompanying notes are an integral part of these financial statements.

16

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 19.9% (continued)

Pexip Holding A.S.A. (Norway)*	372,508	$3,250,895

SimCorp A/S (Denmark)	66,735	7,217,547

Solutions 30 SE (Luxembourg)*,2	651,879	9,403,100

Systena Corp. (Japan)	659,300	8,757,053

Tri Chemical Laboratories, Inc. (Japan)	103,800	11,190,320

Total Information Technology		180,093,245

Materials - 0.6%

Hansol Chemical Co., Ltd. (South Korea)	49,200	5,248,729

Real Estate - 3.1%

Katitas Co., Ltd. (Japan)	752,852	17,515,142

Safestore Holdings PLC, REIT (United Kingdom)	1,151,100	10,375,502

Total Real Estate		27,890,644

Utilities - 2.1%

Rubis SCA (France)[2]	402,830	19,421,023

Total Common Stocks

(Cost $842,313,837)		884,224,460

	Principal Amount

Short-Term Investments - 6.6%

Joint Repurchase Agreements - 4.3%[3]

Amherst Pierpont Securities LLC, dated 06/30/20, due 07/01/20, 0.140% total to be received $1,448,320 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.000%, 08/13/20 - 05/20/70, totaling $1,477,280)	$1,448,314	1,448,314

Cantor Fitzgerald Securities, Inc., dated 06/30/20, due 07/01/20, 0.100% total to be received $8,677,264 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 08/01/20 - 02/20/70, totaling $8,850,785)	8,677,240	8,677,240

Citadel Securities LLC, dated 06/30/20, due 07/01/20, 0.150% total to be received $4,068,087 (collateralized by various U.S. Treasuries, 0.000% - 7.625%, 07/31/20 - 11/15/49, totaling $4,149,449)	4,068,070	4,068,070

	Principal Amount	Value

Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $9,325,875 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.500% - 7.500%, 07/31/21 - 05/20/70, totaling $9,512,369)	$9,325,852	$9,325,852

Industrial and Commercial Bank of China Financial Services LLC, dated 06/30/20, due 07/01/20, 0.110% total to be received $2,229,504 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 07/15/20 - 06/01/50, totaling $2,274,087)	2,229,497	2,229,497

RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $4,260,480 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 07/31/20 - 07/01/50, totaling $4,345,678)	4,260,469	4,260,469

State of Wisconsin Investment Board, dated 06/30/20, due 07/01/20, 0.240% total to be received $9,257,231 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 01/15/22 - 02/15/47, totaling $9,463,770)	9,257,169	9,257,169

Total Joint Repurchase Agreements		39,266,611

	Shares

Other Investment Companies - 2.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[4]	6,881,568	6,881,568

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[4]	6,881,568	6,881,568

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.15%[4]	7,090,100	7,090,100

Total Other Investment Companies		20,853,236

Total Short-Term Investments (Cost $60,119,847)		60,119,847

Total Investments - 104.1% (Cost $902,433,684)		944,344,307

Other Assets, less Liabilities - (4.1)%		(37,068,322)

Net Assets - 100.0%		$907,275,985

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $55,555,892 or 6.1% of net assets.

[2]

Some of these securities, amounting to $44,812,205 or 4.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

17

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Information Technology	$26,469,005	$153,624,240	—	$180,093,245

Industrials	7,633,016	165,988,317	—	173,621,333

Financials	3,179,459	152,602,792	—	155,782,251

Health Care	5,361,388	101,953,801	—	107,315,189

Communication Services	16,699,363	62,384,304	—	79,083,667

Consumer Discretionary	5,309,160	64,540,602	—	69,849,762

Consumer Staples	8,405,009	52,922,007	—	61,327,016

Real Estate	—	27,890,644	—	27,890,644

Utilities	—	19,421,023	—	19,421,023

Materials	—	5,248,729	—	5,248,729

Energy	—	4,591,601	—	4,591,601

Short-Term Investments

Joint Repurchase Agreements	—	39,266,611	—	39,266,611

Other Investment Companies	20,853,236	—	—	20,853,236

Total Investment in Securities	$93,909,636	$850,434,671	—	$944,344,307

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at June 30, 2020, was as follows:

Country	% of Long-Term Investments

Australia	6.7

Austria	0.2

Belgium	1.9

Brazil	1.7

China	4.5

Denmark	4.5

France	5.8

Germany	2.5

Ireland	5.0

Italy	8.2

Japan	28.7

Country	% of Long-Term Investments

Luxembourg	3.4

Mexico	0.6

Norway	0.4

South Korea	1.5

Spain	3.5

Sweden	6.1

Switzerland	1.1

Taiwan	1.3

United Kingdom	12.4

100.0

The accompanying notes are an integral part of these financial statements.

18

AMG TimesSquare Emerging Markets Small Cap Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	23.7

Industrials	14.5

Communication Services	11.9

Consumer Discretionary	10.4

Consumer Staples	10.0

Financials	9.3

Health Care	5.3

Real Estate	3.9

Materials	3.7

Energy	1.7

Short-Term Investments	7.2

Other Assets Less Liabilities	(1.6)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Kingsoft Corp., Ltd. (China)	2.6

Container Corp Of India, Ltd. (India)	2.4

Laobaixing Pharmacy Chain JSC, Class A (China)	2.3

Chinasoft International, Ltd. (China)	2.1

Linx, S.A. (Brazil)	2.1

Webcash Corp. (South Korea)	2.1

HUYA, Inc., ADR (China)	2.0

KINX, Inc. (South Korea)	1.8

TCI Express, Ltd. (India)	1.8

momo.com, Inc. (Taiwan)	1.8

Top Ten as a Group	21.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

19

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 92.6%

Communication Services - 11.9%

Bilibili, Inc., ADR (China)*	1,200	$55,584

GrameenPhone, Ltd. (Bangladesh)	10,000	28,144

HUYA, Inc., ADR (China)*	5,700	106,419

KINX, Inc. (South Korea)	2,000	98,940

Link Net Tbk PT (Indonesia)	300,000	47,277

Media Nusantara Citra (Indonesia)	1,200,000	76,443

Megacable Holdings SAB de CV (Mexico)	21,000	61,617

Plan B Media PCL (Thailand)	300,000	58,710

PVR, Ltd. (India)	3,000	39,952

Sarana Menara Nusantara Tbk PT (Indonesia)	900,000	64,522

Total Communication Services		637,608

Consumer Discretionary - 10.4%

Afya, Ltd., Class A (Brazil)*,1	3,000	70,320

Arezzo Industria e Comercio, S.A. (Brazil)	3,000	26,254

Detsky Mir PJSC (Russia)[2]	48,000	68,013

Fu Shou Yuan International Group, Ltd. (China)	100,000	91,933

JUMBO SA (Greece)	1,700	30,559

momo.com, Inc. (Taiwan)	4,000	97,269

OPAP, S.A. (Greece)	10,000	95,298

Poya International Co., Ltd. (Taiwan)	2,000	39,523

Xinyi Glass Holdings, Ltd. (Hong Kong)	30,000	37,024

Total Consumer Discretionary		556,193

Consumer Staples - 8.9%

Alicorp SAA (Peru)*	16,000	36,277

Cia Cervecerias Unidas, S.A. (Chile)	5,000	36,006

Dis-Chem Pharmacies, Ltd. (South Africa)[2]	65,000	65,665

InRetail Peru Corp. (Peru)[2]	2,200	74,800

Juhayna Food Industries (Egypt)	100,000	46,546

Laobaixing Pharmacy Chain JSC, Class A (China)	8,837	125,095

Puregold Price Club, Inc. (Philippines)	100,000	93,325

Total Consumer Staples		477,714

Energy - 1.7%

Aegis Logistics, Ltd. (India)	40,000	93,615

Financials - 8.6%

Banco Inter, S.A., (Units) (Brazil)	8,000	60,345

Bangkok Commercial Asset Management PCL (Thailand)	50,000	39,673

Bank of Georgia Group PLC (Georgia)*	3,500	46,670

Bank Tabungan Negara Persero Tbk PT (Indonesia)	850,000	74,859

City Union Bank, Ltd. (India)	45,000	72,383

	Shares	Value

MCB Bank, Ltd. (Pakistan)	30,000	$29,058

Security Bank Corp. (Philippines)	36,000	74,903

Transaction Capital, Ltd. (South Africa)	60,700	65,272

Total Financials		463,163

Health Care - 5.3%

Cleopatra Hospital (Egypt)*	220,000	71,425

New Frontier Health Corp. (Hong Kong)*,1	10,000	82,800

Notre Dame Intermedica Participacoes, S.A. (Brazil)	3,000	37,761

Odontoprev, S.A. (Brazil)	22,000	58,458

Universal Vision Biotechnology Co., Ltd. (Taiwan)	6,000	35,485

Total Health Care		285,929

Industrials - 14.5%

AKR Corporindo Tbk PT (Indonesia)	500,000	89,525

A-Living Services Co., Ltd., Class H (China)[2]	15,000	76,233

BEST, Inc., ADR (China)*,1	10,000	42,800

China Conch Venture Holdings, Ltd. (China)	13,000	55,177

China Index Holdings, Ltd., ADR (China)*	33,000	70,620

Container Corp Of India, Ltd. (India)	23,000	127,181

Grupo Aeroportuario del Pacifico, S.A.B de CV, Class B (Mexico)	3,000	21,656

NICE Information Service Co., Ltd. (South Korea)	5,800	88,625

Rumo, S.A. (Brazil)*	12,000	49,738

TCI Express, Ltd. (India)	11,000	97,637

Voltronic Power Technology Corp. (Taiwan)	2,000	57,630

Total Industrials		776,822

Information Technology - 23.7%

Accton Technology Corp. (Taiwan)	12,000	93,187

Alchip Technologies, Ltd. (Taiwan)	3,500	59,814

Beijing Sinnet Technology Co., Ltd., Class A (China)	20,000	74,397

Chinasoft International, Ltd. (China)	205,000	112,943

Douzone Bizon Co., Ltd. (South Korea)	800	68,352

Elite Material Co., Ltd. (Taiwan)	16,000	87,079

Ennoconn Corp. (Taiwan)	9,000	86,419

Kingsoft Corp., Ltd. (China)[1]	30,000	140,522

Koh Young Technology, Inc. (South Korea)	500	41,789

Linx, S.A. (Brazil)	24,000	111,480

Locaweb Servicos de Internet, S.A. (Brazil)*,2	8,000	63,552

Sinbon Electronics Co., Ltd. (Taiwan)	15,000	76,298

Venustech Group, Inc., Class A (China)	14,000	83,487

Webcash Corp. (South Korea)	2,400	110,942

WONIK IPS Co., Ltd. (South Korea)*	2,000	59,949

Total Information Technology		1,270,210

The accompanying notes are an integral part of these financial statements.

20

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 3.7%

Duratex, S.A. (Brazil)	15,000	$35,582

Egypt Kuwait Holding Co., S.A.E. (Egypt)	70,000	77,466

Hansol Chemical Co., Ltd. (South Korea)	800	85,345

Total Materials		198,393

Real Estate - 3.9%

Corp. Inmobiliaria Vesta SAB de CV (Mexico)	38,000	56,724

The Phoenix Mills, Ltd. (India)	12,000	93,132

Prologis Property Mexico S.A. de CV (Mexico)	34,000	61,093

Total Real Estate		210,949

Total Common Stocks (Cost $4,343,691)		4,970,596

Preferred Stock - 0.7%

Financials - 0.7%

Banco Davivienda, S.A., Preference (Colombia)	5,000	37,254

Total Preferred Stock (Cost $46,809)		37,254

Participation Notes - 1.1%

Consumer Staples - 1.1%

Masan Group Corp., 12/07/20 (JP Morgan) (Netherlands)	25,000	58,479

Total Participation Notes (Cost $62,893)		58,479

	Principal Amount	Value

Short-Term Investments - 7.2%

Joint Repurchase Agreements - 3.0%[3]

Citibank N.A., dated 06/30/20, due 07/01/20, 0.090% total to be received $161,256 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 4.500%, 07/01/24 - 12/01/48, totaling $164,599)	$161,256	$161,256

	Shares

Other Investment Companies - 4.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.09%[4]	73,253	73,253

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[4]	73,253	73,253

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.15%[4]	75,473	75,473

Total Other Investment Companies		221,979

Total Short-Term Investments (Cost $383,235)		383,235

Total Investments - 101.6% (Cost $4,836,628)		5,449,564

Other Assets, less Liabilities - (1.6)%		(84,271)

Net Assets - 100.0%		$5,365,293

*	Non-income producing security.
[1]

Some of these securities, amounting to $267,060 or 5.0% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $348,263 or 6.5% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR  American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

21

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Information Technology	$175,032	$1,095,178	—	$1,270,210

Industrials	184,814	592,008	—	776,822

Communication Services	251,764	385,844	—	637,608

Consumer Discretionary	127,133	429,060	—	556,193

Consumer Staples	212,748	264,966	—	477,714

Financials	60,345	402,818	—	463,163

Health Care	250,444	35,485	—	285,929

Real Estate	117,817	93,132	—	210,949

Materials	35,582	162,811	—	198,393

Energy	—	93,615	—	93,615

Preferred Stock

Financials	37,254	—	—	37,254

Participation Notes

Consumer Staples	—	58,479	—	58,479

Short-Term Investments

Joint Repurchase Agreements	—	161,256	—	161,256

Other Investment Companies	221,979	—	—	221,979

Total Investments in Securities	$1,674,912	$3,774,652	—	$5,449,564

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at June 30, 2020, was as follows:

Country	% of Long-Term Investments

Bangladesh	0.6

Brazil	10.1

Chile	0.7

China	20.4

Colombia	0.7

Egypt	3.9

Georgia	0.9

Greece	2.5

Hong Kong	2.4

India	10.3

Indonesia	7.0

Mexico	4.0

Country	% of Long-Term Investments

Netherlands	1.2

Pakistan	0.6

Peru	2.2

Philippines	3.3

Russia	1.3

South Africa	2.6

South Korea	10.9

Taiwan	12.5

Thailand	1.9

100.0

The accompanying notes are an integral part of these financial statements.

22

AMG TimesSquare Global Small Cap Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	21.9

Industrials	18.9

Financials	13.8

Health Care	13.3

Consumer Discretionary	10.0

Communication Services	6.0

Consumer Staples	4.4

Real Estate	3.4

Materials	2.2

Utilities	1.1

Energy	1.0

Short-Term Investments	3.0

Other Assets Less Liabilities	1.0

TOP TEN HOLDINGS

Security Name	% of Net Assets

Teleperformance (France)	2.8

Pan Pacific International Holdings Corp. (Japan)	2.6

Charles River Laboratories International, Inc.	2.4

TransUnion	2.4

Topdanmark A/S (Denmark)	2.3

St James’s Place PLC (United Kingdom)	2.1

Jack Henry & Associates, Inc.	2.0

Gartner, Inc.	2.0

Zynga, Inc., Class A	2.0

WEX, Inc.	1.9

Top Ten as a Group	22.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

23

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 96.0%

Communication Services - 6.0%

Auto Trader Group PLC (United Kingdom)[1]	2,100	$13,672

HUYA, Inc., ADR (China)*	700	13,069

Kakaku.com, Inc. (Japan)	400	10,190

Karnov Group AB (Sweden)	1,000	5,981

Megacable Holdings SAB de CV (Mexico)	1,800	5,281

Nordic Entertainment Group AB, Class B (Sweden)*	800	24,604

Zynga, Inc., Class A (United States)*	3,700	35,298

Total Communication Services		108,095

Consumer Discretionary - 10.0%

ABC-Mart, Inc. (Japan)	200	11,733

Afya, Ltd., Class A (Brazil)*,2	300	7,032

Brunswick Corp. (United States)	300	19,203

Callaway Golf Co. (United States)[2]	1,100	19,261

CIE Automotive, S.A. (Spain)	500	8,802

Dalata Hotel Group PLC (Ireland)	2,500	8,025

Hilton Grand Vacations, Inc. (United States)*	600	11,730

momo.com, Inc. (Taiwan)	400	9,727

National Vision Holdings, Inc. (United States)*,2	700	21,364

Pan Pacific International Holdings Corp. (Japan)	2,100	46,235

Sushiro Global Holdings, Ltd. (Japan)	800	17,738

Total Consumer Discretionary		180,850

Consumer Staples - 4.4%

Kobe Bussan Co., Ltd. (Japan)	500	28,393

Performance Food Group Co. (United States)*	600	17,484

Pola Orbis Holdings, Inc. (Japan)	200	3,492

Sugi Holdings Co., Ltd. (Japan)	250	16,953

Viscofan, S.A. (Spain)	200	13,055

Total Consumer Staples		79,377

Energy - 1.0%

Gaztransport Et Technigaz, S.A. (France)	100	7,674

Koninklijke Vopak, N.V. (Netherlands)	200	10,579

Total Energy		18,253

Financials - 13.8%

Aruhi Corp. (Japan)	400	5,716

Challenger, Ltd. (Australia)	3,900	12,077

Evercore, Inc., Class A (United States)	350	20,622

FinecoBank Banca Fineco S.P.A. (Italy)*	2,400	32,481

RenaissanceRe Holdings, Ltd. (Bermuda)	200	34,206

Signature Bank (United States)	200	21,384

St James’s Place PLC (United Kingdom)	3,200	37,627

	Shares	Value

Steadfast Group, Ltd. (Australia)	9,300	$21,790

Topdanmark A/S (Denmark)	1,000	41,422

Zenkoku Hosho Co., Ltd. (Japan)	600	22,667

Total Financials		249,992

Health Care - 13.3%

Amplifon S.P.A. (Italy)*	600	16,029

As One Corp. (Japan)	100	10,919

Ascom Holding AG (Switzerland)*	300	2,773

Charles River Laboratories International, Inc. (United States)*	250	43,587

Chemed Corp. (United States)	50	22,553

Encompass Health Corp. (United States)	550	34,061

Mani, Inc. (Japan)	400	10,619

MorphoSys AG (Germany)*	200	25,357

Nippon Shinyaku Co., Ltd. (Japan)	300	24,487

Notre Dame Intermedica Participacoes, S.A. (Brazil)	500	6,294

Odontoprev, S.A. (Brazil)	2,300	6,112

Orpea (France)	200	23,101

UDG Healthcare PLC (Ireland)	1,600	14,221

Total Health Care		240,113

Industrials - 18.9%

A-Living Services Co., Ltd., Class H (China)[1]	2,300	11,689

Befesa, S.A. (Luxembourg)[1]	300	11,699

BEST, Inc., ADR (China)*,2	1,700	7,276

Bodycote PLC (United Kingdom)	1,300	10,079

Clean Harbors, Inc. (United States)*	450	26,991

EMCOR Group, Inc. (United States)	200	13,228

en-japan, Inc. (Japan)	750	18,669

Harmonic Drive Systems, Inc. (Japan)	200	11,033

Howden Joinery Group PLC (United Kingdom)	1,300	8,900

Interpump Group S.P.A. (Italy)	300	8,944

Intrum AB (Sweden)	1,000	18,409

IPH, Ltd. (Australia)	2,100	10,922

ITT, Inc. (United States)	300	17,622

KION Group AG (Germany)	150	9,235

Melrose Industries PLC (United Kingdom)	7,300	10,290

Polypipe Group PLC (United Kingdom)	1,300	6,954

Prosegur Cia de Seguridad, S.A. (Spain)	5,300	12,362

Stabilus, S.A. (Luxembourg)	300	15,745

Teleperformance (France)	200	50,936

TransUnion (United States)	500	43,520

VAT Group AG (Switzerland)[1]	100	18,367

Total Industrials		342,870

The accompanying notes are an integral part of these financial statements.

24

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 21.9%

Barco N.V. (Belgium)	100	$17,659

Booz Allen Hamilton Holding Corp. (United States)	350	27,227

Chinasoft International, Ltd. (China)	15,300	8,429

Disco Corp. (Japan)	50	12,195

Douzone Bizon Co., Ltd. (South Korea)	100	8,544

Elecom Co., Ltd. (Japan)	300	14,696

Electrocomponents PLC (United Kingdom)	2,900	24,141

Gartner, Inc. (United States)*	300	36,399

Global Dominion Access, S.A. (Spain)*,1	228	731

Iriso Electronics Co., Ltd. (Japan)	200	6,581

Jack Henry & Associates, Inc. (United States)	200	36,806

Keywords Studios PLC (Ireland)[2]	900	20,207

Link Administration Holdings, Ltd. (Australia)	4,600	13,159

Linx, S.A. (Brazil)	1,400	6,503

Littelfuse, Inc. (United States)	150	25,595

MKS Instruments, Inc. (United States)	150	16,986

Monolithic Power Systems, Inc. (United States)	50	11,850

Nemetschek SE (Germany)	100	6,871

Nice, Ltd., Sponsored ADR (Israel)*	150	28,386

SimCorp A/S (Denmark)	100	10,815

Solutions 30 SE (Luxembourg)*	500	7,212

Systena Corp. (Japan)	700	9,298

Tri Chemical Laboratories, Inc. (Japan)	100	10,781

WEX, Inc. (United States)*	210	34,652

Total Information Technology		395,723

Materials - 2.2%

PolyOne Corp. (United States)	400	10,492

RPM International, Inc. (United States)	400	30,024

Total Materials		40,516

	Shares	Value

Real Estate - 3.4%

Cushman & Wakefield PLC (United States)*,2	700	$8,722

Katitas Co., Ltd. (Japan)	800	18,612

Kennedy-Wilson Holdings, Inc. (United States)	1,800	27,396

Safestore Holdings PLC, REIT (United Kingdom)	800	7,211

Total Real Estate		61,941

Utilities - 1.1%

Rubis SCA (France)	400	19,285

Total Common Stocks (Cost $1,659,232)		1,737,015

	Principal Amount

Short-Term Investments - 3.0%

Joint Repurchase Agreements - 1.6%[3]

Citibank N.A., dated 06/30/20, due 07/01/20, 0.070% total to be received $29,319 (collateralized by various U.S. Treasuries, 0.000% - 7.875%, 09/17/20 - 02/15/47, totaling $29,905)	$29,319	29,319

	Shares

Other Investment Companies - 1.4%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[4]	25,024	25,024

Total Short-Term Investments (Cost $54,343)		54,343

Total Investments - 99.0% (Cost $1,713,575)		1,791,358

Other Assets, less Liabilities - 1.0%		18,871

Net Assets - 100.0%		$1,810,229

*	Non-income producing security.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $56,158 or 3.1% of net assets.

[2]

Some of these securities, amounting to $70,207 or 3.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

25

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Information Technology	$244,611	$151,112	—	$395,723

Industrials	108,637	234,233	—	342,870

Financials	76,212	173,780	—	249,992

Health Care	112,607	127,506	—	240,113

Consumer Discretionary	78,590	102,260	—	180,850

Communication Services	53,648	54,447	—	108,095

Consumer Staples	30,539	48,838	—	79,377

Real Estate	36,118	25,823	—	61,941

Materials	40,516	—	—	40,516

Utilities	—	19,285	—	19,285

Energy	10,579	7,674	—	18,253

Short-Term Investments

Joint Repurchase Agreements	—	29,319	—	29,319

Other Investment Companies	25,024	—	—	25,024

Total Investment in Securities	$817,081	$974,277	—	$1,791,358

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at June 30, 2020, was as follows:

Country	% of Long-Term Investments

Australia	3.3

Belgium	1.0

Bermuda	2.0

Brazil	1.5

China	2.3

Denmark	3.0

France	5.8

Germany	2.4

Ireland	2.5

Israel	1.6

Italy	3.3

Japan	17.9

Country	% of Long-Term Investments

Luxembourg	2.0

Mexico	0.3

Netherlands	0.6

South Korea	0.5

Spain	2.0

Sweden	2.8

Switzerland	1.2

Taiwan	0.6

United Kingdom	6.9

United States	36.5

100.0

The accompanying notes are an integral part of these financial statements.

26

Statement of Assets and Liabilities (unaudited) June 30, 2020

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund	AMG TimesSquare Emerging Markets Small Cap Fund	AMG TimesSquare Global Small Cap Fund

Assets:

Investments at value[1] (including securities on loan valued at $80,051,623, $129,715,215, $44,812,205, $267,060, and $70,207, respectively)	$449,187,872	$1,842,644,216	$944,344,307	$5,449,564	$1,791,358

Cash	—	3,570	—	—	—

Foreign currency[2]	—	—	5,926,958	580	34,772

Receivable for investments sold	2,211,514	7,004,362	2,010,877	80,189	23,039

Dividend and interest receivables	229,361	474,327	2,006,487	5,545	2,232

Securities lending income receivable	25,001	12,887	169,251	41	—

Receivable for Fund shares sold	19,406	601,340	1,278,576	—	—

Receivable from affiliate	6,224	—	—	8,834	9,438

Prepaid expenses and other assets	32,136	61,601	64,448	16,660	14,134

Total assets	451,711,514	1,850,802,303	955,800,904	5,561,413	1,874,973

Liabilities:

Payable upon return of securities loaned	23,101,967	17,128,906	39,266,611	161,256	29,319

Payable for investments purchased	1,419,733	9,926,015	7,073,072	—	8,048

Payable for Fund shares repurchased	234,360	1,327,182	1,256,689	—	—

Accrued expenses:

Investment advisory and management fees	275,394	1,177,368	568,720	4,072	1,047

Administrative fees	52,290	223,551	113,744	643	224

Distribution fees	—	—	—	7	9

Shareholder service fees	15,652	109,583	42,514	4	—

Other	101,113	261,401	203,569	30,138	26,097

Total liabilities	25,200,509	30,154,006	48,524,919	196,120	64,744

Net Assets	$426,511,005	$1,820,648,297	$907,275,985	$5,365,293	$1,810,229

[1] Investments at cost	$359,721,330	$1,221,944,856	$902,433,684	$4,836,628	$1,713,575

[2] Foreign currency at cost	—	—	$5,945,682	$580	$34,692

The accompanying notes are an integral part of these financial statements.

27

Statement of Assets and Liabilities (continued)

				AMG
	AMG	AMG	AMG	TimesSquare	AMG
	TimesSquare	TimesSquare	TimesSquare	Emerging	TimesSquare
	Small Cap	Mid Cap	International Small	Markets Small	Global Small
	Growth Fund	Growth Fund	Cap Fund	Cap Fund	Cap Fund

Net Assets Represent:

Paid-in capital	$302,752,987	$1,001,637,889	$1,075,507,783	$5,212,788	$1,888,707

Total distributable earnings (loss)	123,758,018	819,010,408	(168,231,798)	152,505	(78,478)

Net Assets	$426,511,005	$1,820,648,297	$907,275,985	$5,365,293	$1,810,229

Class N:

Net Assets	$90,169,068	$558,706,140	$43,275,072	$32,855	$41,082

Shares outstanding	6,408,890	30,560,254	3,021,137	3,135	4,279

Net asset value, offering and redemption price per share	$14.07	$18.28	$14.32	$10.48	$9.60

Class I:

Net Assets	$9,008,120	$436,514,432	$532,151,626	$295,193	$29,219

Shares outstanding	614,867	22,999,827	37,073,564	28,039	3,037

Net asset value, offering and redemption price per share	$14.65	$18.98	$14.35	$10.53	$9.62

Class Z:

Net Assets	$327,333,817	$825,427,725	$331,849,287	$5,037,245	$1,739,928

Shares outstanding	22,294,220	43,372,759	23,099,608	478,639	180,799

Net asset value, offering and redemption price per share	$14.68	$19.03	$14.37	$10.52	$9.62

The accompanying notes are an integral part of these financial statements.

28

Statement of Operations (unaudited) For the six months ended June 30, 2020

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund	AMG TimesSquare Emerging Markets Small Cap Fund	AMG TimesSquare Global Small Cap Fund
Investment Income:

Dividend income	$293,537	$7,376,263 [1]	$9,546,426	$54,229 [2]	$13,358

Interest income	—	195	768	—	—

Securities lending income	184,875	66,717	550,005	327	111

Foreign withholding tax	—	(20,732)	(958,846)	(5,597)	(1,192)

Total investment income	478,412	7,422,443	9,138,353	48,959	12,277

Expenses:

Investment advisory and management fees	1,645,936	6,874,135	3,491,383	24,109	6,241

Administrative fees	312,520	1,305,216	698,277	3,807	1,337

Distribution fees - Class N	—	—	—	39	49

Shareholder servicing fees - Class N	88,683	516,634	67,189	23	—

Shareholder servicing fees - Class I	3,912	177,865	228,131	—	—

Custodian fees	38,824	74,638	174,880	33,472	19,742

Professional fees	35,710	82,221	54,092	18,344	15,052

Registration fees	26,829	35,212	51,628	8,516	22,502

Trustee fees and expenses	23,300	82,055	45,516	242	84

Reports to shareholders	12,510	77,798	60,072	948	680

Transfer agent fees	9,650	27,782	24,852	373	204

Miscellaneous	10,612	26,546	16,940	1,220	1,116

Total expenses before offsets	2,208,486	9,280,102	4,912,960	91,093	67,007

Expense reimbursements	(52,957)	—	—	(59,084)	(58,041)

Expense reductions	(58,947)	(63,325)	—	—	—

Net expenses	2,096,582	9,216,777	4,912,960	32,009	8,966

Net investment income (loss)	(1,618,170)	(1,794,334)	4,225,393	16,950	3,311

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	34,066,005 [3]	142,825,699	(44,062,281)	(47,831)	(51,528)

Net realized loss on foreign currency transactions	—	—	(1,313,894)	(5,070)	(1,293)

Net change in unrealized appreciation/depreciation on investments	(37,694,001)	(88,480,652)	(97,277,033)	(265,213)	(201,088)

Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	(33,584)	8,072	42

Net realized and unrealized gain (loss)	(3,627,996)	54,345,047	(142,686,792)	(310,042)	(253,867)

Net increase (decrease) in net assets resulting from operations	$(5,246,166)	$52,550,713	$(138,461,399)	$(293,092)	$(250,556)

[1]	Includes non-recurring dividends of $1,757,925.
[2]	Includes non-recurring dividends of $10,036.
[3]	Includes realized gains of $3,656,526 relating to redemptions in-kind. See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

29

Statements of Changes in Net Assets For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019

	AMG TimesSquare Small Cap Growth Fund		AMG TimesSquare Mid Cap Growth Fund		AMG TimesSquare International Small Cap Fund

	June 30, 2020	December 31, 2019	June 30, 2020	December 31, 2019	June 30, 2020	December 31, 2019

Increase (Decrease) in Net Assets Resulting

From Operations:

Net investment income (loss)	$(1,618,170)	$(3,964,668)	$(1,794,334)	$(4,756,421)	$4,225,393	$18,164,665

Net realized gain (loss) on investments	34,066,005	220,002,674	142,825,699	302,007,376	(45,376,175)	(79,413,283)

Net change in unrealized appreciation/depreciation on investments	(37,694,001)	8,299,000	(88,480,652)	294,070,538	(97,310,617)	350,246,524

Net increase (decrease) in net assets resulting from operations	(5,246,166)	224,337,006	52,550,713	591,321,493	(138,461,399)	288,997,906

Distributions to Shareholders:

Class N	—	(11,213,171)	—	(70,479,715)	—	(1,046,826)

Class I	—	(1,201,634)	—	(63,966,855)	—	(11,052,714)

Class Z	—	(41,084,469)	—	(121,196,702)	—	(7,392,335)

Total distributions to shareholders	—	(53,499,274)	—	(255,643,272)	—	(19,491,875)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(53,224,803)	(562,555,053)	(117,083,387)	(127,664,618)	(84,922,547)	(138,593,303)

Total increase (decrease) in net assets	(58,470,969)	(391,717,321)	(64,532,674)	208,013,603	(223,383,946)	130,912,728

Net Assets:

Beginning of period	484,981,974	876,699,295	1,885,180,971	1,677,167,368	1,130,659,931	999,747,203

End of period	$426,511,005	$484,981,974	$1,820,648,297	$1,885,180,971	$907,275,985	$1,130,659,931

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets (continued) For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019

	AMG		AMG
	TimesSquare		TimesSquare
	Emerging		Global Small
	Markets Small Cap Fund		Cap Fund

	June 30, 2020	December 31, 2019	June 30, 2020	December 31, 2019

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$16,950	$40,496	$3,311	$12,734

Net realized loss on investments	(52,901)	(266,982)	(52,821)	(55,671)

Net change in unrealized appreciation/depreciation on investments	(257,141)	1,134,121	(201,046)	615,930

Net increase (decrease) in net assets resulting from operations	(293,092)	907,635	(250,556)	572,993

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	—	(77)	—	(400)

Class I	—	(1,456)	—	(396)

Class Z	—	(25,771)	—	(24,398)

From paid-in capital:

Class N	—	(10)	—	—

Class I	—	(189)	—	—

Class Z	—	(3,339)	—	—

Total distributions to shareholders	—	(30,842)	—	(25,194)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(163,716)	(872,229)	(48,702)	70,876

Total increase (decrease) in net assets	(456,808)	4,564	(299,258)	618,675

Net Assets:

Beginning of period	5,822,101	5,817,537	2,109,487	1,490,812

End of period	$5,365,293	$5,822,101	$1,810,229	$2,109,487

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

31

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020
Class N	(unaudited)	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Period	$13.96	$12.21	$16.90	$15.52	$14.84	$16.44

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.06)	(0.09)	(0.10)	(0.08)[5]	(0.06)[6]	(0.10)[7]

Net realized and unrealized gain (loss) on investments	0.17	3.47	(0.70)	3.32	1.28	0.27

Total income (loss) from investment operations	0.11	3.38	(0.80)	3.24	1.22	0.17

Less Distributions to Shareholders from:

Net investment income	—	—	—	—	(0.03)	—

Net realized gain on investments	—	(1.63)	(3.89)	(1.86)	(0.51)	(1.77)

Total distributions to shareholders	—	(1.63)	(3.89)	(1.86)	(0.54)	(1.77)

Net Asset Value, End of Period	$14.07	$13.96	$12.21	$16.90	$15.52	$14.84

Total Return[4,8]	0.79%[9]	27.98%	(4.38)%	20.87%	8.20%	0.90%

Ratio of net expenses to average net assets[10]	1.18%[11]	1.17%	1.09%	1.23%	1.23%	1.22%

Ratio of gross expenses to average net assets[12]	1.22%[11]	1.19%	1.10%	1.24%	1.24%	1.23%

Ratio of net investment loss to average net assets[4]	(0.95)%[11]	(0.63)%	(0.55)%	(0.48)%	(0.38)%	(0.60)%

Portfolio turnover	36%[9]	62%	63%	58%	62%	71%

Net assets end of period (000’s) omitted	$90,169	$105,862	$99,996	$318,627	$313,713	$272,609

32

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

				For the fiscal
	For the six			period ended
	months ended	For the fiscal years ended December 31,		December 31,
	June 30, 2020
Class I	(unaudited)	2019	2018	2017[13]

Net Asset Value, Beginning of Period	$14.53	$12.64	$17.32	$16.52

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.05)	(0.07)	(0.09)	(0.05)[5]

Net realized and unrealized gain (loss) on investments	0.17	3.59	(0.70)	2.71

Total income (loss) from investment operations	0.12	3.52	(0.79)	2.66

Less Distributions to Shareholders from:

Net realized gain on investments	—	(1.63)	(3.89)	(1.86)

Net Asset Value, End of Period	$14.65	$14.53	$12.64	$17.32

Total Return[4,8]	0.83%[9]	28.13%	(4.21)%	16.11%[9]

Ratio of net expenses to average net assets[14]	1.06%[11]	1.01%	1.00%	1.10%[11]

Ratio of gross expenses to average net assets[12]	1.10%[11]	1.03%	1.01%	1.11%[11]

Ratio of net investment loss to average net assets[4]	(0.83)%[11]	(0.47)%	(0.46)%	(0.35)%[11]

Portfolio turnover	36%[9]	62%	63%	58%

Net assets end of period (000’s) omitted	$9,008	$11,333	$174,914	$2,065

33

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020
Class Z	(unaudited)	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Period	$14.55	$12.65	$17.33	$15.84	$15.14	$16.75

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.05)[15]	(0.07)	(0.08)	(0.05)[5]	(0.03)[6]	(0.07)[7]

Net realized and unrealized gain (loss) on investments	0.18	3.60	(0.71)	3.40	1.31	0.26

Total income (loss) from investment operations	0.13	3.53	(0.79)	3.35	1.28	0.19

Less Distributions to Shareholders from:

Net investment income	—	—	—	—	(0.06)	—

Net realized gain on investments	—	(1.63)	(3.89)	(1.86)	(0.52)	(1.80)

Total distributions to shareholders	—	(1.63)	(3.89)	(1.86)	(0.58)	(1.80)

Net Asset Value, End of Period	$14.68	$14.55	$12.65	$17.33	$15.84	$15.14

Total Return[4,8]	0.89%[9]	28.19%	(4.21)%	21.14%	8.45%	1.03%

Ratio of net expenses to average net assets[10]	0.98%[11]	0.97%	0.96%	1.03%	1.03%	1.02%

Ratio of gross expenses to average net assets[12]	1.02%[11]	0.99%	0.97%	1.04%	1.04%	1.03%

Ratio of net investment loss to average net assets[4]	(0.75)%[11]	(0.43)%	(0.42)%	(0.28)%	(0.20)%	(0.40)%

Portfolio turnover	36%[9]	62%	63%	58%	62%	71%

Net assets end of period (000’s) omitted	$327,334	$367,787	$601,789	$866,289	$766,180	$806,745

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and N, respectively.

[2]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment loss would have been lower had certain expenses not been offset.

[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12), $(0.09), and $(0.09) for Class N, Class I and Class Z, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08) and $(0.05) for Class N and Class Z, respectively.

[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12) and $(0.09) for Class N and Class Z, respectively.

[8]	The total return is calculated using the published Net Asset Value as of period end.

[9]	Not annualized.

[10]	Includes reduction from broker recapture amounting to 0.01% for the six months ended June 30, 2020, 0.02% for the fiscal year ended 2019 and 0.01% for each fiscal year ended 2018, 2017, 2016 and 2015.

[11]	Annualized.

[12]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[13]	Commencement of operations was on February 27, 2017.

[14]

Includes reduction from broker recapture amounting to 0.01% for the six months ended June 30, 2020, 0.02% for the fiscal year ended 2019, 0.01% for the fiscal year ended 2018 and 0.01% for the fiscal period ended 2017.

[15]	Less than $(0.005) per share.

34

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020
Class N	(unaudited)	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Period	$17.69	$15.00	$18.40	$17.26	$17.02	$18.24

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.03)[5]	(0.07)	(0.08)	(0.12)[6]	(0.06)[7]	(0.07)[8]

Net realized and unrealized gain (loss) on investments	0.62	5.62	(0.78)	3.98	1.31	0.17

Total income (loss) from investment operations	0.59	5.55	(0.86)	3.86	1.25	0.10

Less Distributions to Shareholders from:

Net realized gain on investments	—	(2.86)	(2.54)	(2.72)	(1.01)	(1.32)

Net Asset Value, End of Period	$18.28	$17.69	$15.00	$18.40	$17.26	$17.02

Total Return[4,9]	3.34%[10]	37.15%	(4.55)%	22.40%	7.26%	0.49%

Ratio of net expenses to average net assets[11]	1.19%[12]	1.17%	1.17%	1.23%	1.23%	1.22%

Ratio of gross expenses to average net assets[13]	1.19%[12]	1.18%	1.18%	1.24%	1.24%	1.23%

Ratio of net investment loss to average net assets[4]	(0.33)%[12]	(0.38)%	(0.39)%	(0.66)%	(0.36)%	(0.37)%

Portfolio turnover	43%[10]	65%	59%	54%	47%	47%

Net assets end of period (000’s) omitted	$558,706	$518,267	$375,505	$519,337	$815,473	$867,245

35

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

				For the fiscal
	For the six			period ended
	months ended	For the fiscal years ended December 31,		December 31,
	June 30, 2020
Class I	(unaudited)	2019	2018	2017[14]

Net Asset Value, Beginning of Period	$18.35	$15.46	$18.86	$18.73

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.02)[5]	(0.05)	(0.05)	(0.09)[6]

Net realized and unrealized gain (loss) on investments	0.65	5.80	(0.81)	2.94

Total income (loss) from investment operations	0.63	5.75	(0.86)	2.85

Less Distributions to Shareholders from:

Net realized gain on investments	—	(2.86)	(2.54)	(2.72)

Net Asset Value, End of Period	$18.98	$18.35	$15.46	$18.86

Total Return[4,9]	3.43%[10]	37.33%	(4.45)%	15.24%[10]

Ratio of net expenses to average net assets[15]	1.07%[12]	1.07%	1.02%	1.08%[12]

Ratio of gross expenses to average net assets[13]	1.07%[12]	1.08%	1.03%	1.09%[12]

Ratio of net investment loss to average net assets[4]	(0.21)%[12]	(0.28)%	(0.24)%	(0.52)%[12]

Portfolio turnover	43%[10]	65%	59%	54%

Net assets end of period (000’s) omitted	$436,514	$472,524	$353,282	$397,061

36

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020
Class Z	(unaudited)	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Period	$18.39	$15.48	$18.87	$17.61	$17.33	$18.54

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.01)[5]	(0.03)	(0.04)	(0.09)[6]	(0.03)[7]	(0.03)[8]

Net realized and unrealized gain (loss) on investments	0.65	5.80	(0.81)	4.07	1.35	0.16

Total income (loss) from investment operations	0.64	5.77	(0.85)	3.98	1.32	0.13

Less Distributions to Shareholders from:

Net investment income	—	—	—	—	(0.01)	—

Net realized gain on investments	—	(2.86)	(2.54)	(2.72)	(1.03)	(1.34)

Total distributions to shareholders	—	(2.86)	(2.54)	(2.72)	(1.04)	(1.34)

Net Asset Value, End of Period	$19.03	$18.39	$15.48	$18.87	$17.61	$17.33

Total Return[4,9]	3.48%[10]	37.41%	(4.39)%	22.63%	7.53%	0.67%

Ratio of net expenses to average net assets[11]	0.99%[12]	0.97%	0.97%	1.03%	1.03%	1.02%

Ratio of gross expenses to average net assets[13]	0.99%[12]	0.98%	0.98%	1.04%	1.04%	1.03%

Ratio of net investment loss to average net assets[4]	(0.13)%[12]	(0.18)%	(0.19)%	(0.46)%	(0.16)%	(0.17)%

Portfolio turnover	43%[10]	65%	59%	54%	47%	47%

Net assets end of period (000’s) omitted	$825,428	$894,390	$948,380	$1,171,466	$1,026,198	$1,283,161

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.

[2]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment loss would have been lower had certain expenses not been offset.

[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04), $(0.04) and $(0.03) for Class N, Class I and Class Z, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.14), $(0.11) and $(0.11) for Class N, Class I and Class Z, respectively.

[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.07) and $(0.04) for Class N and Class Z, respectively.

[8]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08) and $(0.04) for Class N and Class Z, respectively.

[9]	The total return is calculated using the published Net Asset Value as of period end.

[10]	Not annualized.

[11]	Includes reduction from broker recapture amounting to less than 0.01% for the six months ended June 30, 2020 and 0.01% for each fiscal year ended 2019, 2018, 2017, 2016 and 2015.

[12]	Annualized.

[13]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[14]	Commencement of operations was on February 27, 2017.

[15]	Includes reduction from broker recapture amounting to less than 0.01% for the six months ended June 30, 2020, 0.01% for each fiscal year ended 2019 and 2018 and 0.01% for the fiscal period ended 2017.

37

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020
Class N	(unaudited)	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Period	$16.24	$12.72	$16.99	$12.35	$12.65	$11.79

Income (loss) from Investment Operations:

Net investment income[3,4]	0.05	0.21 [5]	0.18	0.08 [6]	0.04	0.05

Net realized and unrealized gain (loss) on investments	(1.97)	3.55	(4.35)	4.69	(0.11)	1.43

Total income (loss) from investment operations	(1.92)	3.76	(4.17)	4.77	(0.07)	1.48

Less Distributions to Shareholders from:

Net investment income	—	(0.24)	(0.10)	(0.06)	(0.07)	(0.17)

Net realized gain on investments	—	—	—	(0.07)	(0.16)	(0.45)

Total distributions to shareholders	—	(0.24)	(0.10)	(0.13)	(0.23)	(0.62)

Net Asset Value, End of Period	$14.32	$16.24	$12.72	$16.99	$12.35	$12.65

Total Return[4,7]	(11.82)%[8]	29.56%	(24.54)%	38.63%	(0.55)%	12.51%

Ratio of net expenses to average net assets	1.24%[9]	1.23%	1.23%	1.29%	1.30%	1.30%

Ratio of gross expenses to average net assets[10]	1.24%[9]	1.23%	1.23%	1.30%	1.39%	1.59%

Ratio of net investment income to average net assets[4]	0.72%[9]	1.43%	1.07%	0.53%	0.32%	0.37%

Portfolio turnover	33%[8]	40%	46%	48%	58%	95%

Net assets end of period (000’s) omitted	$43,275	$70,532	$88,913	$238,935	$28,864	$337

38

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

				For the fiscal
	For the six			period ended
	months ended	For the fiscal years ended December 31,		December 31,
	June 30, 2020
Class I	(unaudited)	2019	2018	2017[11]

Net Asset Value, Beginning of Period	$16.26	$12.74	$17.08	$13.18

Income (loss) from Investment Operations:

Net investment income[3,4]	0.06	0.24 [5]	0.20	0.11 [6]

Net realized and unrealized gain (loss) on investments	(1.97)	3.55	(4.37)	3.94

Total income (loss) from investment operations	(1.91)	3.79	(4.17)	4.05

Less Distributions to Shareholders from:

Net investment income	—	(0.27)	(0.17)	(0.08)

Net realized gain on investments	—	—	—	(0.07)

Total distributions to shareholders	—	(0.27)	(0.17)	(0.15)

Net Asset Value, End of Period	$14.35	$16.26	$12.74	$17.08

Total Return[4,7]	(11.75)%[8]	29.78%	(24.42)%	30.72%[8]

Ratio of net expenses to average net assets	1.07%[9]	1.06%	1.06%	1.09%[9]

Ratio of gross expenses to average net assets[10]	1.07%[9]	1.06%	1.06%	1.10%[9]

Ratio of net investment income to average net assets[4]	0.89%[9]	1.60%	1.24%	0.77%[9]

Portfolio turnover	33%[8]	40%	46%	48%

Net assets end of period (000’s) omitted	$532,152	$658,599	$538,749	$182,528

39

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2020
Class Z	(unaudited)	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Period	$16.26	$12.75	$17.08	$12.41	$12.69	$11.82

Income (loss) from Investment Operations:

Net investment income[3,4]	0.07	0.25 [5]	0.21	0.11 [6]	0.28	0.13

Net realized and unrealized gain (loss) on investments	(1.96)	3.55	(4.36)	4.71	(0.32)	1.38

Total income (loss) from investment operations	(1.89)	3.80	(4.15)	4.82	(0.04)	1.51

Less Distributions to Shareholders from:

Net investment income	—	(0.29)	(0.18)	(0.08)	(0.08)	(0.19)

Net realized gain on investments	—	—	—	(0.07)	(0.16)	(0.45)

Total distributions to shareholders	—	(0.29)	(0.18)	(0.15)	(0.24)	(0.64)

Net Asset Value, End of Period	$14.37	$16.26	$12.75	$17.08	$12.41	$12.69

Total Return[4,7]	(11.62)%[8]	29.77%	(24.29)%	38.86%	(0.29)%	12.78%

Ratio of net expenses to average net assets	0.99%[9]	0.98%	0.98%	1.04%	1.05%	1.05%

Ratio of gross expenses to average net assets[10]	0.99%[9]	0.98%	0.98%	1.05%	1.19%	1.30%

Ratio of net investment income to average net assets[4]	0.97%[9]	1.68%	1.32%	0.70%	2.23%	1.04%

Portfolio turnover	33%[8]	40%	46%	48%	58%	95%

Net assets end of period (000’s) omitted	$331,849	$401,528	$372,085	$252,951	$99,533	$30,119

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.

[2]	Effective October 1, 20016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment income would have been lower had certain expenses not been offset.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.16, $0.18 and $0.20 for Class N, Class I and Class Z, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, $0.05 and $0.05 for Class N, Class I and Class Z, respectively.

[7]	The total return is calculated using the published Net Asset Value as of period end.

[8]	Not annualized.

[9]	Annualized.

[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Commencement of operations was on February 27, 2017.

40

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

				For the fiscal
	For the six			period ended
	months ended	For the fiscal years ended December 31,		December 31,
	June 30, 2020
Class N	(unaudited)	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$11.03	$9.49	$12.32	$10.94

Income (loss) from Investment Operations:

Net investment income[2,3]	0.01 [4]	0.03	0.08	0.03

Net realized and unrealized gain (loss) on investments	(0.56)	1.53	(2.34)	2.33

Total income (loss) from investment operations	(0.55)	1.56	(2.26)	2.36

Less Distributions to Shareholders from:

Net investment income	—	(0.02)	(0.01)	(0.15)

Net realized gain on investments	—	—	(0.56)	(0.83)

Paid in capital	—	(0.00)[5]	—	—
Total distributions to shareholders	—	(0.02)	(0.57)	(0.98)

Net Asset Value, End of Period	$10.48	$11.03	$9.49	$12.32

Total Return[3,6]	(4.99)%[7]	16.49%	(18.30)%	21.72%[7]

Ratio of net expenses to average net assets	1.65%[8]	1.67%[9]	1.67%	1.65%[8]

Ratio of gross expenses to average net assets[10]	3.98%[8]	4.29%	3.87%	5.02%[8]

Ratio of net investment income to average net assets[3]	0.27%[8]	0.31%	0.68%	0.28%[8]

Portfolio turnover	66%[7]	103%	84%	81%

Net assets end of period (000’s) omitted	$33	$39	$31	$43

41

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

					For the fiscal
	For the six				period ended
	months ended	For the fiscal years ended December 31,			December 31,
	June 30, 2020
Class I	(unaudited)	2019	2018	2017	2016[11]

Net Asset Value, Beginning of Period	$11.05	$9.51	$12.35	$10.05	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.03 [4]	0.07	0.11	0.06	0.01

Net realized and unrealized gain (loss) on investments	(0.55)	1.53	(2.33)	3.23	0.04

Total income (loss) from investment operations	(0.52)	1.60	(2.22)	3.29	0.05

Less Distributions to Shareholders from:

Net investment income	—	(0.05)	(0.06)	(0.16)	—

Net realized gain on investments	—	—	(0.56)	(0.83)	—

Paid in capital	—	(0.01)	—	—	—
Total distributions to shareholders	—	(0.06)	(0.62)	(0.99)	—

Net Asset Value, End of Period	$10.53	$11.05	$9.51	$12.35	$10.05

Total Return[3,6]	(4.71)%[7]	16.83%	(17.90)%	32.85%	0.50%[7]

Ratio of net expenses to average net assets	1.25%[8]	1.27%[9]	1.27%	1.25%	1.34%[8]

Ratio of gross expenses to average net assets[10]	3.58%[8]	3.89%	3.47%	4.59%	7.09%[8,12]

Ratio of net investment income to average net assets[3]	0.67%[8]	0.71%	1.08%	0.53%	1.27%[8]

Portfolio turnover	66%[7]	103%	84%	81%	0%[7]

Net assets end of period (000’s) omitted	$295	$310	$273	$13	$10

42

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

					For the fiscal
	For the six				period ended
	months ended	For the fiscal years ended December 31,			December 31,
	June 30, 2020
Class Z	(unaudited)	2019	2018	2017	2016[11]

Net Asset Value, Beginning of Period	$11.05	$9.51	$12.35	$10.05	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.03 [4]	0.07	0.12	0.06	0.01

Net realized and unrealized gain (loss) on investments	(0.56)	1.53	(2.34)	3.23	0.04

Total income (loss) from investment operations	(0.53)	1.60	(2.22)	3.29	0.05

Less Distributions to Shareholders from:

Net investment income	—	(0.05)	(0.06)	(0.16)	—

Net realized gain on investments	—	—	(0.56)	(0.83)	—

Paid in capital	—	(0.01)	—	—	—
Total distributions to shareholders	—	(0.06)	(0.62)	(0.99)	—

Net Asset Value, End of Period	$10.52	$11.05	$9.51	$12.35	$10.05

Total Return[3,6]	(4.80)%[7]	16.83%	(17.90)%	32.85%	0.50%[7]

Ratio of net expenses to average net assets	1.25%[8]	1.27%[9]	1.27%	1.25%	1.34%[8]

Ratio of gross expenses to average net assets[10]	3.58%[8]	3.89%	3.47%	4.59%	7.09%[8,12]

Ratio of net investment income to average net assets[3]	0.67%[8]	0.71%	1.08%	0.53%	1.27%[8]

Portfolio turnover	66%[7]	103%	84%	81%	0%[7]

Net assets end of period (000’s) omitted	$5,037	$5,473	$5,513	$6,850	$4,237

[1]	Commencement of operations was on February 27, 2017.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.01), $0.01 and $0.01 for Class N, Class I and Class Z, respectively.

[5]	Less than $(0.005) per share.

[6]	The total return is calculated using the published Net Asset Value as of period end.

[7]	Not annualized.

[8]	Annualized.

[9]	Includes interest expense totaling 0.02% relating to interfund lending and bank overdrafts.

[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Commencement of operations was on December 15, 2016.

[12]	Ratio does not reflect the annualization of audit, excise tax and organization expenses.

43

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

			For the fiscal
	For the six		period ended
	months ended	For the fiscal year ended December 31,	December 31,
	June 30, 2020
Class N	(unaudited)	2019	2018[1]

Net Asset Value, Beginning of Period	$10.84	$7.95	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.01	0.04	0.00 [4]

Net realized and unrealized gain (loss) on investments	(1.25)	2.95	(2.05)

Total income (loss) from investment operations	(1.24)	2.99	(2.05)

Less Distributions to Shareholders from:
Net investment income	—	(0.10)	—

Net Asset Value, End of Period	$9.60	$10.84	$7.95

Total Return[3,5]	(11.44)%[6]	37.60%	(20.50)%[6]

Ratio of net expenses to average net assets	1.25%[7]	1.27%[8]	1.25%[7]

Ratio of gross expenses to average net assets[9]	7.76%[7]	7.45%	11.67%[7,10]

Ratio of net investment income to average net assets[3]	0.13%[7]	0.42%	0.07%[7]

Portfolio turnover	23%[6]	80%	22%[6]

Net assets end of period (000’s) omitted	$41	$44	$24

44

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

			For the fiscal
	For the six		period ended
	months ended	For the fiscal year ended December 31,	December 31,
	June 30, 2020
Class I	(unaudited)	2019	2018[1]

Net Asset Value, Beginning of Period	$10.85	$7.96	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.02	0.06	0.02

Net realized and unrealized gain (loss) on investments	(1.25)	2.96	(2.06)

Total income (loss) from investment operations	(1.23)	3.02	(2.04)

Less Distributions to Shareholders from:
Net investment income	—	(0.13)	—

Net Asset Value, End of Period	$9.62	$10.85	$7.96

Total Return[3,5]	(11.34)%[6]	37.96%	(20.40)%[6]

Ratio of net expenses to average net assets	1.00%[7]	1.02%[8]	1.00%[7]

Ratio of gross expenses to average net assets[9]	7.51%[7]	7.20%	11.42%[7,10]

Ratio of net investment income to average net assets[3]	0.38%[7]	0.67%	0.32%[7]

Portfolio turnover	23%[6]	80%	22%[6]

Net assets end of period (000’s) omitted	$29	$33	$24

45

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

			For the fiscal
	For the six		period ended
	months ended	For the fiscal year ended December 31,	December 31,
	June 30, 2020
Class Z	(unaudited)	2019	2018[1]

Net Asset Value, Beginning of Period	$10.86	$7.96	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.02	0.06	0.02

Net realized and unrealized gain (loss) on investments	(1.26)	2.97	(2.06)

Total income (loss) from investment operations	(1.24)	3.03	(2.04)

Less Distributions to Shareholders from:

Net investment income	—	(0.13)	—

Net Asset Value, End of Period	$9.62	$10.86	$7.96

Total Return[3,5]	(11.42)%[6]	38.09%	(20.40)%[6]

Ratio of net expenses to average net assets	1.00%[7]	1.02%[8]	1.00%[7]

Ratio of gross expenses to average net assets[9]	7.51%[7]	7.20%	11.42%[7,10]

Ratio of net investment income to average net assets[3]	0.38%[7]	0.67%	0.32%[7]

Portfolio turnover	23%[6]	80%	22%[6]

Net assets end of period (000’s) omitted	$1,740	$2,032	$1,443

[1]	Commencement of operations was on May 31, 2018.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Less than $0.005 per share.

[5]	The total return is calculated using the published Net Asset Value as of period end.

[6]	Not annualized.

[7]	Annualized.

[8]	Includes interest expense on interfund lending and excise tax expense totaling 0.02%.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Ratio does not reflect the annualization of audit, registration and organization expenses.

46

Notes to Financial Statements (unaudited) June 30, 2020

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG TimesSquare Small Cap Growth Fund (“Small Cap”), AMG TimesSquare Mid Cap Growth Fund (“Mid Cap”), AMG TimesSquare International Small Cap Fund (“International Small Cap”), AMG TimesSquare Emerging Markets Small Cap Fund (“Emerging Markets Small Cap”) and AMG TimesSquare Global Small Cap Fund (“Global Small Cap”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Each Fund offers Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective March 1, 2019, Small Cap was reopened to new investors. Please refer to a current prospectus for additional information.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is

47

Notes to Financial Statements (continued)

assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap and Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the six months ended June 30, 2020, the impact on the expenses and expense ratios, if any, were as follows: Small Cap - $58,947 or 0.01% and Mid Cap - $63,325 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses, tax equalization utilized, disallowed expenses, redemptions in-kind and return of capital. Temporary differences are due to mark-to-market on passive foreign investment companies, wash sale loss deferrals, qualified late-year losses deferred, capital loss carryovers, and distributions received from investments in certain partnerships.

At June 30, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Small Cap	$359,721,330	$106,536,371	$(17,069,829)	$89,466,542

Mid Cap	1,221,944,856	633,847,141	(13,147,781)	620,699,360

International Small Cap	902,433,684	139,978,999	(98,068,376)	41,910,623

Emerging Markets Small Cap	4,836,628	867,176	(254,240)	612,936

Global Small Cap	1,713,575	240,576	(162,793)	77,783

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for

48

Notes to Financial Statements (continued)

which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term	Total

International Small Cap	$85,356,993	$54,894,664	$140,251,657

Emerging Markets Small Cap	125,682	186,311	311,993

Global Small Cap	35,577	26,903	62,480

As of December 31, 2019, Small Cap and Mid Cap had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the six months ended June 30, 2020, Small Cap transferred securities and cash to certain shareholders in connection with a redemption in-kind transaction in the amount of $13,074,351. For the fiscal year ended December 31, 2019, Small Cap and International Small Cap transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $281,724,693 and $22,929,233, respectively. For the purposes of U.S. GAAP, the transactions were treated as sales of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Prior to March 1, 2019, International Small Cap and Emerging Markets Small Cap deducted a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurred within 60 days of the purchase of those shares. For the fiscal year ended December 31, 2019, International Small Cap had redemption fees amounting to $2,655. These amounts are netted against the cost of shares repurchased. For the fiscal year ended December 31, 2019, Emerging Markets Small Cap received no redemption fees.

For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019, the capital stock transactions by class for the Funds were as follows:

		Small Cap				Mid Cap
	June 30, 2020		December 31, 2019		June 30, 2020		December 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	574,383	$6,685,326	905,278	$13,055,000	6,812,784	$115,727,655	9,809,288	$179,985,713

Reinvestment of distributions	—	—	819,363	11,192,499	—	—	4,015,288	70,387,987

Cost of shares repurchased	(1,748,253)	(22,908,608)	(2,328,867)	(33,570,961)	(5,557,783)	(93,002,470)	(9,560,066)	(177,065,853)

Net increase (decrease)	(1,173,870)	$(16,223,282)	(604,226)	$(9,323,462)	1,255,001	$22,725,185	4,264,510	$73,307,847

Class I:

Proceeds from sale of shares	980,040	$13,568,661	1,681,977	$25,010,540	1,761,827	$29,928,228	4,401,134	$85,873,380

Reinvestment of distributions	—	—	84,503	1,201,633	—	—	3,511,970	63,882,738

Cost of shares repurchased	(1,145,307)	(14,301,903)	(14,826,800)	(227,352,813)	(4,513,969)	(78,146,041)	(5,006,169)	(94,671,055)

Net increase (decrease)	(165,267)	$(733,242)	(13,060,320)	$(201,140,640)	(2,752,142)	$(48,217,813)	2,906,935	$55,085,063

Class Z:
Proceeds from sale of shares	4,024,323	$52,274,317	3,505,845	$52,326,072	3,844,109	$66,062,402	6,593,529	$126,622,266
Reinvestment of distributions	—	—	2,754,888	39,229,609	—	—	6,367,710	116,083,352
Cost of shares repurchased	(7,006,231)	(88,542,596)[1]	(28,558,852)	(443,646,632)[2]	(9,102,319)	(157,653,161)	(25,593,054)	(498,763,146)

Net decrease	(2,981,908)	$(36,268,279)	(22,298,119)	$(352,090,951)	(5,258,210)	$(91,590,759)	(12,631,815)	$(256,057,528)

1 Includes redemption in-kind in the amount of $13,074,351.

2 Includes redemption in-kind in the amount of $281,724,693.

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Notes to Financial Statements (continued)

		International Small Cap				Emerging Markets Small Cap

	June 30, 2020		December 31, 2019		June 30, 2020		December 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	482,417	$6,648,981	1,014,625	$14,806,211	247	$2,000	739	$7,750

Reinvestment of distributions	—	—	64,114	1,045,702	—	—	8	87

Cost of shares repurchased	(1,805,133)	(23,400,159)	(3,723,202)	(54,038,359)	(662)	(6,476)	(482)	(5,103)

Net increase (decrease)	(1,322,716)	$(16,751,178)	(2,644,463)	$(38,186,446)	(415)	$(4,476)	265	$2,734

Class I:

Proceeds from sale of shares	11,308,914	$143,155,049	14,704,599	$209,796,429	—	—	—	—

Reinvestment of distributions	—	—	650,752	10,626,788	—	—	152	$1,645

Cost of shares repurchased	(14,745,695)	(186,824,805)	(17,123,427)	(250,520,336)	—	—	(840)	(8,091)

Net decrease	(3,436,781)	$(43,669,756)	(1,768,076)	$(30,097,119)	—	—	(688)	$(6,446)

Class Z:

Proceeds from sale of shares	4,193,741	$57,818,307	3,426,838	$50,299,126	1,610	$16,719	296	$3,000

Reinvestment of distributions	—	—	440,172	7,192,415	—	—	1,875	20,215

Cost of shares repurchased	(5,781,703)	(82,319,920)	(8,369,040)	(127,801,279)[1]	(18,240)	(175,959)	(86,865)	(891,732)

Net decrease	(1,587,962)	$(24,501,613)	(4,502,030)	$(70,309,738)	(16,630)	$(159,240)	(84,694)	$(868,517)

[1]	Includes redemption in-kind in the amount of $22,929,233.

		Global Small Cap

	June 30, 2020		December 31, 2019
	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	201	$2,000	1,041	$10,000

Reinvestment of distributions	—	—	37	400

Net increase	201	$2,000	1,078	$10,400

Class I:

Reinvestment of distributions	—	—	37	$396

Class Z:

Proceeds from sale of shares	2,276	$19,500	84,055	$809,220

Reinvestment of distributions	—	—	2,245	24,397

Cost of shares repurchased	(8,691)	(70,202)	(80,326)	(773,537)

Net increase (decrease)	(6,415)	$(50,702)	5,974	$60,080

At June 30, 2020, certain shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Emerging Markets Small Cap -three own 53%; Global Small Cap - three own 75%. Transactions by these shareholders may have a material impact on the Funds.

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Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At June 30, 2020, the market value of Repurchase Agreements outstanding for Small Cap, Mid Cap, International Small Cap, Emerging Markets Small Cap and Global Small Cap were $23,101,967, $17,128,906, $39,266,611, $161,256 and $29,319, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended June 30,

2020, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Small Cap	0.79%

Mid Cap	0.79%

International Small Cap	0.75%

Emerging Markets Small Cap	0.95%

Global Small Cap	0.70%

The Investment Manager has contractually agreed, through at least May 1, 2021, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap, Mid Cap, International Small Cap, Emerging Markets Small Cap and Global Small Cap to the annual rate of 0.99%, 1.13%, 1.05%, 1.25% and 1.00%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At June 30, 2020, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Small Cap	Emerging Markets Small Cap	Global Small Cap

Less than 1 year	—	$164,172	$19,624

1-2 years	—	150,211	186,053

2-3 years	$52,957	147,366	118,900

Total	$52,957	$461,749	$324,577

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration

51

Notes to Financial Statements (continued)

and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of Emerging Markets Small Cap and Global Small Cap, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Emerging Markets Small Cap and Global Small Cap may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Emerging Markets Small Cap and Global Small Cap’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of Emerging Markets Small Cap and Global Small Cap’s average daily net assets attributable to the Class N shares.

For each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended June 30, 2020, were as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred

Small Cap

Class N	0.20%	0.20%

Class I	0.10%	0.08%

Mid Cap

Class N	0.20%	0.20%

Class I*	0.05%	0.08%

International Small Cap

Class N	0.25%	0.25%

Class I	0.10%	0.08%

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred

Emerging Markets Small Cap

Class N	0.15%	0.15%

Class I	0.15%	—

Global Small Cap

Class N	0.15%	—

Class I	0.15%	—

*	Prior to May 1, 2020, the maximum annual amount approved was 0.10%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively. At June 30, 2020, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the six months ended June 30, 2020:

	Average	Number	Interest	Average
Fund	Lent	of Days	Earned	Interest Rate

Mid Cap	$3,600,142	1	$195	1.980%

International Small Cap	5,820,000	2	768	2.408%

	Average	Number	Interest	Average
Fund	Borrowed	of Days	Paid	Interest Rate

Small Cap	$1,128,565	1	$76	2.465%

International Small Cap	2,965,886	3	342	1.403%

Emerging Markets Small Cap	164,158	5	56	2.478%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended June 30, 2020, were as follows:

52

Notes to Financial Statements (continued)

	Long Term Securities

Fund	Purchases	Sales

Small Cap	$149,347,292	$186,996,330

Mid Cap	735,392,224	827,405,389

International Small Cap	304,577,918	383,678,392

Emerging Markets Small Cap	3,291,811	3,741,156

Global Small Cap	415,403	472,699

The Funds had no purchases or sales of U.S. Government Obligations during the six months ended June 30, 2020.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at June 30, 2020, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Small Cap	$80,051,623	$23,101,967	$58,547,338	$81,649,305

Mid Cap	129,715,215	17,128,906	113,303,645	130,432,551

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

International Small Cap	$44,812,205	39,266,611	$7,024,808	$46,291,419

Emerging Markets Small Cap	267,060	161,256	111,892	273,148

Global Small Cap	70,207	29,319	42,628	71,947

The following table summarizes the securities received as collateral for securities lending at June 30, 2020:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap	U.S. Treasury Obligations	0.000%-8.000%	07/09/20-08/15/49

Mid Cap	U.S. Treasury Obligations	0.000%-8.000%	07/09/20-08/15/49

International Small Cap	U.S. Treasury Obligations	0.000%-8.125%	07/09/20-08/15/49

Emerging Markets Small Cap	U.S. Treasury Obligations	0.010%-8.000%	07/31/20-08/15/49

Global Small Cap	U.S. Treasury Obligations	0.000%-8.000%	07/09/20-08/15/49

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

53

Notes to Financial Statements (continued)

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of June 30, 2020:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of
	Assets Presented in		Net
	the Statement of	Offset	Asset	Collateral	Net
Fund	Assets and Liabilities	Amount	Balance	Received	Amount

Small Cap

Cantor Fitzgerald Securities, Inc.	$5,104,808	—	$5,104,808	$5,104,808	—

Citadel Securities LLC	2,598,731	—	2,598,731	2,598,731	—

Citigroup Global Markets, Inc.	5,486,736	—	5,486,736	5,486,736	—

Industrial and Commercial Bank of China Financial Services LLC	1,311,610	—	1,311,610	1,311,610	—

RBC Dominion Securities, Inc.	3,152,835	—	3,152,835	3,152,835	—

State of Wisconsin Investment

Board	5,447,247	—	5,447,247	5,447,247	—

Total	$23,101,967	—	$23,101,967	$23,101,967	—

Mid Cap

Cantor Fitzgerald Securities, Inc.	$3,785,019	—	$3,785,019	$3,785,019	—

Citadel Securities LLC	2,161,402	—	2,161,402	2,161,402	—

Citigroup Global Markets, Inc.	4,068,129	—	4,068,129	4,068,129	—

RBC Dominion Securities, Inc.	3,076,373	—	3,076,373	3,076,373	—

State of Wisconsin Investment Board	4,037,983	—	4,037,983	4,037,983	—

Total	$17,128,906	—	$17,128,906	$17,128,906	—

International Small Cap

Amherst Pierpont Securities LLC	$1,448,314	—	$1,448,314	$1,448,314	—

Cantor Fitzgerald Securities, Inc.	8,677,240	—	8,677,240	8,677,240	—

Citadel Securities LLC	4,068,070	—	4,068,070	4,068,070	—

Citigroup Global Markets, Inc.	9,325,852	—	9,325,852	9,325,852	—

Industrial and Commercial Bank of China Financial Services LLC	2,229,497	—	2,229,497	2,229,497	—

RBC Dominion Securities, Inc.	4,260,469	—	4,260,469	4,260,469	—

State of Wisconsin Investment

Board	9,257,169	—	9,257,169	9,257,169	—

Total	$39,266,611	—	$39,266,611	$39,266,611	—

Emerging Markets Small Cap

Citibank N.A.	$161,256	—	$161,256	$161,256	—

54

Notes to Financial Statements (continued)

Gross Amount Not Offset in the
Statement of Assets and Liabilities
Gross Amounts of
	Assets Presented in		Net
	the Statement of	Offset	Asset	Collateral	Net
Fund	Assets and Liabilities	Amount	Balance	Received	Amount
Global Small Cap
Citibank N.A.	$29,319	—	$29,319	$29,319	—

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

55

Annual Renewal of Investment Management and Subadvisory Agreements

At a meeting held via telephone and video conference on June 25, 2020,[1] the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreements and annual consideration of the Subadvisory Agreements thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreements. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio

56

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Funds and its discussions with the Subadviser’s management regarding the factors that contributed to the performance of the Funds.

With respect to AMG TimesSquare Mid Cap Growth Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was above the median performance of the Peer Group and above, above, above, and below, respectively, the performance of the Fund Benchmark, the Russell Midcap® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that Class Z shares of the Fund ranked within the top quintile of the Peer Group for the 1-year period and within the top third of the Peer Group for the 3-year and 5-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG TimesSquare Small Cap Growth Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was below, above, below, and above, respectively, the median performance of the Peer Group and below, above, above, and above, respectively, the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance relative to the Peer Group and Fund Benchmark. The Trustees also noted that Class Z shares of the Fund outperformed the median of the Peer Group for the 3-year and 10-year periods and outperformed the Fund Benchmark for the 3-year, 5-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG TimesSquare International Small Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund with that inception date) for the 1-year, 3-year and 5-year periods ended March 31, 2020 and for the period from the Fund’s inception on January 2, 2013 through March 31, 2020 was below, below, below, and above, respectively, the median performance of the Peer Group and below, below, below, and above, respectively, the performance of the Fund Benchmark, the MSCI EAFE Small Cap Index. The Trustees took into account the reasons for the Fund’s recent underperformance relative to the Fund Benchmark and Peer Group and noted that the performance of Class Z shares of the Fund remains ahead of the Fund Benchmark and Peer Group for the period from inception through March 31, 2020. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG TimesSquare Emerging Markets Small Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2020 and for the period from the Fund’s inception on December 14, 2016 through March 31, 2020 was below the median performance of the Peer Group and above the performance of the Fund Benchmark, the MSCI Emerging Markets Small Cap Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund outperformed the Fund Benchmark for all relevant time periods and the reasons for such outperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG TimesSquare Global Small Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period ended March 31, 2020 and for the period from the Fund’s inception on May 30, 2018 through March 31, 2020 was below the median performance of the Peer Group and above the performance of the Fund Benchmark, the MSCI World Small Cap Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund outperformed the Fund Benchmark for all relevant time periods and the reasons for such outperformance. The Trustees concluded that the

Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the change in shareholder servicing fee rates that was implemented during the past year for Class I shares of AMG TimesSquare Mid Cap Growth Fund. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments made or to be made from the Subadviser to the Investment Manager, and other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset level of each Fund, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would

57

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to each Fund and the resulting profitability from the relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreements. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG TimesSquare Mid Cap Growth Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class Z shares of the Fund as of March 31, 2020 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.13%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds and key competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG TimesSquare Small Cap Growth Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class Z shares of the Fund as of March 31, 2020 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.99%. The Trustees also took into account management’s discussion of the Fund’s expenses. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG TimesSquare International Small Cap Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2020 were lower and higher, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees also took into account management’s discussion of the Fund’s expenses. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.25%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the Fund’s small size relative to its peer universe. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG TimesSquare Global Small Cap Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class Z shares of the Fund as of March 31, 2020 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.00%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds and the Fund’s small size relative to its peer universe. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and Subadvisory Agreements: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and each

With respect to AMG TimesSquare Emerging Markets Small Cap Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class Z shares of the Fund as of March 31, 2020 were both higher than the average for the Fund’s Peer

58

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreements would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 25, 2020, the Trustees, and

separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

[1] The Trustees determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The

Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the June 25, 2020 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Trustees who are not “interested persons” of AMG Funds, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

59

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 19, 2020, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

60

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

TimesSquare Capital Management, LLC

7 Times Square

42nd Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Christine C. Carsman

Edward J. Kaier

Kurt Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria Sassine

Thomas R. Schneeweis

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Emerging Markets Equity

AMG GW&K EmergingWealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	063020 SAR012

SEMI-ANNUAL REPORT

AMG Funds

June 30, 2020

AMG GW&K Global Allocation Fund
(formerly AMG Chicago Equity Partners Balanced Fund)

Class N: MBEAX	Class I: MBESX	Class Z: MBEYX

AMG GW&K Enhanced Core Bond ESG Fund

Class N: MFDAX	Class I: MFDSX	Class Z: MFDYX

AMG GW&K Municipal Bond Fund

Class N: GWMTX	Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX	Class I: GWMEX	Class Z: GWMZX

AMG GW&K Small Cap Core Fund

Class N: GWETX	Class I: GWEIX	Class Z: GWEZX

AMG GW&K Small/Mid Cap Fund

Class N: GWGVX	Class I: GWGIX	Class Z: GWGZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	063020	SAR019

AMG Funds Semi-Annual Report — June 30, 2020 (unaudited)

TABLE OF CONTENTS	PAGE

ABOUT YOUR FUND’S EXPENSES	2

FUND PERFORMANCE	4

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund)	6

AMG GW&K Enhanced Core Bond ESG Fund	13

AMG GW&K Municipal Bond Fund	18

AMG GW&K Municipal Enhanced Yield Fund	24

AMG GW&K Small Cap Core Fund	28

AMG GW&K Small/Mid Cap Fund	32

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	35
Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	39
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	41
Detail of changes in assets for the past two fiscal periods

Financial Highlights	44
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	61
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

OTHER INFORMATION	70

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	71

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	76

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2020	Expense Ratio for the Period	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*
AMG GW&K Global Allocation Fund

Based on Actual Fund Return
Class N	1.08%	$1,000	$976	$5.30
Class I	0.93%	$1,000	$977	$4.57
Class Z	0.83%	$1,000	$977	$4.08

Based on Hypothetical 5% Annual Return
Class N	1.08%	$1,000	$1,019	$5.42
Class I	0.93%	$1,000	$1,020	$4.67
Class Z	0.83%	$1,000	$1,021	$4.17
AMG GW&K Enhanced Core Bond ESG Fund

Based on Actual Fund Return
Class N	0.73%	$1,000	$1,055	$3.73
Class I	0.55%	$1,000	$1,054	$2.81
Class Z	0.48%	$1,000	$1,056	$2.45

Based on Hypothetical 5% Annual Return
Class N	0.73%	$1,000	$1,021	$3.67
Class I	0.55%	$1,000	$1,022	$2.77
Class Z	0.48%	$1,000	$1,022	$2.41

Six Months Ended June 30, 2020	Expense Ratio for the Period	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*
AMG GW&K Municipal Bond Fund

Based on Actual Fund Return
Class N	0.71%	$1,000	$1,019	$3.56
Class I	0.39%	$1,000	$1,022	$1.96

Based on Hypothetical 5% Annual Return
Class N	0.71%	$1,000	$1,021	$3.57
Class I	0.39%	$1,000	$1,023	$1.96
AMG GW&K Municipal Enhanced Yield Fund

Based on Actual Fund Return
Class N	0.99%	$1,000	$1,000	$4.92
Class I	0.64%	$1,000	$1,002	$3.19
Class Z	0.59%	$1,000	$1,002	$2.94

Based on Hypothetical 5% Annual Return
Class N	0.99%	$1,000	$1,020	$4.97
Class I	0.64%	$1,000	$1,022	$3.22
Class Z	0.59%	$1,000	$1,022	$2.97

About Your Fund’s Expenses (continued)

Six Months Ended June 30, 2020	Expense Ratio for the Period	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*
AMG GW&K Small Cap Core Fund

Based on Actual Fund Return
Class N	1.30%	$1,000	$899	$6.14
Class I	0.95%	$1,000	$900	$4.49
Class Z	0.90%	$1,000	$901	$4.25

Based on Hypothetical 5% Annual Return
Class N	1.30%	$1,000	$1,018	$6.52
Class I	0.95%	$1,000	$1,020	$4.77
Class Z	0.90%	$1,000	$1,020	$4.52
AMG GW&K Small/Mid Cap Fund

Based on Actual Fund Return
Class N	1.10%	$1,000	$945	$5.32
Class I	0.95%	$1,000	$945	$4.59
Class Z	0.85%	$1,000	$946	$4.11

Based on Hypothetical 5% Annual Return
Class N	1.10%	$1,000	$1,019	$5.52
Class I	0.95%	$1,000	$1,020	$4.77
Class Z	0.85%	$1,000	$1,021	$4.27

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Fund Performance (unaudited) Periods ended June 30, 2020

The table below shows the average annual total returns for the periods indicated for each Fund, as well as each Fund’s relative index for the same time periods ended June 30, 2020.

Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Global Allocation Fund[2,3,4,5,6,7,8]

Class N	(2.44%)	2.89%	5.87%	8.75%	7.63%	01/02/97

Class I	(2.33%)	3.03%	6.04%	—	7.87%	11/30/12

Class Z	(2.28%)	3.14%	6.13%	9.02%	8.00%	01/02/97

60% MSCI ACWI/40% Bloomberg Barclays Global Aggregate Bond Index 20, 21	(1.84%)	3.91%	5.65%	6.87%	—	01/02/97	†

MSCI ACWI Index [20]	(6.25%)	2.11%	6.46%	9.16%	—	01/02/97	†

Bloomberg Barclays Global Aggregate Bond Index[21]	2.98%	4.22%	3.56%	2.81%	—	01/02/97	†
AMG GW&K Enhanced Core Bond ESG Fund[2,3,4,5,6,9,10,11]

Class N	5.45%	8.30%	3.58%	4.12%	5.44%	01/02/97

Class I	5.43%	8.37%	3.74%	—	3.24%	11/30/12

Class Z	5.57%	8.55%	3.83%	4.37%	5.81%	01/02/97

Bloomberg Barclays U.S. Aggregate Bond Index[22]	6.14%	8.74%	4.30%	3.82%	5.29%	01/02/97	†
AMG GW&K Municipal Bond Fund[2,4,6,12,13,14]

Class N	1.93%	3.75%	3.31%	3.85%	4.26%	06/30/09

Class I	2.16%	4.06%	3.68%	4.28%	4.71%	06/30/09

Bloomberg Barclays 10-Year Municipal Bond Index[23]	2.47%	4.74%	4.16%	4.47%	4.92%	06/30/09	†
AMG GW&K Municipal Enhanced Yield Fund[2,4,6,9,12,13,14,15,16]

Class N	(0.02%)	2.96%	4.76%	5.51%	6.42%	07/27/09

Class I	0.18%	3.34%	5.20%	5.95%	4.86%	12/30/05

Class Z	0.20%	3.38%	—	—	5.80%	02/24/17

Bloomberg Barclays U.S. Municipal Bond BAA Index[24]	(2.05%)	0.98%	4.40%	4.85%	3.96%	12/30/05	†
AMG GW&K Small Cap Core Fund[2,6,7,17,18]

Class N	(10.12%)	(1.41%)	5.94%	11.86%	7.70%	12/10/96

Class I	(9.98%)	(1.07%)	6.32%	12.30%	12.33%	07/27/09

Class Z	(9.94%)	(1.02%)	—	—	4.81%	02/24/17

Russell 2000® Index[25]	(12.98%)	(6.63%)	4.29%	10.50%	7.47%	12/10/96	†
AMG GW&K Small/Mid Cap Fund[2,6,7,17,18,19]

Class N	(5.53%)	2.07%	—	—	6.55%	02/24/17

Class I	(5.52%)	2.16%	5.15%	—	5.15%	06/30/15

Class Z	(5.44%)	2.24%	—	—	6.79%	02/24/17

Russell 2500® Index[26]	(11.05%)	(4.70%)	5.41%	11.46%	5.41%	06/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Funds and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects the inception date of the Fund, not the index.

* Not annualized.

[1] Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2020. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[4] The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6] Market prices of investments held by the Fund may fall

Fund Performance Periods ended June 30, 2020 (continued)

rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8] The Fund’s investments may not be allocated in the best performing asset classes.

[9] High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[10] Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[11]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[12] Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[13] Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[14] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[15] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[16]  The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[17]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[18]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[19]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[20]  The MSCI All Country World Index (ACWI) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, the MSCI All Country World Index (ACWI) is unmanaged, is not available for investment and does not incur expenses.

[21]  The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Unlike the Fund, the Bloomberg Barclays Global Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

[22]  The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

[23]  The Bloomberg Barclays 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond Index. It is a rules based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg Barclays 10-Year Municipal Bond Index is

unmanaged, is not available for investment and does not incur expenses.

[24]  The Bloomberg Barclays U.S. Municipal Bond BAA Index is a subset of the Bloomberg Barclays U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg Barclays U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg Barclays U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

[25] The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

[26] The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance. Unlike the Fund, the Russell 2500® Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank PLC (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

All MSCI data is provided “as is”. The products described here in are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described here in. Copying or redistributing the MSCI data is strictly prohibited. All holdings and sector/region allocations are subject to review and adjustment in accordance with the Fund’s investment strategy and may vary in the future, and should not be considered recommendations to buy or sell any security.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Global Allocation Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	19.8

Information Technology	16.7

Consumer Discretionary	14.0

Financials	13.5

U.S. Government and Agency Obligations	10.6

Health Care	7.1

Communication Services	3.7

Utilities	1.9

Real Estate	1.8

Consumer Staples	1.7

Municipal Bonds	1.6

Foreign Government Obligations	1.5

Supranational Banks	1.2

Short-Term Investments	5.5

Other Assets Less Liabilities	(0.6)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	34.9

Aaa/AAA	4.8

Aa/AA	11.2

A	10.9

Baa/BBB	23.3

Ba/BB	14.4

B	0.5

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Goosehead Insurance, Inc., Class A	2.0

PayPal Holdings, Inc.	2.0

Adyen, N.V. (Netherlands)	2.0

HDFC Bank, Ltd., ADR (India)	2.0

Tencent Holdings, Ltd. (China)	2.0

TAL Education Group, ADR (China)	2.0

IDEXX Laboratories, Inc.	1.9

Infineon Technologies AG (Germany)	1.9

AIA Group, Ltd. (Hong Kong)	1.9

ServiceNow, Inc.	1.9

Top Ten as a Group	19.6

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 64.9%

Communication Services - 3.7%

Alphabet, Inc., Class A*	1,738	$2,464,571

Tencent Holdings, Ltd. (China)	43,000	2,755,350

Total Communication Services		5,219,921

Consumer Discretionary - 14.0%

Alibaba Group Holding, Ltd. (China)*	91,100	2,458,224

Amazon.com, Inc.*	954	2,631,914

Huazhu Group Ltd., ADR (China)[1]	64,880	2,274,044

LVMH Moet Hennessy Louis Vuitton SE (France)	5,760	2,543,001

MakeMyTrip, Ltd. (India)*	150,881	2,311,497

Moncler SpA (Italy)*	59,950	2,305,279

Sands China, Ltd. (Macau)	562,400	2,215,428

TAL Education Group, ADR (China)*	40,160	2,746,141

Total Consumer Discretionary		19,485,528

Consumer Staples - 1.7%

Kusuri no Aoki Holdings Co., Ltd. (Japan)[1]	29,400	2,311,214

Financials - 7.4%

AIA Group, Ltd. (Hong Kong)	286,400	2,680,018

CME Group, Inc.	12,980	2,109,769

Goosehead Insurance, Inc., Class A*,1	37,295	2,803,092

HDFC Bank, Ltd., ADR (India)	60,940	2,770,333

Total Financials		10,363,212

Health Care - 7.1%

IDEXX Laboratories, Inc.*	8,160	2,694,106

STERIS PLC	16,150	2,478,056

UnitedHealth Group, Inc.	7,940	2,341,903

Zoetis, Inc.	17,880	2,450,275

Total Health Care		9,964,340

Industrials - 10.8%

Casella Waste Systems, Inc., Class A*	49,810	2,596,097

HEICO Corp., Class A	27,760	2,255,222

MISUMI Group, Inc. (Japan)	95,700	2,402,873

Roper Technologies, Inc.	6,830	2,651,816

SiteOne Landscape Supply, Inc.*	22,930	2,613,332

Verisk Analytics, Inc.	15,220	2,590,444

Total Industrials		15,109,784

Information Technology - 16.7%

Adyen, N.V. (Netherlands)*,2	1,913	2,784,347

ANSYS, Inc.*	8,750	2,552,638

Black Knight, Inc.*	32,700	2,372,712

Halma PLC (United Kingdom)	87,250	2,485,762

Infineon Technologies AG (Germany)	114,890	2,692,111

	Shares	Value

Mastercard, Inc., Class A	8,360	$2,472,052

PayPal Holdings, Inc.*	16,060	2,798,134

ServiceNow, Inc.*	6,590	2,669,345

Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	43,030	2,442,813

Total Information Technology		23,269,914

Real Estate - 1.8%

American Tower Corp., REIT	9,770	2,525,936

Utilities - 1.7%

NextEra Energy, Inc.	9,870	2,370,478

Total Common Stocks (Cost $77,652,789)		90,620,327

	Principal Amount

Corporate Bonds and Notes - 16.5%

Financials - 6.1%

American Tower Corp. 4.400%, 02/15/26	$251,000	290,361

Bank of America Corp.
Series MM (4.300% to 01/28/25 then 3 month LIBOR + 2.664%)
4.300%, 01/28/25[3,4,5]	185,000	166,250

The Bank of New York Mellon Corp.
Series F (4.625% to 09/20/26 then 3 month LIBOR + 3.131%)
4.625%, 09/20/26[4,5]	492,000	487,203

Boston Properties, LP 3.400%, 06/21/29	258,000	284,980

The Charles Schwab Corp.
Series G (5.375% to 06/01/25 then U.S. Treasury Yield Curve CMT 5 year + 4.971%)
5.375%, 06/01/25[3,4,5]	621,000	664,979

CIT Group, Inc. 6.125%, 03/09/28	206,000	222,777

Citigroup, Inc.
Series V (4.700% to 01/30/25 then SOFRRATE + 3.234%) 4.700%, 01/30/25[3,4,5]	334,000	297,469

CME Group, Inc. 3.750%, 06/15/28	240,000	288,546

Crown Castle International Corp. 4.000%, 03/01/27	252,000	286,830

Fifth Third Bancorp
(5.100% to 06/30/23 then 3 month LIBOR + 3.033%)
5.100%, 06/30/23[3,4,5]	363,000	318,680

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Financials - 6.1% (continued)

The Goldman Sachs Group, Inc.
Series S (4.400% to 02/10/25 then U.S. Treasury Yield Curve CMT 5 year + 2.850%)
4.400%, 02/10/25[1,3,4,5]	$660,000	$588,225

Iron Mountain US Holdings, Inc. 5.375%, 06/01/26[2]	225,000	226,926

JPMorgan Chase & Co.
Series HH (4.600% to 02/01/25 then SOFRRATE + 3.125%)
4.600%, 02/01/25[3,4,5]	364,000	325,325

M&T Bank Corp.
Series G (5.000% to 08/01/24 then U.S. Treasury Yield Curve CMT 5 year + 3.174%)
5.000%, 08/01/24[3,4,5]	595,000	585,662

Morgan Stanley, GMTN
(4.431% to 01/23/29 then 3 month LIBOR + 1.628%)
4.431%, 01/23/30[5]	245,000	292,112

National Rural Utilities Cooperative
Finance Corp., MTN 3.250%, 11/01/25	256,000	284,466

Northern Trust Corp.
Series D (4.600% to 01/01/26 then 3 month LIBOR + 3.202%)
4.600%, 01/01/26[3,4,5]	301,000	297,489

The PNC Financial Services Group, Inc.
Series R (4.850% to 06/01/23 then 3 month LIBOR + 3.040%)
4.850%, 06/01/23[3,4,5]	345,000	333,299

Sprint Capital Corp. 6.875%, 11/15/28	183,000	223,306

State Street Corp.
Series H (5.625% to 12/15/23 then 3 month LIBOR + 2.539%)
5.625%, 12/15/23[1,3,4,5]	334,000	324,369

Truist Financial Corp.
Series N (4.800% to 09/01/24 then U.S. Treasury Yield Curve CMT 5 year + 3.003%)
4.800%, 09/01/24[3,4,5]	617,000	568,829

US Bancorp
Series J (5.300% to 04/15/27 then 3 month LIBOR + 2.914%)
5.300%, 04/15/27[3,4,5]	317,000	320,364

Visa, Inc. 4.150%, 12/14/35	223,000	286,091

	Principal Amount	Value

Wells Fargo & Co.
Series S (5.900% to 06/15/24 then 3 month LIBOR + 3.110%)
5.900%, 06/15/24[3,4,5]	$478,000	$473,533

Total Financials		8,438,071

Industrials - 9.0%

The ADT Security Corp. 6.250%, 10/15/21	145,000	148,955

AECOM 5.125%, 03/15/27	212,000	228,655

Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	254,000	288,790

Apple, Inc. 2.900%, 09/12/27	257,000	288,297

ArcelorMittal, S.A. (Luxembourg) 4.550%, 03/11/26	134,000	135,900
6.125%, 06/01/25	85,000	92,304

AT&T, Inc. 4.250%, 03/01/27	251,000	286,087

Ball Corp. 4.875%, 03/15/26	205,000	223,280

Berry Global, Inc. 5.625%, 07/15/27[1,2]	213,000	218,997

BorgWarner, Inc. 2.650%, 07/01/27	286,000	293,892

Caterpillar, Inc. 2.600%, 04/09/30	265,000	288,592

CDW LLC/CDW Finance Corp. 4.250%, 04/01/28	218,000	222,522

Centene Corp. 3.375%, 02/15/30	224,000	226,526

Cisco Systems, Inc. 5.500%, 01/15/40[1]	197,000	287,614

Comcast Corp. 4.150%, 10/15/28	242,000	290,307

CommonSpirit Health 3.347%, 10/01/29	205,000	211,261

Crown Americas LLC / Crown Americas Capital Corp. V
4.250%, 09/30/26	216,000	221,629

CSC Holdings LLC 5.250%, 06/01/24	213,000	224,737

CVS Health Corp. 5.125%, 07/20/45	226,000	291,646

Dell, Inc. 7.100%, 04/15/28[1]	126,000	148,814

Elanco Animal Health, Inc. 5.650%, 08/28/28	211,000	234,880

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 9.0% (continued)

Fiserv, Inc. 4.200%, 10/01/28	$244,000	$286,509

Freeport-McMoRan, Inc. 4.550%, 11/14/24	219,000	223,129

General Motors Co. 6.125%, 10/01/25	258,000	290,235

The George Washington University Series 2018 4.126%, 09/15/48	168,000	205,798

HCA, Inc. 3.500%, 09/01/30	229,000	220,846

The Home Depot, Inc. 5.875%, 12/16/36	199,000	297,542

Howmet Aerospace, Inc. 5.125%, 10/01/24	276,000	286,052

Kaiser Foundation Hospitals 3.150%, 05/01/27	185,000	205,789

Kraft Heinz Foods Co. 4.625%, 01/30/29	140,000	151,025

Lamar Media Corp. 3.750%, 02/15/28[2]	232,000	219,455

Lennar Corp. 4.750%, 05/30/25	209,000	223,652

Level 3 Financing, Inc. 5.250%, 03/15/26	227,000	233,768

Lowe’s Cos., Inc. 4.000%, 04/15/25	254,000	289,768

Microsoft Corp. 2.525%, 06/01/50	277,000	290,427

Murphy Oil USA, Inc. 5.625%, 05/01/27	214,000	221,717

Netflix, Inc. 4.375%, 11/15/26	213,000	222,048

Newell Brands, Inc. 4.700%, 04/01/26[5]	145,000	152,595

Northrop Grumman Corp. 3.200%, 02/01/27	260,000	288,199

Nuance Communications, Inc. 5.625%, 12/15/26	214,000	223,182

PulteGroup, Inc. 5.500%, 03/01/26	208,000	227,449

Quebecor Media, Inc. (Canada) 5.750%, 01/15/23	212,000	222,622

Raytheon Technologies Corp. 3.950%, 08/16/25	251,000	285,793

Service Corp. International 4.625%, 12/15/27	146,000	152,629

	Principal Amount	Value

Silgan Holdings, Inc. 4.125%, 02/01/28[2]	$150,000	$149,062

Toll Brothers Finance Corp. 4.375%, 04/15/23	219,000	228,011

United Rentals North America, Inc. 6.500%, 12/15/26	211,000	221,951

Valvoline, Inc. 4.375%, 08/15/25	223,000	224,928

VeriSign, Inc. 5.250%, 04/01/25	137,000	152,084

Verizon Communications, Inc. 3.875%, 02/08/29	245,000	289,986

Walmart, Inc. 4.050%, 06/29/48	223,000	293,965

Waste Management, Inc. 3.900%, 03/01/35	237,000	281,126

WESCO Distribution, Inc. 5.375%, 06/15/24[1]	225,000	224,742

Xerox Corp. 4.125%, 03/15/23[5]	226,000	226,364

Total Industrials		12,566,133

Supranational Banks - 1.2%

Inter-American Development Bank 0.625%, 07/15/25	860,000	865,215

International Bank for Reconstruction & Development Series GDIF (SOFRRATE + 0.390%) 0.471%, 06/17/24[5]	860,000	859,658

Total Supranational Banks		1,724,873

Utilities - 0.2%

Northern States Power Co. 2.900%, 03/01/50	269,000	293,008

Total Corporate Bonds and Notes (Cost $22,806,663)		23,022,085

Municipal Bonds - 1.6%

California State General Obligation, School Improvements 7.550%, 04/01/39	260,000	464,123

JobsOhio Beverage System, Series B 4.532%, 01/01/35	355,000	443,818

Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	330,000	457,156

Metropolitan Transportation Authority 6.687%, 11/15/40	355,000	451,123

New Jersey Transportation Trust Fund Authority 5.754%, 12/15/28	375,000	408,949

Total Municipal Bonds (Cost $2,179,308)		2,225,169

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

U.S. Government and Agency Obligations - 10.6%

Fannie Mae - 5.6%

FNMA 2.500%, 01/01/35 to 02/01/35	$932,338	$987,511
3.500%, 02/01/35 to 01/01/48	1,034,719	1,100,409
4.000%, 12/01/21 to 09/01/49	2,233,783	2,421,252
4.500%, 02/01/49 to 09/01/49	2,231,961	2,446,724
5.000%, 09/01/33 to 07/01/47	710,893	816,712
5.500%, 02/01/37	9,607	11,037

Total Fannie Mae		7,783,645

Freddie Mac - 2.0%

FHLMC Gold Pool 3.500%, 05/01/44 to 01/01/46	1,513,416	1,646,197

FHLMC Multifamily Structured Pass Through Certificates Series K073, 3.350%, 01/25/28	921,000	1,070,773

Total Freddie Mac		2,716,970

U.S. Treasury Obligations - 3.0%

U.S. Treasury Bonds 3.500%, 02/15/39	870,000	1,231,509
4.500%, 02/15/36	809,000	1,238,876

U.S. Treasury Notes 1.500%, 02/15/30	922,000	996,876
6.250%, 08/15/23	627,000	745,640

Total U.S. Treasury Obligations		4,212,901

Total U.S. Government and Agency Obligations (Cost $14,691,160)		14,713,516

Foreign Government Obligations - 1.5%

Abu Dhabi Government International Bond (United Arab Emirates) 2.500%, 04/16/25[2]	350,000	369,534

Finland Government International Bond (Finland) 0.875%, 05/20/30[2]	400,000	400,391

	Principal Amount	Value

Japan Finance Organization for Municipalities (Japan) 1.000%, 05/21/25[2]	$732,000	$738,308

Kingdom of Belgium Government International Bond (Belgium) 1.000%, 05/28/30[2]	200,000	201,017

Province of Ontario Canada (Canada) 1.050%, 05/21/27[1]	215,000	215,368

Province of Quebec Canada (Canada) 1.350%, 05/28/30	215,000	219,018

Total Foreign Government Obligations (Cost $2,126,606)		2,143,636

Short-Term Investments - 5.5%

Joint Repurchase Agreements - 0.5%[6]

RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $690,537 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 07/31/20 - 07/01/50, totaling $704,346)	690,535	690,535

	Shares
Other Investment Companies - 5.0%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[7]	6,982,284	6,982,284

Total Short-Term Investments (Cost $7,672,819)		7,672,819

Total Investments - 100.6% (Cost $127,129,345)		140,397,552

Other Assets, less Liabilities - (0.6)%		(825,397)

Net Assets - 100.0%		$139,572,155

*	Non-income producing security.
[1]

Some of these securities, amounting to $2,255,471 or 1.6% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $5,308,037 or 3.8% of net assets.

[3]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at June 30, 2020. Rate will reset at a future date.
[4]	Perpetuity Bond. The date shown represents the next call date.
[5]

Variable rate security. The rate shown is based on the latest available information as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[6]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[7]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
GMTN	Global Medium-Term Notes
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
REIT	Real Estate Investment Trust
SOFRRATE	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks

Information Technology	$18,092,041	$5,177,873	—	$23,269,914

Consumer Discretionary	9,963,596	9,521,932	—	19,485,528

Industrials	12,706,911	2,402,873	—	15,109,784

Financials	7,683,194	2,680,018	—	10,363,212

Health Care	9,964,340	—	—	9,964,340

Communication Services	2,464,571	2,755,350	—	5,219,921

Real Estate	2,525,936	—	—	2,525,936

Utilities	2,370,478	—	—	2,370,478

Consumer Staples	—	2,311,214	—	2,311,214
Corporate Bonds and Notes†	—	23,022,085	—	23,022,085

Municipal Bonds†	—	2,225,169	—	2,225,169

U.S. Government and Agency Obligations†	—	14,713,516	—	14,713,516

Foreign Government Obligations	—	2,143,636	—	2,143,636

Short-Term Investments

Joint Repurchase Agreements	—	690,535	—	690,535

Other Investment Companies	6,982,284	—	—	6,982,284

Total Investments in Securities	$72,753,351	$67,644,201	—	$140,397,552

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at June 30, 2020, was as follows:

Country	% of Long-Term Investments

Belgium	0.2

Canada	0.5

China	7.7

Finland	0.3

France	1.9

Germany	2.0

Hong Kong	2.0

India	3.8

Italy	1.7

Japan	4.1

Luxembourg	0.2

Macau	1.7

Netherlands	2.1

Taiwan	1.8

United Arab Emirates	0.3

United Kingdom	1.9

United States	67.8

100.0

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	55.4

U.S. Government and Agency Obligations	34.1

Municipal Bonds	7.8

Short-Term Investments	5.2

Other Assets Less Liabilities	(2.5)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	35.0

Aaa/AAA	2.0

Aa/AA	9.8

A	13.2

Baa/BBB	25.3

Ba/BB	14.7

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

FNMA, 4.000%, 10/01/43	6.1

FNMA, 4.500%, 04/01/41	4.5

U.S. Treasury Bonds, 4.500%, 02/15/36	4.3

FHLMC, 5.000%, 10/01/36	2.8

California State General Obligation, School Improvements, 7.550%, 04/01/39	2.2

FNMA, 3.500%, 11/01/42	2.2

FNMA, 4.000%, 12/01/33	2.2

FHLMC Multifamily Structured Pass Through Certificates, Series K071, Class A2, 3.286%, 11/25/27	2.0

The George Washington University, Series 2018, 4.126%, 09/15/48	1.6

Comcast Corp., 4.150%, 10/15/28	1.5

Top Ten as a Group	29.4

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Principal Amount	Value

Corporate Bonds and Notes - 55.4%

Financials - 14.4%

Aircastle, Ltd. (Bermuda) 5.000%, 04/01/23	$372,000	$362,723

Ally Financial, Inc. 8.000%, 11/01/31	304,000	393,040

American Tower Corp. 4.400%, 02/15/26	302,000	349,358

Bank of America Corp. Series MM (4.300% to 01/28/25 then 3 month LIBOR + 2.664%) 4.300%, 01/28/25[1,2,3]	394,000	354,068

The Bank of New York Mellon Corp., MTN 2.450%, 08/17/26	321,000	349,670

Boston Properties, LP 3.400%, 06/21/29	313,000	345,732

The Charles Schwab Corp. Series G (5.375% to 06/01/25 then U.S. Treasury Yield Curve CMT 5 year + 4.971%) 5.375%, 06/01/25[1,2,3]	496,000	531,127

CIT Group, Inc. 6.125%, 03/09/28[4]	295,000	319,025

Crown Castle International Corp. 4.300%, 02/15/29	305,000	353,932

Equinix, Inc. 3.200%, 11/18/29	342,000	372,522

The Goldman Sachs Group, Inc. Series S (4.400% to 02/10/25 then U.S. Treasury Yield Curve CMT 5 year + 2.850%) 4.400%, 02/10/25[1,2,3]	575,000	512,469

Iron Mountain US Holdings, Inc. 5.375%, 06/01/26[5]	161,000	162,378

JPMorgan Chase & Co. 2.950%, 10/01/26	314,000	345,154

Visa, Inc. 4.300%, 12/14/45	289,000	382,875

Total Financials		5,134,073

Industrials - 41.0%

AECOM 5.125%, 03/15/27	27,000	29,121
5.875%, 10/15/24	294,000	318,286

Apple, Inc. 2.900%, 09/12/27	305,000	342,142

ArcelorMittal, S.A. (Luxembourg) 6.125%, 06/01/25	327,000	355,099

AT&T, Inc. 4.250%, 03/01/27	304,000	346,496

	Principal Amount	Value

Ball Corp. 4.875%, 03/15/26	$322,000	$350,713

Berry Global, Inc. 5.625%, 07/15/27[4,5]	160,000	164,505

BorgWarner, Inc. 2.650%, 07/01/27	353,000	362,741

Campbell Soup Co. 2.375%, 04/24/30	332,000	344,608

CDW LLC / CDW Finance Corp. 4.125%, 05/01/25	44,000	44,247
5.500%, 12/01/24	276,000	300,811

Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 07/23/25	319,000	365,839

The Coca-Cola Co. 1.650%, 06/01/30	523,000	533,402

Comcast Corp. 4.150%, 10/15/28	456,000	547,024

CommonSpirit Health 3.347%, 10/01/29	350,000	360,690

Crown Americas LLC / Crown Americas Capital Corp. IV 4.500%, 01/15/23	238,000	244,691

Crown Americas LLC / Crown Americas Capital Corp. V 4.250%, 09/30/26	77,000	79,007

CVS Health Corp. 5.125%, 07/20/45	286,000	369,074

Dell, Inc. 7.100%, 04/15/28[4]	302,000	356,680

Elanco Animal Health, Inc. 5.650%, 08/28/28[3]	325,000	361,782

Fidelity National Information Services, Inc. Series 10Y 4.250%, 05/15/28	278,000	328,596

The Ford Foundation Series 2020 2.415%, 06/01/50	393,000	404,906

The George Washington University Series 2018 4.126%, 09/15/48	461,000	564,718

HCA, Inc. 5.375%, 02/01/25	317,000	340,475

Lennar Corp. 4.750%, 05/30/25	154,000	164,796

Lowe’s Cos., Inc. 4.000%, 04/15/25	310,000	353,654

Microsoft Corp. 2.525%, 06/01/50	264,000	276,797

Murphy Oil USA, Inc. 5.625%, 05/01/27	166,000	171,986

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 41.0% (continued)

Netflix, Inc. 4.375%, 11/15/26	$326,000	$339,848

Newell Brands, Inc. 4.700%, 04/01/26[3]	318,000	334,657

Northrop Grumman Corp. 3.200%, 02/01/27[4]	327,000	362,465

Parker-Hannifin Corp. 3.250%, 06/14/29	333,000	368,641

PulteGroup, Inc. 5.000%, 01/15/27	147,000	157,717
5.500%, 03/01/26	165,000	180,428

Raytheon Technologies Corp. 3.950%, 08/16/25	314,000	357,526

RELX Capital, Inc. 4.000%, 03/18/29	305,000	354,727

Sprint Corp. 7.125%, 06/15/24	296,000	334,758

Starbucks Corp. 2.550%, 11/15/30	336,000	353,234

Steel Dynamics, Inc. 2.400%, 06/15/25	340,000	350,568

Sysco Corp. 2.400%, 02/15/30	407,000	403,180

Toll Brothers Finance Corp. 4.375%, 04/15/23	169,000	175,954

United Rentals North America, Inc. 6.500%, 12/15/26	327,000	343,971

Verizon Communications, Inc. 3.875%, 02/08/29	322,000	381,125

VF Corp. 2.800%, 04/23/27	346,000	366,602

Waste Management, Inc. 3.450%, 06/15/29[4]	306,000	315,439

Xylem, Inc. 2.250%, 01/30/31	357,000	359,905

Total Industrials		14,623,631

Total Corporate Bonds and Notes (Cost $18,851,111)		19,757,704

Municipal Bonds - 7.8%

California State General Obligation, School Improvements 7.550%, 04/01/39	440,000	785,440

County of Miami-Dade FL Aviation Revenue, Series C 4.280%, 10/01/41	460,000	492,287

JobsOhio Beverage System, Series B 3.985%, 01/01/29	295,000	331,887

JobsOhio Beverage System, Series B 4.532%, 01/01/35	5,000	6,251

	Principal Amount	Value

Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	$370,000	$512,568

Metropolitan Transportation Authority, Transit Improvement 6.668%, 11/15/39	245,000	315,298

University of California, University & College Improvements, Series BD 3.349%, 07/01/29	315,000	361,340

Total Municipal Bonds (Cost $2,543,743)		2,805,071

U.S. Government and Agency Obligations - 34.1%

Fannie Mae - 22.3%

FNMA 2.500%, 11/01/34 to 02/01/35	488,333	515,557
3.500%, 11/01/42 to 11/01/48	1,562,863	1,701,562
4.000%, 12/01/33 to 07/01/49	2,915,366	3,178,276
4.500%, 01/01/40 to 07/01/49	2,054,112	2,281,158
5.000%, 11/01/43	232,297	266,659

Total Fannie Mae		7,943,212

Freddie Mac - 7.5%

FHLMC 2.500%, 11/01/34	136,277	144,604
5.000%, 10/01/36	870,137	999,397

FHLMC Gold Pool 3.500%, 02/01/30 to 05/01/44	426,886	458,851

FHLMC Multifamily Structured Pass Through Certificates
Series K071, Class A2 3.286%, 11/25/27	611,000	707,359
Series K076, Class A2 3.900%, 04/25/28	291,000	350,089

Total Freddie Mac		2,660,300

U.S. Treasury Obligations - 4.3%

U.S. Treasury Bonds 4.500%, 02/15/36	1,015,000	1,554,338

Total U.S. Treasury Obligations		1,554,338

Total U.S. Government and Agency Obligations (Cost $11,446,190)		12,157,850

Short-Term Investments - 5.2%

Joint Repurchase Agreements - 3.8%[6]

Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $1,000,003 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.500% - 7.500%, 07/31/21 - 05/20/70, totaling $1,020,000)	1,000,000	1,000,000

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Joint Repurchase Agreements - 3.8%[6] (continued)

Morgan, Stanley & Co. LLC, dated 06/30/20, due 07/01/20, 0.090% total to be received $362,492 (collateralized by various U.S. Government Agency Obligations, 2.500% - 6.000%, 01/01/21 - 07/01/50, totaling $369,741)	$362,491	$362,491

Total Joint Repurchase Agreements		1,362,491

	Shares

Other Investment Companies - 1.4%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[7]	480,277	480,277

Total Short-Term Investments (Cost $1,842,768)		1,842,768

Value

Total Investments - 102.5% (Cost $34,683,812)	$36,563,393

Other Assets, less Liabilities - (2.5)%	(888,716)

Net Assets - 100.0%	$35,674,677

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at June 30, 2020. Rate will reset at a future date.
[2]	Perpetuity Bond. The date shown represents the next call date.
[3]

Variable rate security. The rate shown is based on the latest available information as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $1,486,873 or 4.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $326,883 or 0.9% of net assets.

[6]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[7]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Corporate Bonds and Notes†	—	$19,757,704	—	$19,757,704

Municipal Bonds†	—	2,805,071	—	2,805,071

U.S. Government and Agency Obligations†	—	12,157,850	—	12,157,850

Short-Term Investments

Joint Repurchase Agreements	—	1,362,491	—	1,362,491

Other Investment Companies	$480,277	—	—	480,277

Total Investments in Securities	$480,277	$36,083,116	—	$36,563,393

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Transportation	23.0

Utilities	22.7

General Obligation	21.9

Medical	8.0

Water	6.3

Higher Education	5.0

Power	2.3

Tobacco Settlement	0.8

Short-Term Investments	10.4

Other Assets Less Liabilities	(0.4)

Rating	% of Market Value[1]

Aaa/AAA	28.3

Aa/AA	44.5

A	24.3

Baa/BBB	2.9

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

State of Maryland, Series B, 5.000%, 08/01/25	2.5

Wisconsin State Revenue, Department of Transportation, Series 2, 5.000%, 07/01/29	2.2

North Carolina State Limited Obligation, Series B, 5.000%, 05/01/28	1.7

Iowa Finance Authority, State Revolving Fund Green Bond, 5.000%, 08/01/30	1.7

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, 5.000%, 11/15/27	1.4

State of Maryland, Department of Transportation, 5.000%, 09/01/29	1.3

State of Maryland, Department of Transportation, 5.000%, 10/01/28	1.3

University of Missouri, Series B, 5.000%, 11/01/30	1.2

Michigan Finance Authority, Henry Ford Health System, 5.000%, 11/15/29	1.2

Texas Transportation Commission Fund, Series A, 5.000%, 04/01/27	1.2

Top Ten as a Group	15.7

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Principal Amount	Value

Municipal Bonds - 90.0%

Arizona - 1.6%

Arizona Department of Transportation State Highway Fund Revenue 5.000%, 07/01/28	$5,040,000	$6,254,136

Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A 5.000%, 10/01/26	10,000,000	11,869,600

Total Arizona		18,123,736

California - 4.4%

California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/27	950,000	1,145,292
5.000%, 02/01/30	1,630,000	1,927,801
5.000%, 02/01/31	900,000	1,059,489
5.000%, 02/01/32	1,855,000	2,172,335

San Francisco City & County Airport Commission, San Francisco International Airport, Series A 5.000%, 05/01/34	5,000,000	6,218,900
5.000%, 05/01/35	5,800,000	7,184,692

State of California 5.000%, 08/01/29	7,235,000	9,020,236
5.000%, 09/01/29	5,075,000	6,341,618
5.000%, 04/01/32	5,000,000	7,102,700

State of California, Series C 5.000%, 09/01/26	7,715,000	9,423,487

Total California		51,596,550

Colorado - 2.0%

Colorado Health Facilities Authority, Series A 5.000%, 01/01/27	2,500,000	3,079,875
5.000%, 01/01/28	2,500,000	3,145,775
5.000%, 01/01/29	4,125,000	5,302,935
5.000%, 08/01/33	4,250,000	5,146,835

Regional Transportation District County COPS, Series A 5.000%, 06/01/24	6,000,000	6,718,740

Total Colorado		23,394,160

Connecticut - 3.6%

State of Connecticut Special Tax Revenue 5.000%, 05/01/28	3,000,000	3,823,920

State of Connecticut Special Tax Revenue, Transportation Infrastructure 5.000%, 08/01/24	5,340,000	6,246,785
5.000%, 01/01/30	10,180,000	12,710,748

State of Connecticut Special Tax Revenue, Series B 5.000%, 10/01/35	7,500,000	9,269,175

State of Connecticut, Series A 5.000%, 01/15/31	7,615,000	9,819,619

Total Connecticut		41,870,247

	Principal Amount	Value

District of Columbia - 4.2%

District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C 5.000%, 10/01/24	$5,500,000	$6,061,055

District of Columbia, Series A 5.000%, 06/01/30	6,020,000	7,435,001
5.000%, 10/15/30	5,050,000	6,745,841

District of Columbia, Series B 5.000%, 10/01/28	7,100,000	9,465,862
5.000%, 06/01/31	10,080,000	13,123,152

Washington Convention & Sports Authority, Series A 5.000%, 10/01/27	5,525,000	6,174,132

Total District of Columbia		49,005,043

Florida - 4.2%

Escambia County Health Facilities Authority 5.000%, 08/15/37	6,000,000	7,203,180

Florida’s Turnpike Enterprise, Department of Transportation, Series C 5.000%, 07/01/28	7,075,000	8,807,455

Lee Memorial Health System, Series A 5.000%, 04/01/34	5,500,000	6,697,460

Orange County Health Facilities Authority, Series A 5.000%, 10/01/31	4,525,000	5,403,167

Orange County Health Facilities Authority, Series G 5.000%, 10/01/26	3,000,000	3,648,000

State of Florida, Capital Outlay, Series B 5.000%, 06/01/27	9,045,000	10,639,724

State of Florida, Department of Transportation, Fuel Sales Tax Revenue, Series B 5.000%, 07/01/26	5,780,000	6,048,539

Total Florida		48,447,525

Georgia - 1.8%

Atlanta Water & Wastewater Revenue 5.000%, 11/01/25	5,100,000	6,176,253

Georgia State University & College Improvements, Series A 5.000%, 07/01/27	4,600,000	5,001,212

Private Colleges & Universities Authority, Series B 5.000%, 09/01/30	6,825,000	9,387,242

Total Georgia		20,564,707

Illinois - 5.9%

Chicago O’Hare International Airport, Series B 5.000%, 01/01/28	10,670,000	12,310,833

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Illinois - 5.9% (continued)

Chicago O’Hare International Airport,
Senior Lien, Series A 5.000%, 01/01/36	$10,000,000	$12,098,500
5.000%, 01/01/38	5,500,000	6,611,165

Illinois State Finance Authority Revenue, Clean Water Initiative Revenue 5.000%, 07/01/27	11,000,000	13,455,970

Illinois State Toll Highway Authority, Series A 5.000%, 12/01/31	9,670,000	11,440,480

Illinois State Toll Highway Authority, Senior Revenue Bonds, Series A 5.000%, 01/01/30	10,050,000	12,732,847

Total Illinois		68,649,795

Indiana - 1.2%

Indiana Finance Authority, Series C 5.000%, 06/01/29	4,800,000	6,400,704

Indiana Transportation Finance Authority, Series C 5.500%, 12/01/25	6,070,000	7,594,845

Total Indiana		13,995,549

Iowa - 1.6%

Iowa Finance Authority, State Revolving Fund Green Bond 5.000%, 08/01/30	15,025,000	19,227,943

Kentucky - 0.6%

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A 5.000%, 10/01/29	5,495,000	6,531,687

Maryland - 6.6%

Maryland State Transportation Authority 5.000%, 07/01/33	6,350,000	8,450,199

State of Maryland, Department of Transportation 5.000%, 10/01/28	12,365,000	15,528,338
5.000%, 09/01/29	12,205,000	15,681,716

State of Maryland, Series B 5.000%, 08/01/25	24,125,000	29,613,920

State of Maryland, State & Local Facilities Loan of 2019, 1st Series 5.000%, 03/15/30	6,000,000	8,072,040

Total Maryland		77,346,213

Massachusetts - 3.1%

Commonwealth of Massachusetts 5.000%, 07/01/29 [1]	6,000,000	8,084,280

Commonwealth of Massachusetts, Series A 5.000%, 07/01/25	7,700,000	9,428,034

Massachusetts Bay Transportation Authority 5.000%, 07/01/22	10,000,000	10,931,000

	Principal Amount	Value

Massachusetts Water Resources Authority, Series C 5.000%, 08/01/31	$6,080,000	$7,558,109

Total Massachusetts		36,001,423

Michigan - 3.3%

Lansing Board of Water & Light, Series A 5.500%, 07/01/41	5,000,000	5,261,800

Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/29	11,450,000	13,795,418

Michigan State Building Authority Revenue, Series I 5.000%, 04/15/27	5,700,000	6,949,953

State of Michigan 5.000%, 03/15/27	10,000,000	12,582,200

Total Michigan		38,589,371

Minnesota - 1.6%

City of Minneapolis MN, Fairview Health Services, Series A 5.000%, 11/15/35	3,165,000	3,771,350

Minneapolis-St Paul Metropolitan Airports Commission, Series A 5.000%, 01/01/25	5,000,000	5,914,850

State of Minnesota 5.000%, 08/01/23	9,415,000	9,451,248

Total Minnesota		19,137,448

Mississippi - 0.9%

State of Mississippi, Series A 5.000%, 10/01/28	10,000,000	10,585,900

Missouri - 1.7%

University of Missouri, Series A 5.000%, 11/01/26	5,495,000	6,525,423

University of Missouri, Series B 5.000%, 11/01/30	10,010,000	13,821,908

Total Missouri		20,347,331

Nebraska - 0.5%

University of Nebraska Facilities Corp. 5.000%, 07/15/25	5,010,000	6,091,308

New Jersey - 0.4%

New Jersey State Turnpike Authority Revenue, Series B 5.000%, 01/01/28	4,010,000	5,065,392

New Mexico - 0.3%

New Mexico Finance Authority 5.000%, 06/01/22	2,845,000	3,098,262

New York - 9.6%

Long Island Power Authority 5.000%, 09/01/35	5,015,000	6,262,030

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 9.6% (continued)

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B 5.000%, 11/15/27	$14,225,000	$16,301,565

Metropolitan Transportation Authority, Transit Revenue, Series F 5.000%, 11/15/24	4,950,000	5,246,406
5.000%, 11/15/27	5,000,000	5,254,550
5.000%, 11/15/28	4,750,000	5,258,915

New York City General Obligation, Series I 5.000%, 08/01/24	5,000,000	5,451,300

New York City Transitional Finance Authority Building Aid Revenue,
Series S-3, Sub-Series S-3A 5.000%, 07/15/31	5,080,000	6,469,685

New York City Transitional Finance Authority Future Tax Secured Revenue, Series C 5.000%, 11/01/20	5,000,000	5,079,100

New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C 5.000%, 11/01/26	9,585,000	11,460,018

New York State Dormitory Authority, Series A 5.000%, 12/15/25	8,645,000	9,542,610
5.000%, 12/15/27	5,640,000	6,213,983
5.000%, 03/15/31	7,670,000	9,890,235

New York State Dormitory Authority, Series D 5.000%, 02/15/27	5,355,000	5,715,391

New York State Dormitory Authority, Series E 5.000%, 03/15/32	8,410,000	10,022,029

Onondaga Civic Development Corp, Series A 5.000%, 12/01/33	2,720,000	3,616,920

Total New York		111,784,737

North Carolina - 1.7%

North Carolina State Limited Obligation, Series B 5.000%, 05/01/28	15,300,000	19,505,052

Ohio - 3.0%

Ohio State General Obligation, Series A 5.000%, 09/01/26	7,090,000	8,959,066

Ohio State General Obligation, Series T 5.000%, 05/01/30	5,000,000	6,358,500

Ohio Water Development Authority, Water Pollution Control Loan Fund, Series 2015A 5.000%, 06/01/25	5,000,000	6,092,150

State of Ohio, Series A 5.000%, 08/01/21	12,545,000	13,191,820

Total Ohio		34,601,536

Oregon - 2.0%

Oregon State Lottery, Series C 5.000%, 04/01/27	10,000,000	12,077,500

	Principal Amount	Value

Oregon State Lottery, Series D 5.000%, 04/01/28	$9,225,000	$11,117,509

Total Oregon		23,195,009

Pennsylvania - 2.2%

Allegheny County Hospital Development Authority,
University Pittsburgh Medical Center 5.000%, 07/15/31	5,520,000	6,903,257

Commonwealth Financing Authority,
Pennsylvania Tobacco 5.000%, 06/01/32	7,880,000	9,714,779

Lancaster County Hospital Authority,
University of Pennsylvania Health Revenue 5.000%, 08/15/26	6,970,000	8,537,832

Total Pennsylvania		25,155,868

Texas - 9.4%

Central Texas Turnpike System Transportation Commission, Series C 5.000%, 08/15/31	11,175,000	12,350,163

Central Texas Turnpike System, Series A 5.000%, 08/15/39	8,000,000	10,212,000

City of Corpus Christi TX Utility System Revenue,
Junior Lien 5.000%, 07/15/29	3,125,000	4,060,813

City of San Antonio TX Electric & Gas
Systems Revenue 5.000%, 02/01/26	9,350,000	11,554,356

Dallas Area Rapid Transit, Senior Lien 5.250%, 12/01/28	8,865,000	11,868,373

Lower Colorado River Authority, LCRA Transmission Services Corporation 5.000%, 05/15/29	3,815,000	4,426,392

North Texas Municipal Water District
Water System Revenue,
Refunding And Improvement 5.000%, 09/01/29	7,350,000	9,131,713

North Texas Tollway Authority Revenue, Special Projects System, 1st Tier, Series A 5.000%, 01/01/25	6,460,000	7,404,581

North Texas Tollway Authority, 2nd Tier, Series B 5.000%, 01/01/31	2,000,000	2,376,720
5.000%, 01/01/32	3,010,000	3,580,726

North Texas Tollway Authority, Series A 5.000%, 01/01/26	7,795,000	8,905,788

Texas Private Activity Bond Surface
Transportation Corp. 4.000%, 12/31/37	5,000,000	5,514,050
4.000%, 12/31/38	3,735,000	4,106,520

Texas Transportation Commission Fund, Series A 5.000%, 04/01/27	12,550,000	13,588,638

Total Texas		109,080,833

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Utah - 2.3%

Salt Lake City Corp. Airport Revenue, Series A 5.000%, 07/01/29	$3,450,000	$4,335,063
5.000%, 07/01/30	6,585,000	8,212,088

State of Utah, Series B 5.000%, 07/01/22	7,500,000	8,206,125

Utah Transit Authority, Series A 5.000%, 06/15/27	5,020,000	6,052,915

Total Utah		26,806,191

Virginia - 2.0%

Virginia College Building Authority, Series A 5.000%, 09/01/21	10,000,000	10,556,500

Virginia Public Building Authority, Series B 5.000%, 08/01/25	10,430,000	12,773,621

Total Virginia		23,330,121

Washington - 4.7%

Energy Northwest Electric Revenue,
Bonneville Power 5.000%, 07/01/25	10,305,000	12,566,226

Energy Northwest Nuclear Revenue,
Project 3, Series A 5.000%, 07/01/25	7,965,000	9,712,760

State of Washington School Improvements, Series C 5.000%, 02/01/28	7,370,000	9,093,917

State of Washington, Series R-2015C 5.000%, 07/01/28	10,265,000	12,248,403

University of Washington, University & College Improvements Revenue, Series C 5.000%, 07/01/27	7,270,000	8,036,185

Washington Health Care Facilities Authority, Series A 5.000%, 08/01/38	3,005,000	3,583,643

Total Washington		55,241,134

West Virginia - 0.4%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation 5.000%, 01/01/35	3,745,000	4,472,616

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at June 30, 2020, amounted to $19,399,758, or 1.7% of net assets.
[2]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Principal Amount	Value

Wisconsin - 3.2%

State of Wisconsin 5.000%, 05/01/29 [1]	$3,500,000	$4,566,100
5.000%, 05/01/30 [1]	2,390,000	3,182,381
5.000%, 05/01/31 [1]	2,700,000	3,566,997

Wisconsin State Revenue, Department of Transportation, Series 2 5.000%, 07/01/29	20,405,000	26,108,401

Total Wisconsin		37,423,879

Total Municipal Bonds (Cost $989,995,043)		1,048,266,566

Short-Term Investments - 10.4%

Municipal Bonds - 6.8%

New York - 2.3%

New York State Dormitory Authority, Series B 5.000%, 03/31/21	26,000,000	26,918,580

Texas - 4.5%

State of Texas 4.000%, 08/27/20	51,805,000	52,110,131

Total Municipal Bonds (Cost $78,954,920)		79,028,711

	Shares
Other Investment Companies - 3.6%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10% [2]	41,683,880	41,683,880

Total Short-Term Investments (Cost $120,638,800)		120,712,591

Total Investments - 100.4% (Cost $1,110,633,843)		1,168,979,157

Other Assets, less Liabilities - (0.4)%		(4,775,051)

Net Assets - 100.0%		$1,164,204,106

COPS    Certificates of Participation

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	—	$1,048,266,566	—	$1,048,266,566

Short-Term Investments

Municipal Bonds†	—	79,028,711	—	79,028,711

Other Investment Companies	$41,683,880	—	—	41,683,880

Total Investments in Securities	$41,683,880	$1,127,295,277	—	$1,168,979,157

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Medical	31.0

Transportation	28.7

Utilities	13.5

General Obligation	13.2

Tobacco Settlement	4.8

Education	4.8

Housing	2.7

Short-Term Investments	5.6

Other Assets Less Liabilities	(4.3)

Rating	% of Market Value[1]

Aa/AA	22.6

A	32.8

Baa/BBB	43.9

Ba/BB	0.7

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.4

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation, 5.000%, 01/01/43	3.0

State of California, 5.000%, 03/01/36	2.8

California Municipal Finance Authority, Senior Lien-LINXS APM Project, 5.000%, 12/31/43	2.6

New Jersey Economic Development Authority, Series DDD, 5.000%, 06/15/42	2.6

Chicago O’Hare International Airport, Senior Lien, Series A, 5.000%, 01/01/48	2.6

Central Plains Energy Project Project #3, Series A, 5.000%, 09/01/42	2.4

New York Transportation Development Corp., Laguardia Airport Terminal B, 5.000%, 07/01/46	2.4

Colorado Health Facilities Authority, Series A, 5.000%, 08/01/44	2.3

Commonwealth of Massachusetts, 5.000%, 07/01/45	2.3

Top Ten as a Group	26.4

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Principal Amount	Value

Municipal Bonds - 98.7%

California - 10.9%

California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/42	$2,375,000	$2,690,115

California Municipal Finance Authority, Senior Lien-LINXS APM Project 5.000%, 12/31/43	7,175,000	8,146,567

California Municipal Finance Authority, Series I 5.000%, 05/15/43	3,000,000	3,392,760
5.000%, 05/15/48	4,600,000	5,172,378

Los Angeles Unified School District 4.000%, 07/01/44	5,000,000	5,860,400

State of California 5.000%, 03/01/36	6,510,000	8,642,025

Total California		33,904,245

Colorado - 4.2%

Colorado Health Facilities Authority, Series A 5.000%, 08/01/44	6,115,000	7,188,916

Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008 6.500%, 11/15/38	4,015,000	6,043,177

Total Colorado		13,232,093

Connecticut - 5.6%

Connecticut State Health & Educational Facilities Authority 5.000%, 12/01/45	2,850,000	3,301,440

State of Connecticut Special Tax Revenue 4.000%, 05/01/39	1,000,000	1,141,030
5.000%, 05/01/40	1,000,000	1,257,760

State of Connecticut Special Tax Revenue, Transportation Infrastructure 5.000%, 01/01/38	5,135,000	6,201,848

State of Connecticut, Series E 5.000%, 09/15/35	2,435,000	3,000,772
5.000%, 09/15/37	2,200,000	2,693,174

Total Connecticut		17,596,024

Florida - 6.5%

City of Tampa, Series H 4.000%, 07/01/45	1,175,000	1,299,503
5.000%, 07/01/50	2,250,000	2,728,867

Escambia County Health Facilities Authority 4.000%, 08/15/45	5,000,000	5,358,600

Miami Beach Health Facilities Authority Mt. Sinai Medical Center 5.000%, 11/15/39	5,220,000	5,684,423

Orange County Health Facilities Authority, Orlando Health Inc., Series A 5.000%, 10/01/39	4,395,000	5,132,833

Total Florida		20,204,226

	Principal Amount	Value

Illinois - 8.8%

Chicago O’Hare International Airport, Senior Lien, Series A 5.000%, 01/01/48	$6,750,000	$7,956,158

Metropolitan Pier & Exposition Authority 5.000%, 06/15/50	5,000,000	5,341,500

Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B 5.000%, 06/15/52	6,055,000	6,126,691

State of Illinois 5.500%, 05/01/39	4,000,000	4,507,760
5.750%, 05/01/45	3,000,000	3,415,230

Total Illinois		27,347,339

Louisiana - 2.1%

New Orleans Aviation Board, General Airport North Terminal, Series B 5.000%, 01/01/48	5,845,000	6,656,637

Massachusetts - 2.3%

Commonwealth of Massachusetts 5.000%, 07/01/45 [1]	5,500,000	7,095,770

Michigan - 1.1%

Michigan State Hospital Finance Authority, Ascension Senior Credit Group 5.000%, 11/15/46	3,010,000	3,538,556

Minnesota - 3.7%

City of Minneapolis MN, Fairview Health Services, Series A 5.000%, 11/15/49	5,910,000	6,868,366

Duluth Economic Development Authority, Essentia Health Obligated Group 5.000%, 02/15/48	4,100,000	4,693,434

Total Minnesota		11,561,800

Nebraska - 2.4%

Central Plains Energy Project
Project #3, Series A 5.000%, 09/01/42	5,500,000	7,437,375

New Jersey - 8.5%

New Jersey Economic Development Authority 5.000%, 11/01/44	3,000,000	3,304,950

New Jersey Economic Development Authority, Series DDD 5.000%, 06/15/42	7,365,000	7,989,773

New Jersey Economic Development Authority, Series WW 5.250%, 06/15/40	1,095,000	1,179,830

New Jersey Transportation Trust Fund Authority, Series BB 5.000%, 06/15/44	2,000,000	2,190,140

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New Jersey - 8.5% (continued)

New Jersey Transportation Trust Fund Authority, Transportation System, Series A 5.000%, 12/15/34	$2,515,000	$2,834,028

Tobacco Settlement Financing Corp.
Series A 5.000%, 06/01/46	2,500,000	2,870,650
5.250%, 06/01/46	3,285,000	3,829,850

Tobacco Settlement Financing Corp.
Series B 5.000%, 06/01/46	2,050,000	2,251,986

Total New Jersey		26,451,207

New York - 12.8%

City of New York, Series A 5.000%, 08/01/45	4,405,000	5,435,594

City of New York, Series D 5.000%, 03/01/43	4,955,000	6,215,849

Metropolitan Transportation Authority, Series B 5.000%, 11/15/29	1,115,000	1,334,321

Metropolitan Transportation Authority, Series C 4.750%, 11/15/45	3,000,000	3,331,710
5.000%, 11/15/50	2,000,000	2,271,700
5.250%, 11/15/55	3,000,000	3,440,130

New York State Dormitory Authority, Series A 5.000%, 03/15/45	5,040,000	6,141,744

New York Transportation Development Corp., Laguardia Airport Terminal B 5.000%, 07/01/46	6,820,000	7,345,549

Triborough Bridge & Tunnel Authority, Series A 5.000%, 11/15/49	3,500,000	4,392,430

Total New York		39,909,027

Oklahoma - 4.4%

Norman Regional Hospital Authority 5.000%, 09/01/45	4,335,000	4,994,570

Oklahoma Development Finance Authority, Health Ou Medicine Project, Series B 5.250%, 08/15/48	2,975,000	3,419,465
5.500%, 08/15/52	4,500,000	5,233,590

Total Oklahoma		13,647,625

Pennsylvania - 3.9%

Geisinger Authority, Series G 4.000%, 04/01/50	5,000,000	5,581,800
5.000%, 04/01/50	5,500,000	6,742,505

Total Pennsylvania		12,324,305

Rhode Island - 2.0%

Tobacco Settlement Financing Corp. Series A 5.000%, 06/01/35	2,000,000	2,224,920
5.000%, 06/01/40	3,635,000	3,913,114

Total Rhode Island		6,138,034

	Principal Amount	Value

South Carolina - 1.3%

South Carolina Jobs-Economic Development Authority, Series I 5.000%, 12/01/46	$3,325,000	$4,081,803

Texas - 10.4%

Central Texas Regional Mobility Authority 5.000%, 01/01/46	3,750,000	4,078,800

Central Texas Turnpike System, Series C 5.000%, 08/15/42	2,065,000	2,230,117

Dallas Area Rapid Transit, Series A 5.000%, 12/01/45	1,010,000	1,275,600

Texas Private Activity Bond Surface
Transportation Corp. 5.000%, 06/30/58	9,180,000	10,447,207

Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport 5.000%, 12/31/40	3,955,000	4,165,960
5.000%, 12/31/45	3,880,000	4,057,006

Texas Private Activity Bond Surface
Transportation Corp., Series A 4.000%, 12/31/39	5,500,000	6,030,310

Total Texas		32,285,000

Virginia - 2.0%

Virginia Small Business Financing Authority,
Transform 66 P3 Project 5.000%, 12/31/49	2,500,000	2,773,400
5.000%, 12/31/52	3,170,000	3,506,210

Total Virginia		6,279,610

Washington - 2.8%

Washington Health Care Facilities Authority 4.000%, 09/01/45 [1]	1,000,000	1,128,800
5.000%, 09/01/45 [1]	2,000,000	2,463,560
5.000%, 09/01/50 [1]	4,250,000	5,203,870

Total Washington		8,796,230

West Virginia - 3.0%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation 5.000%, 01/01/43	8,000,000	9,299,760

Total Municipal Bonds (Cost $295,249,235)		307,786,666

	Shares

Short-Term Investments - 5.6%

Other Investment Companies - 5.6%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10% [2]	17,524,362	17,524,362

Total Short-Term Investments (Cost $17,524,362)		17,524,362

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

Value

Total Investments - 104.3% (Cost $312,773,597)	$325,311,028

Other Assets, less Liabilities - (4.3)%	(13,494,066)

Net Assets - 100.0%	$311,816,962

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at June 30, 2020, amounted to $15,892,000, or 5.1% of net assets.
[2]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	—	$307,786,666	—	$307,786,666

Short-Term Investments

Other Investment Companies	$17,524,362	—	—	17,524,362

Total Investments in Securities	$17,524,362	$307,786,666	—	$325,311,028

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	20.2

Information Technology	17.1

Industrials	16.3

Consumer Discretionary	13.7

Financials	13.6

Real Estate	5.3

Materials	4.4

Consumer Staples	4.1

Utilities	2.5

Energy	1.0

Short-Term Investments	4.4

Other Assets Less Liabilities	(2.6)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Syneos Health, Inc.	2.2

Grand Canyon Education, Inc.	2.2

QTS Realty Trust, Inc., Class A	2.0

Paylocity Holding Corp.	1.9

HubSpot, Inc.	1.9

Ritchie Bros. Auctioneers, Inc. (Canada)	1.8

UFP Industries, Inc.	1.8

Lithia Motors, Inc., Class A	1.8

Texas Roadhouse, Inc.	1.7

STAG Industrial, Inc.	1.7

Top Ten as a Group	19.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 98.2%

Consumer Discretionary - 13.7%

Churchill Downs, Inc.[1]	30,419	$4,050,290

Chuy’s Holdings, Inc.*	105,620	1,571,626

Five Below, Inc.*	54,225	5,797,195

Grand Canyon Education, Inc.*	105,394	9,541,319

Helen of Troy, Ltd.*	32,252	6,081,437

Lithia Motors, Inc., Class A1	51,673	7,819,675

Ollie’s Bargain Outlet Holdings, Inc.*,1	66,805	6,523,508

Oxford Industries, Inc.	62,807	2,764,136

Skyline Champion Corp.*	229,633	5,589,267

Texas Roadhouse, Inc.	147,147	7,735,518

Wolverine World Wide, Inc.[1]	130,645	3,110,657

Total Consumer Discretionary		60,584,628

Consumer Staples - 4.1%

Central Garden & Pet Co.*	40,344	1,451,981

Central Garden & Pet Co., Class A*	195,277	6,598,410

Performance Food Group Co.*	207,017	6,032,475

WD-40 Co.[1]	20,110	3,987,813

Total Consumer Staples		18,070,679

Energy - 1.0%

Dril-Quip, Inc.*	53,500	1,593,765

WPX Energy, Inc.*	465,200	2,967,976

Total Energy		4,561,741

Financials - 13.6%

Ameris Bancorp	191,498	4,517,438

AMERISAFE, Inc.	93,630	5,726,411

Cathay General Bancorp	207,890	5,467,507

Cohen & Steers, Inc.	86,809	5,907,353

Glacier Bancorp, Inc.	185,591	6,549,506

Horace Mann Educators Corp.	150,781	5,538,186

Houlihan Lokey, Inc.	101,982	5,674,279

Meridian Bancorp, Inc.	158,363	1,837,011

Pacific Premier Bancorp, Inc.	202,758	4,395,793

PRA Group, Inc.*	77,355	2,990,544

Seacoast Banking Corp. of Florida*	208,373	4,250,809

Stifel Financial Corp.	102,210	4,847,820

Webster Financial Corp.	82,619	2,363,730

Total Financials		60,066,387

Health Care - 20.2%

AtriCure, Inc.*	143,274	6,440,166

Catalent, Inc.*	77,750	5,699,075

CryoLife, Inc.*,1	145,182	2,783,139

	Shares	Value

CryoPort, Inc.*,1	138,613	$4,193,043

Emergent BioSolutions, Inc.*	59,752	4,725,188

Globus Medical, Inc., Class A*	151,549	7,230,403

Haemonetics Corp.*	48,270	4,323,061

HealthEquity, Inc.*	75,335	4,419,905

ICU Medical, Inc.*	32,971	6,076,885

Integra LifeSciences Holdings Corp.*	105,396	4,952,558

LHC Group, Inc.*	37,910	6,608,471

Phreesia, Inc.*	120,625	3,411,275

Progyny, Inc.*,1	125,600	3,241,736

Quidel Corp.*,1	32,307	7,228,368

Supernus Pharmaceuticals, Inc.*	122,510	2,909,613

Syneos Health, Inc.*,1	167,353	9,748,312

Veracyte, Inc.*,1	204,538	5,297,534

Total Health Care		89,288,732

Industrials - 16.3%

Alamo Group, Inc.	51,650	5,301,356

Allegiant Travel Co.	34,105	3,724,607

Heartland Express, Inc.	250,437	5,214,098

Helios Technologies, Inc.	123,360	4,595,160

ICF International, Inc.	80,753	5,235,217

Mobile Mini, Inc.	138,993	4,100,294

Patrick Industries, Inc.[1]	110,554	6,771,433

Primoris Services Corp.	245,853	4,366,349

RBC Bearings, Inc.*	48,315	6,476,143

Ritchie Bros. Auctioneers, Inc. (Canada)	197,075	8,050,514

SiteOne Landscape Supply, Inc.*,1	58,934	6,716,708

UFP Industries, Inc.	160,548	7,948,731

US Ecology, Inc.	107,746	3,650,434

Total Industrials		72,151,044

Information Technology - 17.1%

CACI International, Inc., Class A*	20,820	4,515,442

The Descartes Systems Group, Inc. (Canada)*	84,334	4,461,269

Entegris, Inc.[1]	87,780	5,183,409

HubSpot, Inc.*	37,340	8,377,229

MACOM Technology Solutions Holdings, Inc.*,1	147,234	5,057,488

Novanta, Inc.*	60,180	6,425,419

Paylocity Holding Corp.*	59,227	8,640,627

Power Integrations, Inc.	36,822	4,349,783

Proofpoint, Inc.*	39,369	4,374,683

Rapid7, Inc.*,1	86,026	4,389,046

Rogers Corp.*	36,737	4,577,430

Silicon Laboratories, Inc.*	60,531	6,069,443

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 17.1% (continued)

Viavi Solutions, Inc.*	354,500	$4,516,330

Virtusa Corp.*	153,080	4,970,508

Total Information Technology		75,908,106

Materials - 4.4%

Balchem Corp.	61,586	5,842,048

Compass Minerals International, Inc.[1]	63,011	3,071,786

PolyOne Corp.	232,320	6,093,754

Silgan Holdings, Inc.	144,144	4,668,824

Total Materials		19,676,412

Real Estate - 5.3%

National Health Investors, Inc., REIT	86,055	5,225,260

QTS Realty Trust, Inc., Class A, REIT [1]	137,437	8,808,337

Ryman Hospitality Properties, Inc., REIT	56,987	1,971,750

STAG Industrial, Inc., REIT	261,913	7,679,289

Total Real Estate		23,684,636

Utilities - 2.5%

IDACORP, Inc.	64,946	5,674,332

NorthWestern Corp.	101,483	5,532,853

Total Utilities		11,207,185

Total Common Stocks

(Cost $374,591,592)		435,199,550

	Principal Amount
Short-Term Investments - 4.4%

Joint Repurchase Agreements - 2.5%[2]

Cantor Fitzgerald Securities, Inc., dated 06/30/20, due 07/01/20, 0.100% total to be received $2,458,633 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 08/01/20 -02/20/70, totaling $2,507,799)	$2,458,626	2,458,626

	Principal Amount	Value

Citadel Securities LLC, dated 06/30/20, due 07/01/20, 0.150% total to be received $1,403,983 (collateralized by various U.S. Treasuries, 0.000% - 7.625%, 07/31/20 -11/15/49, totaling $1,432,063)	$1,403,977	$1,403,977

Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $2,634,758 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.500% - 7.500%, 07/31/21 -05/20/70, totaling $2,687,446)	2,634,751	2,634,751

RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.090% total to be received $2,005,352 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 07/31/20 -07/01/50, totaling $2,045,454)	2,005,347	2,005,347

State of Wisconsin Investment Board, dated 06/30/20, due 07/01/20, 0.240% total to be received $2,590,966 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 01/15/22 -02/15/47, totaling $2,648,774)	2,590,949	2,590,949

Total Joint Repurchase Agreements		11,093,650

	Shares
Other Investment Companies - 1.9%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[3]	8,386,433	8,386,433

Total Short-Term Investments (Cost $19,480,083)		19,480,083

Total Investments - 102.6% (Cost $394,071,675)		454,679,633

Other Assets, less Liabilities - (2.6)%		(11,523,460)

Net Assets - 100.0%		$443,156,173

*	Non-income producing security.

[1]

Some of these securities, amounting to $70,653,714 or 15.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$435,199,550	—	—	$435,199,550

Short-Term Investments

Joint Repurchase Agreements	—	$11,093,650	—	11,093,650

Other Investment Companies	8,386,433	—	—	8,386,433

Total Investments in Securities	$443,585,983	$11,093,650	—	$454,679,633

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Fund Fund Snapshots (unaudited) June 30, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	18.0

Information Technology	17.6

Industrials	15.6

Consumer Discretionary	14.1

Financials	12.7

Real Estate	7.4

Materials	6.1

Consumer Staples	3.7

Utilities	1.9

Energy	1.2

Short-Term Investments	1.8

Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets

West Pharmaceutical Services, Inc.	2.4

Zebra Technologies Corp., Class A	2.3

Exponent, Inc.	2.3

Booz Allen Hamilton Holding Corp.	2.2

RPM International, Inc.	2.2

Catalent, Inc.	2.1

MarketAxess Holdings, Inc.	2.0

Bio-Rad Laboratories, Inc., Class A	2.0

Nordson Corp.	1.9

Neurocrine Biosciences, Inc.	1.9

Top Ten as a Group	21.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (unaudited) June 30, 2020

	Shares	Value

Common Stocks - 98.3%

Consumer Discretionary - 14.1%

Bright Horizons Family Solutions, Inc.*	15,455	$1,811,326

Burlington Stores, Inc.*	14,113	2,779,273

Carter’s, Inc.	22,680	1,830,277

Cavco Industries, Inc.*	13,136	2,533,278

Dorman Products, Inc.*	33,330	2,235,443

Five Below, Inc.*	31,444	3,361,678

Grand Canyon Education, Inc.*	18,129	1,641,218

Lithia Motors, Inc., Class A1	17,548	2,655,539

Polaris, Inc.	27,047	2,503,200

Pool Corp.	11,335	3,081,646

Texas Roadhouse, Inc.	44,956	2,363,337

Vail Resorts, Inc.[1]	7,251	1,320,770

Total Consumer Discretionary		28,116,985

Consumer Staples - 3.7%

BJ’s Wholesale Club Holdings, Inc.*	97,527	3,634,832

Lancaster Colony Corp.	17,588	2,725,964

Performance Food Group Co.*	37,858	1,103,182

Total Consumer Staples		7,463,978

Energy - 1.2%

Dril-Quip, Inc.*	22,741	677,454

Parsley Energy, Inc., Class A	169,300	1,808,124

Total Energy		2,485,578

Financials - 12.7%

Artisan Partners Asset Management, Inc., Class A	30,536	992,420

Atlantic Union Bankshares Corp.	52,929	1,225,836

Glacier Bancorp, Inc.	44,744	1,579,016

Kemper Corp.	32,358	2,346,602

Kinsale Capital Group, Inc.	12,748	1,978,617

MarketAxess Holdings, Inc.	8,118	4,066,469

Pinnacle Financial Partners, Inc.	55,979	2,350,558

Signature Bank	22,007	2,352,988

TCF Financial Corp.	65,484	1,926,539

Voya Financial, Inc.	60,900	2,840,985

Webster Financial Corp.	32,853	939,924

Western Alliance Bancorp.	70,877	2,684,112

Total Financials		25,284,066

Health Care - 18.0%

Acadia Healthcare Co., Inc.*,1	53,993	1,356,304

Bio-Rad Laboratories, Inc., Class A*	8,668	3,913,515

Catalent, Inc.*	56,065	4,109,564

Chemed Corp.	4,627	2,087,101

	Shares	Value

ICU Medical, Inc.*	7,690	$1,417,344

Insulet Corp.*	12,050	2,340,833

Integer Holdings Corp.*	26,050	1,902,953

Jazz Pharmaceuticals PLC (Ireland)*	15,848	1,748,668

Molina Healthcare, Inc.*	17,250	3,070,155

Neurocrine Biosciences, Inc.*	30,975	3,778,950

STERIS PLC	21,572	3,310,008

Syneos Health, Inc.*	36,183	2,107,660

West Pharmaceutical Services, Inc.	21,263	4,830,316

Total Health Care		35,973,371

Industrials - 15.6%

Exponent, Inc.	55,718	4,509,258

Federal Signal Corp.	65,154	1,937,028

Gibraltar Industries, Inc.*	66,541	3,194,633

Graco, Inc.	43,491	2,087,133

Hexcel Corp.[1]	50,238	2,271,762

Ingersoll Rand, Inc.*	100,164	2,816,612

Nordson Corp.	20,008	3,795,718

RBC Bearings, Inc.*	23,090	3,094,983

Ritchie Bros. Auctioneers, Inc. (Canada)	63,014	2,574,122

Schneider National, Inc., Class B	74,307	1,833,154

The Toro Co.	44,143	2,928,447

Total Industrials		31,042,850

Information Technology - 17.6%

Booz Allen Hamilton Holding Corp.	57,016	4,435,275

Cerence, Inc.*,1	27,621	1,128,042

Cognex Corp.	42,344	2,528,784

Entegris, Inc.	44,700	2,639,535

Envestnet, Inc.*	25,245	1,856,517

EPAM Systems, Inc.*	10,838	2,731,284

Gartner, Inc.*	16,986	2,060,911

HubSpot, Inc.*	15,850	3,555,948

Power Integrations, Inc.	13,673	1,615,192

Rapid7, Inc.*,1	49,070	2,503,551

Silicon Laboratories, Inc.*	21,466	2,152,396

SS&C Technologies Holdings, Inc.	17,182	970,439

Tyler Technologies, Inc.*	6,721	2,331,380

Zebra Technologies Corp., Class A*	17,718	4,534,922

Total Information Technology		35,044,176

Materials - 6.1%

AptarGroup, Inc.	19,121	2,141,170

Eagle Materials, Inc.	28,881	2,028,024

Quaker Chemical Corp.[1]	19,051	3,536,818

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 6.1% (continued)

RPM International, Inc.	58,817	$4,414,804

Total Materials		12,120,816

Real Estate - 7.4%

American Campus Communities, Inc., REIT	53,591	1,873,541

CoreSite Realty Corp., REIT	18,276	2,212,493

Easterly Government Properties, Inc., REIT	123,991	2,866,672

Hudson Pacific Properties, Inc., REIT	54,083	1,360,728

Physicians Realty Trust, REIT	118,995	2,084,792

Summit Hotel Properties, Inc., REIT	213,806	1,267,870

Sun Communities, Inc., REIT	22,627	3,070,031

Total Real Estate		14,736,127

Utilities - 1.9%

OGE Energy Corp.	51,272	1,556,618

	Shares	Value

Portland General Electric Co.	53,905	$2,253,768

Total Utilities		3,810,386

Total Common Stocks (Cost $177,025,027)		196,078,333

Short-Term Investments - 1.8%

Other Investment Companies - 1.8%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.10%[2]	3,595,477	3,595,477

Total Short-Term Investments (Cost $3,595,477)		3,595,477

Total Investments - 100.1% (Cost $180,620,504)		199,673,810

Other Assets, less Liabilities - (0.1)%		(112,911)

Net Assets - 100.0%		$199,560,899

*	Non-income producing security.
[1]

Some of these securities, amounting to $12,246,691 or 6.1% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the June 30, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT   Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$196,078,333	—	—	$196,078,333

Short-Term Investments

Other Investment Companies	3,595,477	—	—	3,595,477

Total Investments in Securities	$199,673,810	—	—	$199,673,810

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (unaudited) June 30, 2020

	AMG GW&K Global Allocation Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K Municipal Bond Fund

Assets:

Investments at value [1] (including securities on loan valued at $2,255,471, $1,486,873, and $0, respectively)	$140,397,552	$36,563,393	$1,168,979,157

Foreign currency[2]	47,905	—	—

Receivable for investments sold	—	275,814	—

Dividend and interest receivables	366,306	265,773	14,881,596

Securities lending income receivable	—	585	—

Receivable for Fund shares sold	24,162	5,118	3,060,192

Receivable from affiliate	26,804	10,988	59,762

Prepaid expenses and other assets	29,595	21,961	62,236

Total assets	140,892,324	37,143,632	1,187,042,943

Liabilities:

Payable upon return of securities loaned	690,535	1,362,491	—

Payable for investments purchased	256,991	49,585	862,193

Payable for delayed delivery investments purchased	—	—	19,361,700

Payable for Fund shares repurchased	226,553	9,759	2,103,297

Accrued expenses:

Investment advisory and management fees	68,939	8,636	194,744

Administrative fees	17,235	4,318	140,679

Distribution fees	9,425	2,870	3,862

Shareholder service fees	7,072	635	47,998

Other	43,419	30,661	124,364

Total liabilities	1,320,169	1,468,955	22,838,837

Net Assets	$139,572,155	$35,674,677	$1,164,204,106

[1] Investments at cost	$127,129,345	$34,683,812	$1,110,633,843

[2] Foreign currency at cost	$48,061	—	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Global Allocation Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K Municipal Bond Fund

Net Assets Represent:

Paid-in capital	$132,913,875	$37,548,566	$1,103,650,154

Total distributable earnings (loss)	6,658,280	(1,873,889)	60,553,952

Net Assets	$139,572,155	$35,674,677	$1,164,204,106

Class N:

Net Assets	$45,656,696	$13,978,193	$19,975,284

Shares outstanding	2,853,061	1,320,551	1,627,506

Net asset value, offering and redemption price per share	$16.00	$10.59	$12.27

Class I:

Net Assets	$90,010,366	$10,934,227	$1,144,228,822

Shares outstanding	5,564,429	1,029,179	92,713,624

Net asset value, offering and redemption price per share	$16.18	$10.62	$12.34

Class Z:

Net Assets	$3,905,093	$10,762,257	—

Shares outstanding	241,472	1,013,477	—

Net asset value, offering and redemption price per share	$16.17	$10.62	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund

Assets:

Investments at value[1] (including securities on loan valued at $0, $70,653,714, and $12,246,691, respectively)	$325,311,028	$454,679,633	$199,673,810

Dividend and interest receivables	2,539,358	324,207	83,199

Securities lending income receivable	—	11,620	870

Receivable for Fund shares sold	273,470	548,385	84,329

Receivable from affiliate	19,711	3,391	4,305

Prepaid expenses and other assets	33,035	26,814	18,323

Total assets	328,176,602	455,594,050	199,864,836

Liabilities:

Payable upon return of securities loaned	—	11,093,650	—

Payable for delayed delivery investments purchased	15,839,053	—	—

Payable for Fund shares repurchased	308,697	958,841	131,088

Accrued expenses:

Investment advisory and management fees	112,280	253,667	104,359

Administrative fees	37,427	54,357	24,083

Distribution fees	2,679	1,665	34

Shareholder service fees	13,542	14,793	9,125

Other	45,962	60,904	35,248

Total liabilities	16,359,640	12,437,877	303,937

Net Assets	$311,816,962	$443,156,173	$199,560,899

[1] Investments at cost	$312,773,597	$394,071,675	$180,620,504

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund

Net Assets Represent:

Paid-in capital	$297,479,807	$391,635,573	$186,743,583

Total distributable earnings	14,337,155	51,520,600	12,817,316

Net Assets	$311,816,962	$443,156,173	$199,560,899

Class N:

Net Assets	$13,955,464	$7,328,361	$162,805

Shares outstanding	1,353,359	312,546	13,231

Net asset value, offering and redemption price per share	$10.31	$23.45	$12.30

Class I:

Net Assets	$297,740,790	$338,219,774	$115,359,242

Shares outstanding	29,652,239	14,140,112	9,360,579

Net asset value, offering and redemption price per share	$10.04	$23.92	$12.32

Class Z:

Net Assets	$120,708	$97,608,038	$84,038,852

Shares outstanding	12,024	4,079,678	6,810,855

Net asset value, offering and redemption price per share	$10.04	$23.93	$12.34

The accompanying notes are an integral part of these financial statements.

Statement of Operations (unaudited) For the six months ended June 30, 2020

	AMG GW&K Global Allocation Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K Municipal Bond Fund

Investment Income:

Dividend income	$1,165,730	$2,642	$62,969

Interest income	923,031	481,324	11,087,979

Securities lending income	11,535	1,794	—

Foreign withholding tax	(20,777)	—	—
Total investment income	2,079,519	485,760	11,150,948
Expenses:

Investment advisory and management fees	583,959	50,540	1,110,286

Administrative fees	145,990	25,270	800,081

Distribution fees - Class N	66,944	17,617	23,637

Shareholder servicing fees - Class N	—	—	10,894

Shareholder servicing fees - Class I	64,617	3,305	261,967

Custodian fees	80,491	9,281	37,935

Registration fees	30,500	27,832	43,078

Professional fees	27,688	24,527	58,645

Reports to shareholders	18,590	7,092	18,852

Trustee fees and expenses	14,008	1,611	49,092

Transfer agent fees	13,795	2,140	14,686

Miscellaneous	6,617	1,900	14,555
Total expenses before offsets	1,053,199	171,115	2,443,708

Expense reimbursements	(110,762)	(69,324)	(333,272)

Expense reductions	(4,875)	—	—
Net expenses	937,562	101,791	2,110,436

Net investment income	1,141,957	383,969	9,040,512

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	(6,231,141)	528,086	2,151,913

Net realized loss on foreign currency transactions	(17,014)	—	—

Net change in unrealized appreciation/depreciation on investments	(8,164,189)	839,206	11,551,770

Net change in unrealized appreciation/depreciation on foreign currency translations	(301)	—	—
Net realized and unrealized gain (loss)	(14,412,645)	1,367,292	13,703,683

Net increase (decrease) in net assets resulting from operations	$(13,270,688)	$1,751,261	$22,744,195

The accompanying notes are an integral part of these financial statements.

Statement of Operations (continued)

	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund

Investment Income:

Dividend income	$40,721	$2,309,437	$1,059,325

Interest income	4,468,033	270	—

Securities lending income	—	44,316	5,522

Foreign withholding tax	—	(11,520)	(3,598)
Total investment income	4,508,754	2,342,503	1,061,249
Expenses:

Investment advisory and management fees	630,910	1,436,738	586,173

Administrative fees	210,303	307,872	135,271

Distribution fees - Class N	7,968	10,364	194

Shareholder servicing fees - Class N	4,781	6,218	—

Shareholder servicing fees - Class I	68,478	76,868	48,845

Custodian fees	15,670	20,420	13,412

Registration fees	28,899	34,009	19,482

Professional fees	28,966	30,476	22,530

Reports to shareholders	5,598	9,470	3,983

Trustee fees and expenses	12,799	19,127	8,232

Transfer agent fees	3,995	8,911	2,804

Miscellaneous	4,684	7,077	3,587
Total expenses before offsets	1,023,051	1,967,550	844,513

Expense reimbursements	(114,289)	(26,797)	(28,939)

Expense reductions	—	(19,065)	(2,635)
Net expenses	908,762	1,921,688	812,939

Net investment income	3,599,992	420,815	248,310

Net Realized and Unrealized Loss:

Net realized gain (loss) on investments	972,055	(4,769,812)	(4,187,671)

Net change in unrealized appreciation/depreciation on investments	(3,206,684)	(36,471,060)	(7,790,318)
Net realized and unrealized loss	(2,234,629)	(41,240,872)	(11,977,989)

Net increase (decrease) in net assets resulting from operations	$1,365,363	$(40,820,057)	$(11,729,679)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019

	AMG GW&K Global Allocation Fund		AMG GW&K Enhanced Core Bond ESG Fund

	June 30, 2020	December 31, 2019	June 30, 2020	December 31, 2019
Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$1,141,957	$4,245,714	$383,969	$912,976

Net realized gain (loss) on investments	(6,248,155)	13,203,990	528,086	404,962

Net change in unrealized appreciation/depreciation on investments	(8,164,490)	23,461,975	839,206	2,227,923

Net increase (decrease) in net assets resulting from operations	(13,270,688)	40,911,679	1,751,261	3,545,861

Distributions to Shareholders:

Class N	(1,804,150)	(4,102,350)	(150,194)	(379,255)

Class I	(4,122,174)	(10,291,326)	(110,589)	(192,619)

Class C1	—	—	—	(16,702)

Class Z	(212,100)	(493,265)	(120,707)	(338,179)

Total distributions to shareholders	(6,138,424)	(14,886,941)	(381,490)	(926,755)

Capital Share Transactions:[2]

Net increase (decrease) from capital share transactions	(92,726,037)	(24,570,919)	943,834	(5,633,199)

Total increase (decrease) in net assets	(112,135,149)	1,453,819	2,313,605	(3,014,093)

Net Assets:
Beginning of period	251,707,304	250,253,485	33,361,072	36,375,165

End of period	$139,572,155	$251,707,304	$35,674,677	$33,361,072

[1]	Effective May 31, 2019, Class C shares were converted into Class N shares.

[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019

	AMG GW&K Municipal Bond Fund		AMG GW&K Municipal Enhanced Yield Fund

	June 30, 2020	December 31, 2019	June 30, 2020	December 31, 2019
Increase in Net Assets Resulting From Operations:

Net investment income	$9,040,512	$18,764,133	$3,599,992	$7,164,664

Net realized gain on investments	2,151,913	5,823,265	972,055	2,874,832

Net change in unrealized appreciation/depreciation on investments	11,551,770	47,803,351	(3,206,684)	15,319,807

Net increase in net assets resulting from operations	22,744,195	72,390,749	1,365,363	25,359,303

Distributions to Shareholders:

Class N	(131,232)	(308,006)	(75,994)	(199,815)

Class I	(8,873,155)	(18,444,080)	(3,509,169)	(8,694,071)

Class Z	—	—	(1,531)	(4,178)

Total distributions to shareholders	(9,004,387)	(18,752,086)	(3,586,694)	(8,898,064)

Capital Share Transactions:[1]

Net increase from capital share transactions	117,238,993	21,588,783	34,967,816	51,350,874

Total increase in net assets	130,978,801	75,227,446	32,746,485	67,812,113

Net Assets:

Beginning of period	1,033,225,305	957,997,859	279,070,477	211,258,364

End of period	$1,164,204,106	$1,033,225,305	$311,816,962	$279,070,477

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019

	AMG GW&K Small Cap Core Fund		AMG GW&K Small/Mid Cap Fund

	June 30, 2020	December 31, 2019	June 30, 2020	December 31, 2019
Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$420,815	$851,757	$248,310	$362,287

Net realized gain (loss) on investments	(4,769,812)	22,218,128	(4,187,671)	(1,633,170)

Net change in unrealized appreciation/depreciation on investments	(36,471,060)	92,751,979	(7,790,318)	42,609,178

Net increase (decrease) in net assets resulting from operations	(40,820,057)	115,821,864	(11,729,679)	41,338,295

Distributions to Shareholders:

Class N	—	(519,512)	—	(280)

Class I	—	(17,342,704)	—	(248,675)

Class Z	—	(5,682,701)	—	(316,750)

Total distributions to shareholders	—	(23,544,917)	—	(565,705)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	32,013,683	(49,229,890)	12,450,784	38,228,007

Total increase (decrease) in net assets	(8,806,374)	43,047,057	721,105	79,000,597

Net Assets:

Beginning of period	451,962,547	408,915,490	198,839,794	119,839,197

End of period	$443,156,173	$451,962,547	$199,560,899	$198,839,794

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal period

Class N	For the six months ended June 30, 2020 (unaudited)	For the fiscal years ended December 31,
		2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$17.04	$15.45	$17.03	$15.45	$14.92	$15.09

Income (loss) from Investment Operations:

Net investment income[2,3]	0.08	0.25	0.18	0.10	0.14 [4]	0.10 [5]

Net realized and unrealized gain (loss) on investments	(0.56)	2.35	(0.67)	2.30	0.54	0.23

Total income (loss) from investment operations	(0.48)	2.60	(0.49)	2.40	0.68	0.33

Less Distributions to Shareholders from:

Net investment income	(0.08)	(0.27)	(0.16)	(0.11)	(0.14)	(0.11)

Net realized gain on investments	(0.48)	(0.74)	(0.93)	(0.71)	(0.01)	(0.39)

Total distributions to shareholders	(0.56)	(1.01)	(1.09)	(0.82)	(0.15)	(0.50)

Net Asset Value, End of Period	$16.00	$17.04	$ 15.45	$17.03	$15.45	$14.92

Total Return[3,6]	(2.44)%[7]	16.96%	(2.89)%	15.54%	4.59%	2.19%

Ratio of net expenses to average net assets[8]	1.08%[9]	1.08%	1.08%	1.09%	1.08%	1.08%

Ratio of gross expenses to average net assets[10]	1.19%[9]	1.16%	1.15%	1.14%	1.25%	1.36%

Ratio of net investment income to average net assets[3]	1.06%[9]	1.51%	1.02%	0.63%	0.94%	0.64%

Portfolio turnover	125%[7]	123%	80%	75%	119%	105%

Net assets end of period (000’s) omitted	$45,657	$69,774	$75,271	$74,315	$92,502	$94,476

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal period

Class I	For the six months ended June 30, 2020 (unaudited)	For the fiscal years ended December 31,
		2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$17.22	$15.60	$17.19	$15.59	$15.05	$15.23

Income (loss) from Investment Operations:

Net investment income[2,3]	0.10	0.28	0.21	0.13	0.17 [4]	0.12 [5]

Net realized and unrealized gain (loss) on investments	(0.56)	2.38	(0.68)	2.31	0.54	0.23

Total income (loss) from investment operations	(0.46)	2.66	(0.47)	2.44	0.71	0.35

Less Distributions to Shareholders from:

Net investment income	(0.10)	(0.30)	(0.19)	(0.13)	(0.16)	(0.14)

Net realized gain on investments	(0.48)	(0.74)	(0.93)	(0.71)	(0.01)	(0.39)

Total distributions to shareholders	(0.58)	(1.04)	(1.12)	(0.84)	(0.17)	(0.53)

Net Asset Value, End of Period	$16.18	$17.22	$15.60	$17.19	$15.59	$15.05

Total Return[3,6]	(2.33)%[7]	17.17%	(2.77)%	15.71%	4.79%	2.29%

Ratio of net expenses to average net assets[8]	0.93%[9]	0.93%	0.92%	0.94%	0.93%	0.93%

Ratio of gross expenses to average net assets[10]	1.04%[9]	1.01%	0.99%	0.99%	1.10%	1.21%

Ratio of net investment income to average net assets[3]	1.21%[9]	1.66%	1.18%	0.78%	1.09%	0.80%

Portfolio turnover	125%[7]	123%	80%	75%	119%	105%

Net assets end of period (000’s) omitted	$90,010	$173,575	$166,554	$114,913	$75,890	$60,798

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal period

Class Z	For the six months ended June 30, 2020 (unaudited)	For the fiscal years ended December 31,
		2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$17.21	$15.60	$17.19	$15.58	$15.05	$15.22

Income (loss) from Investment Operations:

Net investment income[2,3]	0.10	0.30	0.22	0.15	0.18 [4]	0.14 [5]

Net realized and unrealized gain (loss) on investments	(0.56)	2.37	(0.67)	2.32	0.54	0.23

Total income (loss) from investment operations	(0.46)	2.67	(0.45)	2.47	0.72	0.37

Less Distributions to Shareholders from:

Net investment income	(0.10)	(0.32)	(0.21)	(0.15)	(0.18)	(0.15)

Net realized gain on investments	(0.48)	(0.74)	(0.93)	(0.71)	(0.01)	(0.39)

Total distributions to shareholders	(0.58)	(1.06)	(1.14)	(0.86)	(0.19)	(0.54)

Net Asset Value, End of Period	$16.17	$17.21	$15.60	$17.19	$15.58	$15.05

Total Return[3,6]	(2.28)%[7]	17.21%	(2.68)%	15.90%	4.82%	2.44%

Ratio of net expenses to average net assets[8]	0.83%[9]	0.83%	0.83%	0.84%	0.83%	0.83%

Ratio of gross expenses to average net assets[10]	0.94%[9]	0.91%	0.90%	0.89%	1.00%	1.09%

Ratio of net investment income to average net assets[3]	1.31%[9]	1.76%	1.27%	0.88%	1.20%	0.89%

Portfolio turnover	125%[7]	123%	80%	75%	119%	105%

Net assets end of period (000’s) omitted	$3,905	$8,358	$8,429	$7,060	$5,796	$1,709

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12, $0.15, and $0.16 for Class N, Class I, and Class Z shares, respectively.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.11, and $0.13 for Class N, Class I, and Class Z shares, respectively.

[6]	The total return is calculated using the published Net Asset Value as of period end.

[7]	Not annualized.

[8]

Includes reduction from broker recapture amounting to less than 0.01% for the six months ended June 30, 2020, 0.01% for the fiscal years ended December 31, 2019 and 2018, less than 0.01%, 0.01% and 0.01% for the fiscal years ended 2017, 2016 and 2015, respectively.

[9]	Annualized.

[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

Class N	For the six months ended June 30, 2020 (unaudited)	For the fiscal years ended December 31,
		2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$10.15	$9.43	$9.81	$9.67	$9.58	$10.22

Income (loss) from Investment Operations:

Net investment income[2,3]	0.11	0.24	0.23	0.21	0.22	0.29

Net realized and unrealized gain (loss) on investments	0.44	0.73	(0.38)	0.15	0.09	(0.64)

Total income (loss) from investment operations	0.55	0.97	(0.15)	0.36	0.31	(0.35)

Less Distributions to Shareholders from:

Net investment income	(0.11)	(0.25)	(0.23)	(0.22)	(0.22)	(0.29)

Net Asset Value, End of Period	$10.59	$10.15	$9.43	$9.81	$9.67	$9.58

Total Return[3]	5.45%[4]	10.35%[5]	(1.48)%[5]	3.76%[5]	3.26%	(3.51)%

Ratio of net expenses to average net assets	0.73%[6]	0.73%	0.73%	0.75%	0.84%	0.84%

Ratio of gross expenses to average net assets[7]	1.14%[6]	1.16%	0.99%	1.04%	1.05%	1.07%

Ratio of net investment income to average net assets[3]	2.15%[6]	2.43%	2.45%	2.19%	2.27%	2.87%

Portfolio turnover	94%[4]	71%	26%	39%	88%	57%

Net assets end of period (000’s) omitted	$13,978	$14,779	$12,884	$16,027	$16,115	$20,203

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

Class I	For the six months ended June 30, 2020 (unaudited)	For the fiscal years ended December 31,
		2019	2018	2017[8]	2016[1]	2015

Net Asset Value, Beginning of Period	$10.19	$9.47	$9.85	$9.70	$9.62	$10.26

Income (loss) from Investment Operations:

Net investment income[2,3]	0.12	0.26	0.25	0.23	0.24	0.30

Net realized and unrealized gain (loss) on investments	0.43	0.73	(0.38)	0.16	0.08	(0.63)

Total income (loss) from investment operations	0.55	0.99	(0.13)	0.39	0.32	(0.33)

Less Distributions to Shareholders from:

Net investment income	(0.12)	(0.27)	(0.25)	(0.24)	(0.24)	(0.31)

Net Asset Value, End of Period	$10.62	$10.19	$9.47	$9.85	$9.70	$9.62

Total Return[3,5]	5.43%[4]	10.51%	(1.27)%	4.03%	3.31%	(3.30)%

Ratio of net expenses to average net assets	0.55%[6]	0.55%	0.54%	0.61%	0.69%	0.67%

Ratio of gross expenses to average net assets[7]	0.96%[6]	0.98%	0.80%	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets[3]	2.33%[6]	2.62%	2.64%	2.32%	2.39%	2.96%

Portfolio turnover	94%[4]	71%	26%	39%	88%	57%

Net assets end of period (000’s) omitted	$10,934	$8,502	$5,967	$6,864	$37,952	$7,463

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended June 30, 2020 (unaudited)	For the fiscal years ended December 31,
Class Z		2019	2018	2017[8]	2016[1]	2015

Net Asset Value, Beginning of Period	$10.18	$9.46	$9.84	$9.70	$9.61	$10.25

Income (loss) from Investment Operations:

Net investment income[2,3]	0.12	0.27	0.26	0.24	0.25	0.31

Net realized and unrealized gain (loss) on investments	0.44	0.72	(0.38)	0.15	0.09	(0.63)

Total income (loss) from investment operations	0.56	0.99	(0.12)	0.39	0.34	(0.32)

Less Distributions to Shareholders from:

Net investment income	(0.12)	(0.27)	(0.26)	(0.25)	(0.25)	(0.32)

Net Asset Value, End of Period	$10.62	$10.18	$9.46	$9.84	$9.70	$9.61

Total Return[3,5]	5.57%[4]	10.59%	(1.23)%	4.01%	3.52%	(3.15)%

Ratio of net expenses to average net assets	0.48%[6]	0.48%	0.48%	0.50%	0.59%	0.59%

Ratio of gross expenses to average net assets[7]	0.89%[6]	0.91%	0.74%	0.79%	0.80%	0.82%

Ratio of net investment income to average net assets[3]	2.40%[6]	2.72%	2.70%	2.43%	2.51%	3.10%

Portfolio turnover	94%[4]	71%	26%	39%	88%	57%

Net assets end of period (000’s) omitted	$10,762	$10,080	$15,254	$21,271	$51,357	$47,402

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Not annualized.

[5]	The total return is calculated using the published Net Asset Value as of period end.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended June 30, 2020 (unaudited)	For the fiscal years ended December 31,
Class N		2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$12.12	$11.48	$11.60	$11.25	$11.70	$11.61

Income (loss) from Investment Operations:

Net investment income[2,3]	0.08	0.19	0.17	0.15	0.13	0.15

Net realized and unrealized gain (loss) on investments	0.15	0.64	(0.11)	0.36	(0.25)	0.24

Total income (loss) from investment operations	0.23	0.83	0.06	0.51	(0.12)	0.39

Less Distributions to Shareholders from:

Net investment income	(0.08)	(0.19)	(0.18)	(0.15)	(0.12)	(0.15)

Net realized gain on investments	—	—	(0.00)[4]	(0.01)	(0.21)	(0.15)

Total distributions to shareholders	(0.08)	(0.19)	(0.18)	(0.16)	(0.33)	(0.30)

Net Asset Value, End of Period	$12.27	$12.12	$11.48	$11.60	$11.25	$11.70

Total Return[3,5]	1.93%[6]	7.29%	0.54%	4.58%	(1.05)%	3.36%

Ratio of net expenses to average net assets	0.71%[7]	0.71%	0.71%	0.71%	0.71%	0.82%

Ratio of gross expenses to average net assets[8]	0.77%[7]	0.78%	0.77%	0.78%	0.95%	1.13%

Ratio of net investment income to average net assets[3]	1.38%[7]	1.59%	1.53%	1.31%	1.08%	1.28%

Portfolio turnover	12%[6]	18%	35%	27%	66%	78%

Net assets end of period (000’s) omitted	$19,975	$18,711	$17,445	$29,513	$31,406	$27,362

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended June 30, 2020 (unaudited)	For the fiscal years ended December 31,
Class I		2019	2018	2017[9]	2016[1]	2015

Net Asset Value, Beginning of Period	$12.18	$11.54	$11.66	$11.31	$11.77	$11.67

Income (loss) from Investment Operations:

Net investment income[2,3]	0.10	0.23	0.21	0.19	0.17	0.21

Net realized and unrealized gain (loss) on investments	0.16	0.64	(0.12)	0.36	(0.25)	0.24

Total income (loss) from investment operations	0.26	0.87	0.09	0.55	(0.08)	0.45

Less Distributions to Shareholders from:

Net investment income	(0.10)	(0.23)	(0.21)	(0.19)	(0.17)	(0.20)

Net realized gain on investments	—	—	(0.00)[4]	(0.01)	(0.21)	(0.15)

Total distributions to shareholders	(0.10)	(0.23)	(0.21)	(0.20)	(0.38)	(0.35)

Net Asset Value, End of Period	$12.34	$12.18	$11.54	$11.66	$11.31	$11.77

Total Return[3,5]	2.16%[6]	7.58%	0.87%	4.90%	(0.70)%	3.94%

Ratio of net expenses to average net assets	0.39%[7]	0.39%	0.39%	0.37%	0.34%	0.34%

Ratio of gross expenses to average net assets[8]	0.45%[7]	0.46%	0.45%	0.45%	0.58%	0.65%

Ratio of net investment income to average net assets[3]	1.70%[7]	1.91%	1.85%	1.64%	1.45%	1.76%

Portfolio turnover	12%[6]	18%	35%	27%	66%	78%

Net assets end of period (000’s) omitted	$1,144,229	$1,014,514	$940,553	$1,045,399	$728,365	$655,760

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Less than $(0.005) per share.

[5]	The total return is calculated using the published Net Asset Value as of period end.

[6]	Not annualized.

[7]	Annualized.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Effective June 23, 2017, Class S shares were converted to Class I shares.

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended June 30, 2020 (unaudited)	For the fiscal years ended December 31,
Class N		2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$10.42	$9.69	$10.02	$9.40	$10.08	$10.16

Income (loss) from Investment Operations:

Net investment income[2,3]	0.11	0.26	0.27	0.26	0.25	0.30

Net realized and unrealized gain (loss) on investments	(0.11)	0.78	(0.33)	0.62	(0.23)	0.05

Total income (loss) from investment operations	—	1.04	(0.06)	0.88	0.02	0.35

Less Distributions to Shareholders from:

Net investment income	(0.11)	(0.25)	(0.15)	(0.26)	(0.25)	(0.30)

Net realized gain on investments	—	(0.06)	—	—	(0.45)	(0.13)

Paid in capital	—	—	(0.12)	—	—	—

Total distributions to shareholders	(0.11)	(0.31)	(0.27)	(0.26)	(0.70)	(0.43)

Net Asset Value, End of Period	$10.31	$10.42	$9.69	$10.02	$9.40	$10.08

Total Return[3,4]	(0.02)%[5]	10.92%	(0.55)%	9.51%	0.10%	3.57%

Ratio of net expenses to average net assets	0.99%[6]	0.99%	0.99%	1.01%	1.14%	1.07%

Ratio of gross expenses to average net assets[7]	1.07%[6]	1.08%	1.08%	1.11%	1.30%	1.25%

Ratio of net investment income to average net assets[3]	2.23%[6]	2.56%	2.79%	2.67%	2.38%	2.98%

Portfolio turnover	46%[5]	40%	89%	67%	172%	120%
Net assets end of period (000’s) omitted	$13,955	$5,722	$7,283	$8,828	$4,184	$5,500

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended June 30, 2020 (unaudited)	For the fiscal years ended December 31,
Class I		2019	2018	2017[8]	2016[1]	2015

Net Asset Value, Beginning of Period	$10.15	$9.45	$10.01	$9.40	$10.07	$10.14

Income (loss) from Investment Operations:

Net investment income[2,3]	0.13	0.29	0.31	0.30	0.30	0.34

Net realized and unrealized gain (loss) on investments	(0.11)	0.76	(0.32)	0.61	(0.22)	0.07

Total income (loss) from investment operations	0.02	1.05	(0.01)	0.91	0.08	0.41

Less Distributions to Shareholders from:

Net investment income	(0.13)	(0.29)	(0.31)	(0.30)	(0.30)	(0.35)

Net realized gain on investments	—	(0.06)	—	—	(0.45)	(0.13)

Paid in capital	—	—	(0.24)	—	—	—

Total distributions to shareholders	(0.13)	(0.35)	(0.55)	(0.30)	(0.75)	(0.48)
Net Asset Value, End of Period	$10.04	$10.15	$9.45	$10.01	$9.40	$10.07

Total Return[3,4]	0.18%[5]	11.28%	(0.07)%	9.79%	0.70%	4.15%

Ratio of net expenses to average net assets	0.64%[6]	0.64%	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[7]	0.72%[6]	0.73%	0.73%	0.74%	0.80%	0.82%

Ratio of net investment income to average net assets[3]	2.58%[6]	2.91%	3.14%	3.05%	2.89%	3.42%

Portfolio turnover	46%[5]	40%	89%	67%	172%	120%
Net assets end of period (000’s) omitted	$297,741	$273,228	$203,867	$226,638	$195,193	$212,057

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended	For the fiscal years ended December 31,		For the fiscal period ended December 31,

Class Z	June 30, 2020 (unaudited)	2019	2018	2017[9]

Net Asset Value, Beginning of Period	$10.15	$9.44	$10.01	$9.49

Income (loss) from Investment Operations:

Net investment income[2,3]	0.13	0.30	0.31	0.25

Net realized and unrealized gain (loss) on investments	(0.11)	0.76	(0.32)	0.52

Total income (loss) from investment operations	0.02	1.06	(0.01)	0.77

Less Distributions to Shareholders from:

Net investment income	(0.13)	(0.29)	(0.32)	(0.25)

Net realized gain on investments	—	(0.06)	—	—

Paid in capital	—	—	(0.24)	—

Total distributions to shareholders	(0.13)	(0.35)	(0.56)	(0.25)

Net Asset Value, End of Period	$10.04	$10.15	$9.44	$10.01

Total Return[3,4]	0.20%[5]	11.45%	(0.09)%	8.23%[5]

Ratio of net expenses to average net assets	0.59%[6]	0.59%	0.59%	0.59%[6]

Ratio of gross expenses to average net assets[7]	0.67%[6]	0.68%	0.68%	0.69%[6]

Ratio of net investment income to average net assets[3]	2.63%[6]	2.96%	3.19%	3.07%[6]

Portfolio turnover	46%[5]	40%	89%	67%

Net assets end of period (000’s) omitted	$121	$120	$108	$108

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of period end.
[5]	Not annualized.
[6]	Annualized.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Effective June 23, 2017, Class S shares were converted to Class I shares.
[9]	Commencement of operations was February 27, 2017.

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended	For the fiscal years ended December 31,
Class N	June 30, 2020 (unaudited)	2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Period	$26.09	$21.03	$28.04	$24.57	$21.80	$23.39

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.02)	(0.04)	(0.04)	(0.06)[4]	0.00 [5,6]	(0.06)[7]

Net realized and unrealized gain (loss) on investments	(2.62)	6.47	(3.95)	5.06	3.81	(0.64)

Total income (loss) from investment operations	(2.64)	6.43	(3.99)	5.00	3.81	(0.70)

Less Distributions to Shareholders from:

Net realized gain on investments	—	(1.37)	(3.02)	(1.53)	(1.04)	(0.89)

Net Asset Value, End of Period	$23.45	$26.09	$21.03	$28.04	$24.57	$21.80

Total Return[3,8]	(10.12)%[9]	30.66%	(14.08)%	20.32%	17.44%	(3.02)%

Ratio of net expenses to average net assets[10]	1.29%[11]	1.29%	1.28%	1.32%	1.33%	1.35%

Ratio of gross expenses to average net assets[12]	1.31%[11]	1.31%	1.28%	1.33%	1.42%	1.46%

Ratio of net investment income (loss) to average net assets[3]	(0.15)%[11]	(0.15)%	(0.13)%	(0.21)%	0.01%	(0.24)%

Portfolio turnover	17%[9]	20%	25%	23%	19%	16%

Net assets end of period (000’s) omitted	$7,328	$10,239	$12,655	$24,989	$35,760	$35,691

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended	For the fiscal years ended December 31,
Class I	June 30, 2020 (unaudited)	2019	2018	2017[13]	2016[1]	2015

Net Asset Value, Beginning of Period	$26.57	$21.37	$28.42	$24.84	$22.04	$23.61

Income (loss) from Investment Operations:

Net investment income[2,3]	0.02	0.05	0.06	0.07 [4]	0.10 [5]	0.04 [7]

Net realized and unrealized gain (loss) on investments	(2.67)	6.58	(4.03)	5.10	3.86	(0.65)

Total income (loss) from investment operations	(2.65)	6.63	(3.97)	5.17	3.96	(0.61)

Less Distributions to Shareholders from:

Net investment income	—	(0.06)	(0.06)	(0.06)	(0.10)	(0.05)

Net realized gain on investments	—	(1.37)	(3.02)	(1.53)	(1.06)	(0.91)

Total distributions to shareholders	—	(1.43)	(3.08)	(1.59)	(1.16)	(0.96)

Net Asset Value, End of Period	$23.92	$26.57	$21.37	$28.42	$24.84	$22.04

Total Return[3,8]	(9.98)%[9]	31.13%	(13.83)%	20.79%	17.90%	(2.63)%

Ratio of net expenses to average net assets[10]	0.94%[11]	0.94%	0.95%	0.95%	0.94%	0.95%

Ratio of gross expenses to average net assets[12]	0.96%[11]	0.96%	0.95%	0.96%	1.03%	1.06%

Ratio of net investment income to average net assets[3]	0.20%[11]	0.20%	0.20%	0.24%	0.43%	0.17%

Portfolio turnover	17%[9]	20%	25%	23%	19%	16%

Net assets end of period (000’s) omitted	$338,220	$331,703	$311,252	$403,309	$367,972	$302,381

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class Z	June 30, 2020 (unaudited)	2019	2018	2017[14]

Net Asset Value, Beginning of Period	$26.57	$21.37	$28.42	$26.13

Income (loss) from Investment Operations:

Net investment income[2,3]	0.03	0.06	0.07	0.14 [4]

Net realized and unrealized gain (loss) on investments	(2.67)	6.59	(4.03)	3.75

Total income (loss) from investment operations	(2.64)	6.65	(3.96)	3.89

Less Distributions to Shareholders from:

Net investment income	—	(0.08)	(0.07)	(0.07)

Net realized gain on investments	—	(1.37)	(3.02)	(1.53)

Total distributions to shareholders	—	(1.45)	(3.09)	(1.60)

Net Asset Value, End of Period	$23.93	$26.57	$21.37	$28.42

Total Return[3,8]	(9.94)%[9]	31.13%	(13.73)%	14.87%[9]

Ratio of net expenses to average net assets[10]	0.89%[11]	0.89%	0.90%	0.90%[11]

Ratio of gross expenses to average net assets[12]	0.91%[11]	0.91%	0.90%	0.91%[11]

Ratio of net investment income to average net assets[3]	0.25%[11]	0.25%	0.25%	0.56%[11]

Portfolio turnover	17%[9]	20%	25%	23%

Net assets end of period (000’s) omitted	$97,608	$110,020	$85,009	$108,047

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.12), $0.01, and $0.09 for Class N, Class I and Class Z shares, respectively.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.06) and $0.04 for class N and Class I, respectively.

[6]	Less than $0.005 per share.

[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05) and $0.05 for Class N, and Class I, respecively.

[8]	The total return is calculated using the published Net Asset Value as of period end.

[9]	Not annualized.

[10]

Includes reduction from broker recapture amounting to 0.01% for the six months ended June 30, 2020, and fiscal year ended 2019, less than 0.01% for fiscal year ended 2018 and period ended December 31, 2017.

[11]	Annualized.

[12]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[13]	Effective June 23, 2017, Class S shares were converted to Class I shares.

[14]	Commencement of operations was on February 27, 2017.

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class N	June 30, 2020 (unaudited)	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$13.03	$9.99	$11.15	$10.35

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.00 [4]	0.00 [4]	(0.01)	0.01 [5]

Net realized and unrealized gain (loss) on investments	(0.73)	3.07	(0.91)	0.94

Total income (loss) from investment operations	(0.73)	3.07	(0.92)	0.95

Less Distributions to Shareholders from:

Net investment income	—	(0.01)	—	—

Net realized gain on investments	—	(0.02)	(0.24)	(0.15)

Total distributions to shareholders	—	(0.03)	(0.24)	(0.15)

Net Asset Value, End of Period	$12.30	$13.03	$9.99	$11.15

Total Return[3,6]	(5.53)%[7]	30.64%	(8.25)%	9.17%[7]

Ratio of net expenses to average net assets[8]	1.10%[9]	1.09%	1.09%	1.10%[9]

Ratio of gross expenses to average net assets[10]	1.13%[9]	1.14%	1.16%	1.71%[9]

Ratio of net investment income (loss) to average net assets[3]	0.08%[9]	0.02%	(0.09)%	0.12%[9]

Portfolio turnover	17%[7]	18%	53%	38%

Net assets end of period (000’s) omitted	$163	$172	$89	$11

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended June 30, 2020 (unaudited)					For the fiscal
						period ended
		For the fiscal years ended December 31,				December 31,
Class I		2019	2018	2017	2016[11]	2015[12]
Net Asset Value, Beginning of Period	$13.04	$9.99	$11.15	$9.80	$8.95	$10.00

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.01	0.02	0.01	0.03 [5]	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	(0.73)	3.07	(0.92)	1.48	0.89	(1.03)

Total income (loss) from investment operations	(0.72)	3.09	(0.91)	1.51	0.86	(1.05)

Less Distributions to Shareholders from:

Net investment income	—	(0.02)	(0.01)	(0.01)	(0.01)	—

Net realized gain on investments	—	(0.02)	(0.24)	(0.15)	—	—

Total distributions to shareholders	—	(0.04)	(0.25)	(0.16)	(0.01)	—

Net Asset Value, End of Period	$12.32	$13.04	$9.99	$11.15	$9.80	$8.95

Total Return[3,6]	(5.52)%[7]	30.86%	(8.15)%	15.44%	9.55%	(10.50)%7

Ratio of net expenses to average net assets[8]	0.95%[9]	0.94%	0.94%	0.94%	0.95%	0.95%[9]

Ratio of gross expenses to average net assets[10]	0.98%[9]	0.99%	1.01%	1.62%	4.60%	11.39%[9]

Ratio of net investment income (loss) to average net assets[3]	0.23%[9]	0.17%	0.06%	0.26%	(0.38)%	(0.39)%[9]

Portfolio turnover	17%[7]	18%	53%	38%	48%	41%[7]

Net assets end of period (000’s) omitted	$115,359	$102,784	$54,376	$24,266	$2	$1

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended June 30, 2020 (unaudited)			For the fiscal period ended December 31,
		For the fiscal years ended December 31,
Class Z		2019	2018	2017[1]

Net Asset Value, Beginning of Period	$13.05	$10.00	$11.15	$10.35

Income (loss) from Investment Operations:

Net investment income[2,3]	0.02	0.03	0.02	0.03[5]

Net realized and unrealized gain (loss) on investments	(0.73)	3.07	(0.91)	0.94

Total income (loss) from investment operations	(0.71)	3.10	(0.89)	0.97

Less Distributions to Shareholders from:

Net investment income	—	(0.03)	(0.02)	(0.02)

Net realized gain on investments	—	(0.02)	(0.24)	(0.15)

Total distributions to shareholders	—	(0.05)	(0.26)	(0.17)

Net Asset Value, End of Period	$12.34	$13.05	$10.00	$11.15

Total Return[3,6]	(5.44)%[7]	30.94%	(7.98)%	9.34%[7]

Ratio of net expenses to average net assets[8]	0.85%[9]	0.84%	0.84%	0.85%[9]

Ratio of gross expenses to average net assets[10]	0.88%[9]	0.89%	0.91%	1.46%[9]

Ratio of net investment income to average net assets[3]	0.33%[9]	0.27%	0.16%	0.37%[9]

Portfolio turnover	17%[7]	18%	53%	38%

Net assets end of period (000’s) omitted	$84,039	$95,884	$65,375	$6,980

[1]	Commencement of operations was on February 27, 2017.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Less than $0.005 per share.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.01), $0.00, and $0.01 for Class N, Class I and Class Z, respectively.

[6]	The total return is calculated using the published Net Asset Value as of period end.

[7]	Not annualized.

[8]

Includes reduction from broker recapture amounting to less than 0.01% for the six months ended June 30, 2020, 0.01% for the fiscal years ended 2019, 2018, and less than 0.01% for the fiscal year ended 2017.

[9]	Annualized.

[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Effective October 1, 2016, Institutional Class was renamed Class I.

[12]	Commencement of operations was on June 30, 2015.

Notes to Financial Statements (unaudited) June 30, 2020

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”) and AMG GW&K Small/Mid Cap Fund (“Small/Mid Cap”) and AMG Funds II: AMG GW&K Global Allocation Fund (“Global Allocation”) (formerly AMG Chicago Equity Parnters Balanced Fund), and AMG GW&K Enhanced Core Bond ESG Fund (“Enhanced Core Bond ESG”) , each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Each Fund offers Class N and Class I shares, and Global Allocation, Enhanced Core Bond ESG, Municipal Enhanced, Small Cap Core, and Small/Mid Cap offer Class Z shares. Effective May 31, 2019, Enhanced Core Bond ESG Class C shares were converted to Class N shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

On July 31, 2019, Small Cap Core was re-opened to new investors. Please refer to Small Cap Core’s current prospectus for additional information.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

Certain instruments held by a Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments. These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or net asset value.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

Notes to Financial Statements (continued)

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Global Allocation, Small Cap Core and Small/Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the six months ended June 30, 2020, the impact on the expenses and expense ratios were as follows: Global Allocation $4,875 or less than 0.01%, Small Cap Core $19,065 or 0.01%, and Small/Mid Cap $2,635 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to redemptions in kind. Temporary differences are primarily due to qualified late-year losses, wash sale loss deferrals, capital loss carryforwards, and mark-to-market on passive foreign investment companies.

At June 30, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Notes to Financial Statements (continued)

	Cost	Appreciation	Depreciation	Net Appreciation
Global Allocation	$127,129,345	$13,912,265	$(644,058)	$13,268,207
Enhanced Core Bond ESG	34,683,812	1,959,323	(79,742)	1,879,581
Municipal Bond	1,110,633,843	59,425,839	(1,080,525)	58,345,314
Municipal Enhanced	312,773,597	13,798,752	(1,261,321)	12,537,431
Small Cap Core	394,071,675	95,887,019	(35,279,061)	60,607,958
Small/Mid Cap	180,620,504	34,457,409	(15,404,103)	19,053,306

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss
	Carryover Amounts

Fund	Short-Term	Long-Term	Total
Enchanced Core Bond ESG	$1,514,015	$2,763,189	$4,277,204
Small/Mid Cap Value	499,380	1,285,567	1,784,947

As of December 31, 2019, Global Allocation, Municipal Bond, Municipal Enhanced, and Small Cap Core had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the fiscal year ended December 31, 2019, Small Cap Core transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $47,933,644. For the purposes of U.S. GAAP, the transactions were treated as a sale of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

For the six months ended June 30, 2020 (unaudited) and the fiscal year ended December 31, 2019, the capital stock transactions by class for the Funds were as follows:

		Global Allocation				Enhanced Core Bond ESG

	June 30, 2020		December 31, 2019		June 30, 2020		December 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	212,458	$3,446,623	755,483	$12,585,390	82,395	$853,293	385,161	$3,841,569

Reinvestment of distributions	114,137	1,665,028	219,225	3,700,415	11,582	119,839	30,307	301,677

Cost of shares repurchased	(1,569,330)	(25,067,626)	(1,751,239)	(29,287,443)	(229,506)	(2,374,253)	(514,970)	(5,145,719)

Share Conversion	—	—	—	—	—	—	190,000	1,871,729

Net increase (decrease)	(1,242,735)	$(19,955,975)	(776,531)	$(13,001,638)	(135,529)	$(1,401,121)	90,498	$869,256

Notes to Financial Statements (continued)

		Global Allocation				Enhanced Core Bond ESG

	June 30, 2020		December 31, 2019		June 30, 2020		December 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class I:

Proceeds from sale of shares	1,661,453	$26,959,481	2,971,394	$49,904,550	320,436	$3,340,315	442,100	$4,378,909

Reinvestment of distributions	110,833	1,628,790	320,513	5,466,578	9,766	101,507	16,552	165,239

Cost of shares repurchased	(6,289,938)	(97,536,929)	(3,884,175)	(66,016,224)	(135,618)	(1,372,057)	(254,280)	(2,503,281)

Net increase (decrease)	(4,517,652)	$(68,948,658)	(592,268)	$(10,645,096)	194,584	$2,069,765	204,372	$2,040,867

Class C:[1]

Proceeds from sale of shares	—	—	—	—	—	—	81	$779

Reinvestment of distributions	—	—	—	—	—	—	1,516	14,667

Cost of shares repurchased	—	—	—	—	—	—	(52,291)	(505,697)

Share Conversion	—	—	—	—	—	—	(190,108)	(1,871,729)

Net decrease	—	—	—	—	—	—	(240,802)	$(2,361,980)

Class Z:

Proceeds from sale of shares	69,730	$1,074,531	55,790	$947,599	156,511	$1,635,865	141,124	$1,392,522

Reinvestment of distributions	14,254	209,905	28,546	486,627	11,064	114,873	26,209	260,974

Cost of shares repurchased	(328,099)	(5,105,840)	(139,084)	(2,358,411)	(144,107)	(1,475,548)	(789,299)	(7,834,838)

Net increase (decrease)	(244,115)	$(3,821,404)	(54,748)	$(924,185)	23,468	$275,190	(621,966)	$(6,181,342)

[1] Effective May 31, 2019, Class C shares were converted into Class N shares.

		Municipal Bond				Municipal Enhanced

	June 30, 2020		December 31, 2019		June 30, 2020		December 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	571,301	$6,958,737	587,077	$6,987,998	1,501,831	$15,133,649	1,153,398	$11,800,890

Reinvestment of distributions	10,291	125,339	25,450	304,213	7,165	73,610	19,060	194,890

Cost of shares repurchased	(498,131)	(5,982,160)	(588,678)	(7,045,640)	(704,672)	(6,984,810)	(1,375,096)	(14,098,046)

Net increase (decrease)	83,461	$1,101,916	23,849	$246,571	804,324	$8,222,449	(202,638)	$(2,102,266)

Class I:

Proceeds from sale of shares	27,835,125	$337,781,039	25,467,262	$305,694,822	6,585,025	$64,382,059	8,484,080	$84,587,165

Reinvestment of distributions	579,553	7,096,519	1,156,277	13,901,387	178,629	1,777,996	459,497	4,602,583

Cost of shares repurchased	(18,964,508)	(228,740,481)	(24,889,281)	(298,253,997)	(4,033,350)	(39,416,219)	(3,603,519)	(35,740,786)

Net increase	9,450,170	$116,137,077	1,734,258	$21,342,212	2,730,304	$26,743,836	5,340,058	$53,448,962

Class Z:

Reinvestment of distributions	—	—	—	—	154	$1,531	418	$4,178

Net increase	—	—	—	—	154	$1,531	418	$4,178

Notes to Financial Statements (continued)

		Small Cap Core				Small/Mid Cap

	June 30, 2020		December 31, 2019		June 30, 2020		December 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	54,802	$1,129,907	37,380	$923,528	—	—	4,335	$52,000

Reinvestment of distributions	—	—	20,023	515,592	—	—	22	280

Cost of shares repurchased	(134,723)	(3,016,490)	(266,629)	(6,460,696)	—	—	—	—

Net increase (decrease)	(79,921)	$(1,886,583)	(209,226)	$(5,021,576)	—	—	4,357	$52,280

Class I:

Proceeds from sale of shares	4,071,934	$86,088,032	2,631,723	$65,737,211	3,300,168	$37,362,015	3,410,892	$38,761,509

Reinvestment of distributions	—	—	614,371	16,108,801	—	—	17,872	230,903

Cost of shares repurchased	(2,417,121)	(50,583,161)	(5,324,375)	(130,505,862)[1]	(1,818,854)	(18,959,778)	(989,978)	(11,582,617)

Net increase (decrease)	1,654,813	$35,504,871	(2,078,281)	$(48,659,850)	1,481,314	$18,402,237	2,438,786	$27,409,795

Class Z:

Proceeds from sale of shares	105,339	$2,312,167	355,072	$9,136,099	338,002	$4,008,683	2,176,455	$26,780,755

Reinvestment of distributions	—	—	216,732	5,682,701	—	—	24,497	316,750

Cost of shares repurchased	(166,726)	(3,916,772)	(408,010)	(10,367,264)	(872,009)	(9,960,136)	(1,393,119)	(16,331,573)

Net increase (decrease)	(61,387)	$(1,604,605)	163,794	$4,451,536	(534,007)	$(5,951,453)	807,833	$10,765,932

[1]	Includes redemption in-kind in the amount of $47,933,644.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At June 30, 2020, the market value of Repurchase Agreements outstanding for Global Allocation, Enhanced Core Bond ESG and Small Cap Core were $690,535, $1,362,491, and $11,093,650, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Notes to Financial Statements (continued)

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K. Effective April 17, 2020, the Board replaced Chicago Equity Partners, LLC as subadviser to Global Allocation with GW&K on an interim basis. Subsequently, effective June 19, 2020, shareholders of Global Allocation approved GW&K as the permanent subadviser to Global Allocation.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended June 30, 2020, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Global Allocation	0.60%

Enhanced Core Bond ESG	0.30%

Municipal Bond

on first $25 million	0.35%

on next $25 million	0.30%

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced	0.45%

Small Cap Core	0.70%

Small/Mid Cap	0.65%

The Investment Manager has contractually agreed, through at least May 1, 2021 for Enhanced Core Bond ESG, Municipal Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap and through at least May 1, 2022 for Global Allocation, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Global Allocation, Enhanced Core Bond ESG, Municipal Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap to the annual rate of 0.81%, 0.48%, 0.34%, 0.59%, 0.90% and 0.85%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to April 17, 2020, Global Allocation expense limitation was 0.84%.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At June 30, 2020, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Global Allocation	Enhanced Core Bond ESG
Less than 1 year	$75,267	$137,384
1-2 years	165,084	126,356
2-3 years	226,789	149,251

Total	$467,140	$412,991

Expiration Period	Municipal Bond	Municipal Enhanced
Less than 1 year	$695,245	$220,700
1-2 years	605,846	186,388
2-3 years	668,703	233,459

Total	$1,969,794	$640,547

Expiration Period	Small Cap Core	Small/Mid Cap
Less than 1 year	$33,765	$87,128
1-2 years	23,284	65,950
2-3 years	52,076	65,954

Total	$109,125	$219,032

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the

Notes to Financial Statements (continued)

distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of each Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For Global Allocation and Enhanced Core Bond ESG’s Class I shares, and for each of the Class N and Class I shares of Municipal Bond, Municipal Enhanced, Small Cap Core, and Small/Mid Cap, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended June 30, 2020, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred
Global Allocation
Class I	0.10%	0.10%
Enhanced Core Bond ESG
Class I	0.10%	0.07%
Municipal Bond
Class N	0.15%	0.12%
Class I	0.05%	0.05%
Municipal Enhanced
Class N	0.15%	0.15%
Class I	0.05%	0.05%
Small Cap Core
Class N	0.15%	0.15%
Class I	0.05%	0.05%
Small/Mid Cap
Class N	0.15%	—
Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively. At June 30, 2020, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the six months ended June 30, 2020:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate
Global Allocation	$870,308	7	$160	0.958%
Municipal Bond	3,052,454	2	153	0.915%
Municipal Enhanced	634,261	4	95	1.368%
Small Cap Core	3,532,151	3	270	0.930%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate
Global Allocation	$7,845,716	9	$1,797	0.929%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended June 30, 2020, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Global Allocation	$195,792,102	$263,173,415

Enhanced Core Bond ESG	27,114,404	24,332,235

Municipal Bond	195,013,332	118,657,734

Municipal Enhanced	153,902,797	125,177,233

Small Cap Core	101,765,793	69,901,262

Small/Mid Cap	45,290,575	29,797,133

Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2020 were as follows:

Notes to Financial Statements (continued)

	U.S. Government Obligations

Fund	Purchases	Sales
Global Allocation	$38,460,273	$72,435,568
Enhanced Core Bond ESG	4,390,109	6,651,232

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at June 30, 2020, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Global Allocation	$2,255,471	$690,535	$1,622,855	$2,313,390

Enhanced Core Bond ESG	1,486,873	1,362,491	172,291	1,534,782

Small Cap Core	70,653,714	11,093,650	59,510,704	70,604,354

Small/Mid Cap	12,246,691	—	12,438,359	12,438,359

The following table summarizes the securities received as collateral for securities lending at June 30, 2020:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Global Allocation	U.S. Treasury Obligations	0.000%-8.000%	07/09/20-08/15/49

Enhanced Core Bond ESG	U.S. Treasury Obligations	0.125%-3.375%	01/15/21-11/15/48

Small Cap Core	U.S. Treasury Obligations	0.000%-8.000%	07/09/20-11/15/49

Small/Mid Cap	U.S. Treasury Obligations	0.010%-8.000%	07/31/20-11/15/49

5. FOREIGN SECURITIES

Global Allocation invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

Notes to Financial Statements (continued)

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of June 30, 2020:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Global Allocation

RBC Dominion Securities, Inc.	$690,535	—	$690,535	$690,535	—

Enhanced Core Bond ESG

Citigroup Global Markets, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—

Morgan, Stanley & Co. LLC	362,491	—	362,491	362,491	—

Total	$1,362,491	—	$1,362,491	$1,362,491	—

Small Cap Core

Cantor Fitzgerald Securities, Inc.	$2,458,626	—	$2,458,626	$2,458,626	—

Citadel Securities LLC	1,403,977	—	1,403,977	1,403,977	—

Citigroup Global Markets, Inc.	2,634,751	—	2,634,751	2,634,751	—

RBC Dominion Securities, Inc.	2,005,347	—	2,005,347	2,005,347	—

State of Wisconsin Investment Board	2,590,949	—	2,590,949	2,590,949	—

Total	$11,093,650	—	$11,093,650	$11,093,650	—

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Other Information

PROXY VOTE

A special meeting of the shareholders of AMG GW&K Global Allocation Fund (“Global Allocation”) was held on June 18, 2020, to vote on the proposal to approve a new subadvisory agreement between AMG Funds LLC (Investment Manager) and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund. The proposal and result of the vote are summarized below.

		Number of Eligible Shareholders

Proposal	For	Against	Abstain

Approval of a new subadvisory agreement between the Investment Manager and GW&K with respect to Global Allocation	5,270,626	67,751	406,714

% of Shares Present	91.74%	1.18%	7.08%

% of Outstanding Shares	46.18%	0.59%	3.56%

Fund Totals:	Shares

Record Total	11,414,158

Shares Voted	5,745,091

Percent present	50.33%

Annual Renewal of Investment Management and Subadvisory Agreements

AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, and AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund): Approval of Investment Management and Subadvisory Agreements on June 25, 2020

At a meeting held via telephone and video conference on June 25, 20201, the Board of Trustees (the “Board” or the “Trustees”) of each of AMG Funds and AMG Funds II (each, a “Trust” and collectively, the “Trusts”), and separately a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) and AMG Funds for each of AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Municipal Bond Fund, and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016; the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with the Investment Manager and AMG Funds II for AMG GW&K Enhanced Core Bond ESG Fund and AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund), and separately each of Amendment No. 1 thereto, Amendment No. 2 thereto dated July 1, 2015, and Amendment No. 3 thereto dated October 1, 2016 (collectively, the “Investment Management Agreements”); and (ii) the Subadvisory Agreements, as amended at any time prior to the date of the meeting (collectively, the “Subadvisory Agreements”), with the Subadviser for each of AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Enhanced Core Bond ESG Fund[2].The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, and AMG GW&K Global Allocation

Fund (each, a “Fund,” and collectively, the “Funds”), the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreements and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreements and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trusts in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

For AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Enhanced Core Bond ESG Fund, the Trustees also reviewed information relating to the Subadviser’s operations and personnel and

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE.

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources, and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Funds and its discussions with the Subadviser’s management regarding the factors that contributed to the performance of the Funds.

With respect to AMG GW&K Small Cap Core Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 2000 Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the top decile relative to its Peer Group for all relevant time periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K Small/Mid Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2020 and for the period from the Fund’s inception on June 30, 2015 through March 31, 2020 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 2500 Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that Class I shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year and 3-year periods and in the top third relative to its Peer Group for the period from the Fund’s inception to March 31, 2020. The Trustees also took into account the fact that the Fund made changes to its principal investment strategy in 2017. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K Municipal Enhanced Yield Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Bloomberg Barclays U.S. Municipal Bond BAA Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that Class I shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year period, in the top quintile relative to its Peer Group for the 3-year period, and in the top quartile relative to its Peer Group for the 5-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K Municipal Bond Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year, and 10-year periods ended March 31, 2020 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the

Bloomberg Barclays 10-Year Municipal Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark. The Trustees also noted that Class I shares of the Fund ranked in the top quartile relative to its Peer Group for the 1-year and 3-year periods, in the top quintile relative to its Peer Group for the 5-year period and in the top decile relative to its Peer Group for the 10-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG GW&K Enhanced Core Bond ESG Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was above, above, below, and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark. The Trustees also noted that Class N shares of the Fund ranked in the top third relative to its Peer Group for the 1-year and 3-year periods. The Trustees also took into account the fact that the Fund transitioned to include an ESG strategy in 2019. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG GW&K Global Allocation Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund with that inception date) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was below, above, above, and above, respectively, the median performance of the Peer Group and below, below, below, and above, respectively, the performance of the Fund Benchmark, a Composite Index (60% MSCI ACWI Index and 40% Bloomberg Barclays Global Aggregate Bond Index). The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark. The Trustees also noted that Class N shares of the

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Fund ranked in the top third relative to its Peer Group for the 10-year period. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective April 17, 2020, and that the performance information reflected that of the Fund’s prior subadviser and investment strategy. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the change to the expense cap that was implemented during the past year for AMG GW&K Global Allocation Fund. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments made or to be made from the Subadviser to the Investment Manager, and other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under each Investment Management Agreement and the profitability to the Investment

Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under each Investment Management

Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

For each of AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Enhanced Core Bond ESG Fund, in considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to each Fund and the resulting profitability from these relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG GW&K Small Cap Core Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2020 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.90%. The Trustees also took into account management’s discussion of the Fund’s expenses. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Small/Mid Cap Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares of the Fund as of March 31, 2020 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.85%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Municipal Enhanced Yield Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares of the Fund as of March 31, 2020 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the

Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.59%. The Board also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

With respect to AMG GW&K Municipal Bond Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares of the Fund as of March 31, 2020 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.34%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Enhanced Core Bond ESG Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2020 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.48%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Global Allocation Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2020 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that, effective April 17, 2020, the Investment Manager has contractually agreed, through May 1, 2022, to lower the Fund’s contractual expense limitation from 0.84% to 0.81% of the Fund’s net annual operating expenses (subject to certain excluded expenses). The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds and key competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager, the Fund’s advisory fees are reasonable.

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After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and each Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 25, 2020, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement for each Fund and the Subadvisory Agreement for each of AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Enhanced Core Bond ESG Fund.

AMG Chicago Equity Partners Balanced Fund: Approval of Subadvisory Agreements on April 16, 2020

At a telephonic meeting held on April 16, 2020[3],the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds II (the “Trust”) (the “Independent Trustees”), unanimously voted to approve the interim subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to AMG Chicago Equity Partners Balanced

Fund (the “Fund”) (the “Interim Subadvisory Agreement”), and the new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements

In considering the Agreements, the Trustees considered the information relating to the Fund and GW&K provided to them in connection with the meeting on April 16, 2020 and other meetings of the Board throughout the last twelve months. In considering the Agreements, the Trustees also considered information relating to the eight other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of April 16, 2020, consisted of 52 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Fund. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure, GW&K’s compliance policies and procedures, and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined GW&K in 2005, one proposed portfolio manager joined GW&K in 2008, one proposed portfolio manager joined GW&K in 2015, and two proposed portfolio managers joined GW&K in 2019. The Trustees further noted that four of the proposed portfolio managers serve as portfolio manager or co-portfolio manager of at least one other fund subadvised by GW&K in the AMG Funds

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Complex, and noted that they were generally satisfied with the performance of such funds. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees also considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2019, GW&K managed approximately $42 billion in assets.

PERFORMANCE.

Because GW&K was proposing to manage the Fund with a new global asset allocation investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund. The Trustees, however, considered information relating to GW&K’s performance managing global equity and fixed income strategies, including for other funds in the AMG Funds Complex, and GW&K’s experience with asset allocation strategies. The Trustees further considered the performance of the other funds in the AMG Funds Complex sub-advised by GW&K.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE.

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of the Investment Manager, a portion of GW&K’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Agreement was the same as the rate paid to Chicago Equity Partners, LLC (“CEP”) under the subadvisory agreement with CEP (the “Former Subadvisory Agreement”).

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. The Trustees also were provided, in their June 27, 2019 in-person meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the potential broadening of GW&K’s global asset allocation investment capabilities, as well as the indirect benefits that GW&K may receive from GW&K’s relationship with the Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadviser to the Fund, which bears GW&K’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Fund’s subadvisory fees are reasonable.

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After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on April 16, 2020, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

[1] The Trustees determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the June 25, 2020 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Trustees who are not “interested persons” of AMG Funds or AMG Funds II, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

[2] At an in-person meeting held on March 19, 2020, the Board of Trustees of AMG Funds II, and separately a majority of the Independent Trustees, approved the Subadvisory Agreement with respect to AMG GW&K Global Allocation Fund, which was subsequently approved by the Fund’s shareholders at a special meeting held on June 18, 2020, for an initial two-year period.

[3] The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the April 16, 2020 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Independent Trustees, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33824 (March 25, 2020). This exemptive order supersedes a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33817 (March 13, 2020)).

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 19, 2020, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Christine C. Carsman

Edward J. Kaier

Kurt A. Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria L. Sassine

Thomas R. Schneeweis

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	063020	SAR019

Item 2.	CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	September 3, 2020

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	September 3, 2020